UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (formerly BlackRock

Emerging Market Local Debt Portfolio)

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

„   BlackRock International Bond Portfolio

„   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended Dec. 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

On November 12, 2013, the Board of Trustees of BlackRock Funds II (the “Board”) approved certain changes to the Fund.The Board approved a change in the name of the Fund to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and a change in the Fund’s investment strategy to allow greater flexibility to actively seek investment opportunities across US dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, the Fund added a custom benchmark comprised of 50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index. All of these changes were effective on January 2, 2014.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund underperformed its benchmark, the JP Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined in a generally rising interest rate environment. (Bond prices fall when interest rates rise.) Relative to the benchmark index, the Fund’s reduced level of currency risk during the month of April hurt returns as both interest rate and foreign exchange markets rallied at that time. Also detracting from results were the Fund’s overweight exposures to Uruguay and Mexico during the third quarter. In December, an overweight to the Turkish lira detracted.

•

Conversely, the Fund benefited from maintaining an aggressive stance in emerging markets currencies during the first quarter when risk markets rallied. The Fund’s rotation away from emerging markets currencies into the US dollar had a positive impact on relative performance when emerging market asset prices fell sharply in May. Additionally, the Fund’s diversified exposure to developed-market funding currencies (currencies with lower interest rates) contributed positively to results in the fourth quarter. To a lesser extent, positive returns came from an idiosyncratic underweight in Indonesia throughout the period given an overstimulated domestic economy with high levels of inflation.

Describe recent portfolio activity.

•

As discussed above, the Fund began the period with an aggressive risk stance, particularly with respect to currency exposures. However, given the slowdown in China’s growth and concerns about a less accommodative global policy environment, the Fund moved to a defensive position in April, mainly by reducing currency risk and increasing its US dollar position. While this positioning proved untimely in the short run, it shielded the Fund from the sharp currency sell-off and high volatility in May as investors reacted to an announcement from the US Federal Reserve regarding the possible reduction of its asset purchase program before the end of 2013. In the aftermath of the Fed’s statement, the Fund took advantage of increased dispersion between emerging market currencies and interest rates by increasing exposure to currencies that tend to benefit from real flows (i.e., inflows driven by factors other than increased global liquidity, such as foreign direct investment, exporting activity or remittances).

•

In the fourth quarter of 2013, as the outlook for global growth improved, the Fund initiated overweight positions in the Brazilian real, Mexican peso, Polish zloty, South African rand, Russian ruble and Malaysian ringgit, while reducing exposure to the euro and Japanese yen. Additionally, the Fund established an overweight to developed-market funding currencies including the British pound sterling and US dollar versus the Australian dollar, Japanese yen and euro predicated on expectations for the direction of monetary policy. Given concerns about higher inflation in certain emerging market nations, the Fund took underweight positions in South Africa, Brazil, Indonesia and India in favor of Mexico, Russia and Colombia, which are deemed better prepared to withstand the effects of reduced global liquidity.

•

The Fund’s overall move to a defensive stance during the period resulted in an overweight to the US dollar. This increased allocation to US cash proved beneficial for the Fund as emerging market asset prices declined through much of the period.

Describe portfolio positioning at period end.

•

The Fund ended the period with a short duration (lower sensitivity to interest rate movements) as compared to the JP Morgan GBI-EM Global Diversified Index. Approximately half of the Fund’s active duration position was attributable to short exposure to US Treasuries. In emerging market currencies, the largest overweights were in the Mexican peso, Uruguayan peso and Hungarian forint, while the most notable underweights were the Chinese yuan, Czech koruna and the Peruvian Nuevo sol. In developed markets, the Fund held a long position in the British pound sterling versus the Japanese yen and the euro. With respect to interest rate positioning, the Fund was overweight in Venezuela and Mexico and underweight in Thailand and Indonesia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	93%
Corporate Bonds	5
Foreign Agency Obligations	2

Geographic Allocation	Percent of Long-Term Investments

Brazil	14%
Mexico	13
Russia	12
South Africa	8
Czech Republic	6
Malaysia	5
Argentina	5
Venezuela	5
Turkey	5
Hungary	5
Uruguay	5
Poland	4
Indonesia	4
Colombia	3
Romania	3
Peru	2
Other[1]	1

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	DECEMBER 31, 2013

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio”.

[3]	An unmanaged index that tracks local currency bonds.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.76%	5.36%	(2.54)%	(9.23)%	N/A	9.72%	N/A	5.92%	N/A
Institutional	5.57	5.13	(2.60)	(9.30)	N/A	9.62	N/A	5.82	N/A
Investor A	5.14	4.24	(2.75)	(9.59)	(13.20)%	9.32	8.43%	5.52	4.79%
Investor C	4.59	4.09	(3.01)	(10.19)	(11.06)	8.51	8.51	4.76	4.76
JP Morgan GBI-EM Global Diversified Index	—	—	(1.96)	(8.98)	N/A	8.06	N/A	5.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio”.

[6]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock Institutional Investor A Investor C	$1,000.00 $1,000.00 $1,000.00 $1,000.00	$974.60 $974.00 $972.50 $969.90	$4.23 $4.78 $6.21 $9.93	$1,000.00 $1,000.00 $1,000.00 $1,000.00	$1,020.92 $1,020.37 $1,018.90 $1,015.12	$4.33 $4.89 $6.36 $10.16	0.85% 0.96% 1.25% 2.00%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2013	5

Fund Summary as of December 31, 2013	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On February 11, 2014, the Board of Trustees of BlackRock Funds II approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective March 14, 2014, except for certain retirement plan accounts, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about April 14, 2014, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, all of the Fund’s share classes outperformed the benchmark Citigroup Non-US Dollar World Government Bond Index with the exception of the Fund’s Investor C Shares, which performed in line with the benchmark index.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined in a rising interest rate environment. (Bond prices fall when interest rates rise.) Relative to the benchmark index, the Fund benefited from holding long government debt positions in Italy, Spain, and Ireland, where spreads tightened due to the continuation of accommodative monetary policy from the European Central Bank coupled with an improving fiscal outlook for Europe. The Fund’s non-benchmark exposure to spread sectors also had a positive impact, most notably due to holding long positions in investment grade credits in the industrial and financial sectors and asset-backed securities. Within active currency trading, shorting the Japanese yen provided a significant positive contribution to the Fund’s return.

•

Conversely, the Fund’s positioning in emerging markets negatively impacted performance as the asset class suffered from rising developed-market interest rates and diminished economic output. The Fund’s duration trading (sensitivity to interest rate movements) in Japan also negatively impacted performance.

•	The Fund utilizes derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, foreign currency transactions negatively impacted returns.

Describe recent portfolio activity.

•

In the first half of the period, the Fund held exposure to Italian and Spanish government debt. The Fund reduced exposure to US dollar-denominated emerging market sovereign debt given valuation concerns and moved into local, quasi-sovereign emerging market bonds. With respect to foreign currency exposure, the Fund removed its long positions in emerging market currencies due to concerns that the market’s preoccupation with stimulus tapering would continue to exert downward pressure on emerging market assets. Within investment grade corporate credit, the Fund realized profits on some senior US financial names where valuations had become unattractive.

•

Later in the period, the Fund rotated its positioning in European peripheral debt. The Fund moved from the semi-peripheral countries of Spain and Italy, where valuations were relatively high, to the peripheral countries of Portugal, Ireland and Slovenia.

Describe portfolio positioning at period end.

•

Relative to the Citigroup Non-US Dollar World Government Bond Index, the Fund ended the period with a short duration position in the United Kingdom and Japan, while its overall European duration was roughly in line with the index. The Fund maintained a non-benchmark short duration position in the United States. From a currency perspective, the Fund held an underweight position in the Australian dollar. As of period end, the Fund continued to seek opportunities in credit sectors such as securitized assets, covered bank bonds and emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	72%
Corporate Bonds	13
Asset-Backed Securities	6
Foreign Agency Obligations	4
Capital Trusts	3
Non-Agency Mortgage-Backed Securities	2

Geographic Allocation	Percent of Long-Term Investments

Japan	16%
Italy	13
United Kingdom	9
Denmark	7
Australia	6
Netherlands	6
Philippines	5
Spain	5
Austria	5
United States	5
Ireland	4
France	4
Slovenia	3
Germany	2
Other[1]	10

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS II	DECEMBER 31, 2013

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States.

[3]	This unmanaged, market capitalization-weighted index tracks 22 government bond indices, excluding the United States.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.60%	1.59%	3.71%	(3.40)%	N/A	2.80%	N/A	3.31%	N/A
Institutional	1.57	1.57	3.65	(3.51)	N/A	2.69	N/A	3.20	N/A
Service	1.17	1.17	3.41	(3.74)	N/A	2.44	N/A	2.93	N/A
Investor A	1.13	1.12	3.49	(3.79)	(7.64)%	2.36	1.53%	2.88	2.46%
Investor C	0.56	0.56	3.08	(4.59)	(5.53)	1.59	1.59	2.07	2.07
Citigroup Non-US Dollar World Government Bond Index	—	—	2.77	(4.56)	N/A	2.27	N/A	4.10	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,037.10	$4.00	$1,000.00	$1,021.27	$3.97	0.78%
Institutional	$1,000.00	$1,036.50	$4.57	$1,000.00	$1,020.72	$4.53	0.89%
Service	$1,000.00	$1,034.10	$5.79	$1,000.00	$1,019.51	$5.75	1.13%
Investor A	$1,000.00	$1,034.90	$6.15	$1,000.00	$1,019.16	$6.11	1.20%
Investor C	$1,000.00	$1,030.80	$10.19	$1,000.00	$1,015.17	$10.11	1.99%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2013	7

Fund Summary as of December 31, 2013	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund’s Institutional Share Class returned 3.38%, while the Investor A Shares returned 3.12% and Investor C Shares returned 2.34%. For the same period, the Barclays US Universal Index returned (1.35)% and the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.07%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes.

•

The Fund’s positive performance was largely attributable to a diverse exposure to credit sectors. Specifically, the Fund’s allocations to securitized assets, high yield and investment grade credit as well as trading within agency mortgage-backed securities (“MBS”) were the primary drivers of performance for the period. Within Europe, the Fund’s positions in financials and high yield securities had a positive impact on returns. The overall effect of the Fund’s currency positioning and exposure to call options and futures on the S&P 500 and Nikkei 225 indices added to performance for the period.

•	Mainly detracting from performance was the Fund’s duration positioning (sensitivity to interest rate movements) and exposures to US municipal and emerging market credit.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund.

During the period, the Fund’s derivatives holdings had a positive impact on returns.

Describe recent portfolio activity.

•

The Fund generally maintained a low duration profile throughout the period given expectations for a year of steadily rising interest rates. (Bond prices fall as interest rates rise.) The Fund scaled back on duration and credit risk in May amid higher levels of volatility driven by potential changes in the central bank’s policy stance. The Fund slightly increased duration and credit risk in September in light of increasing optimism that the Federal Reserve would not tighten money policy in the near future. In the final month of the period, the Fund reduced duration due to expectations that the Federal Reserve would soon announce a reduction in its asset purchase program.

•	The Fund held a cash balance to cover its derivative positions and to maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

As of period end, the Fund held a bias toward areas of the credit market that tend to exhibit low duration and provide relative value including commercial mortgage-backed securities, asset-backed securities, non-agency residential MBS and Asian corporate credit. At the same time, the Fund sought to maintain lower exposure (relative to its historical levels) to sectors deemed likely to trade at wider spreads in the near term, such as investment grade credit and high yield. The Fund also sought to take advantage of opportunities to generate absolute returns through long-short trades in European credit markets as the core countries appeared to be showing signs of a rebound. Overall, given an increasingly volatile market environment, the Fund remained focused on generating positive returns while mitigating downside risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	26%
Corporate Bonds	22
Non-Agency Mortgage-Backed Securities	13
Asset-Backed Securities	13
Foreign Government Obligations	8
U.S. Treasury Obligations	6
Taxable Municipal Bonds	5
Investment Companies	2
Preferred Securities	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	42%
AA/Aa	4
A	9
BBB/Baa	17
BB/Ba	8
B	9
CCC/Caa	3
CC/Ca	1
Not Rated	7

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Services, Inc. (“Moody’s”) rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	DECEMBER 31, 2013

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged market index of U.S. Treasury securities maturing in 90 days.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.12%	2.05%	2.91%	3.38%	N/A	9.88%	N/A	5.35%	N/A
Investor A	1.79	1.71	2.78	3.12	(1.01)%	9.58	8.68%	5.09	4.37%
Investor C	1.13	1.01	2.39	2.34	1.34	8.77	8.77	4.30	4.30
Barclays US Universal Index	—	—	0.97	(1.35)	N/A	5.41	N/A	4.67	N/A
BofA Merrill Lynch 3-Month US Treasury Bill Index	—	—	0.03	0.07	N/A	0.12	N/A	0.37	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,029.10	$4.55	$3.32	$1,000.00	$1,020.72	$4.53	$1,021.93	$3.31
Investor A	$1,000.00	$1,027.80	$5.83	$4.60	$1,000.00	$1,019.46	$5.80	$1,020.67	$4.58
Investor C	$1,000.00	$1,023.90	$9.64	$8.42	$1,000.00	$1,015.68	$9.60	$1,016.89	$8.39

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.14% for Investor A and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2013	9

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares available only in BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock International Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock International Bond Portfolio) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

Effective on June 10, 2013, all issued and outstanding Investor B Shares of BlackRock International Bond Portfolio were converted into Investor A Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	DECEMBER 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	11

Schedule of Investments December 31, 2013	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Argentina — 4.3%
YPF SA, 8.88%, 12/19/18 (a)	USD	4,400	$4,565,000

Foreign Agency Obligations
Venezuela — 1.4%
Petroleos de Venezuela SA, 9.75%, 5/17/35		2,100	1,475,250

Foreign Government Obligations
Brazil — 11.6%
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/15 (b)	BRL	10,776	4,123,738
Brazil Notas do Tesouro Nacional Series F:
10.00%, 1/01/14		2,302	975,734
10.00%, 1/01/17		17,612	7,060,477

			12,159,949
Colombia — 2.8%
Republic of Colombia:
12.00%, 10/22/15	COP	2,800,000	1,635,026
7.75%, 4/14/21		1,550,000	886,230
9.85%, 6/28/27		635,000	412,191

			2,933,447
Czech Republic — 4.7%
Czech Republic:
3.40%, 9/01/15	CZK	87,700	4,651,096
4.20%, 12/04/36		5,700	322,838

			4,973,934
Hungary — 4.0%
Republic of Hungary, 6.75%, 2/24/17	HUF	835,450	4,149,653

Foreign Government Obligations	Par (000)		Value
Indonesia — 3.5%
Republic of Indonesia:
11.00%, 9/15/25	IDR	14,665,000	$1,394,802
6.13%, 5/15/28		12,000,000	764,174
9.50%, 7/15/31		17,375,000	1,484,799

			3,643,775
Malaysia — 4.6%
Federation of Malaysia, 4.39%, 4/15/26	MYR	15,899	4,788,412
Mexico — 10.6%
United Mexican States:
8.00%, 12/17/15	MXN	22,706	1,875,235
6.50%, 6/10/21		43,665	3,431,157
8.50%, 5/31/29		36,674	3,190,437
8.50%, 11/18/38		31,133	2,633,782

			11,130,611
Nigeria — 0.7%
Federal Republic of Nigeria, 16.39%, 1/27/22	NGN	100,000	720,350
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29	USD	1	1,387
Peru — 1.8%
Republic of Peru, 7.84%, 8/12/20	PEN	4,755	1,935,698
Philippines — 0.5%
Republic of the Philippines:
4.95%, 1/15/21	PHP	13,000	309,771
6.25%, 1/14/36		11,000	262,716

			572,487
Poland — 3.7%
Republic of Poland, 5.75%, 9/23/22	PLN	10,615	3,876,565
Romania — 2.3%
Republic of Romania, 5.80%, 10/26/15	RON	7,700	2,459,377
Russia — 9.8%
Russian Federation:
6.90%, 8/03/16	RUB	164,050	5,032,576
7.60%, 4/14/21		169,100	5,208,060

			10,240,636

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ABS	Asset-Backed Security	IDR	Indonesian Rupiah
	AGC-ICC	American Guaranty Corp. —	ILS	Israeli Shekel
		Insured Custody Certificates	INR	Indian Rupee
	AGM	Assurance Guaranty	JPY	Japanese Yen
		Municipal Corp.	KRW	South Korean Won
	ARS	Argentine Peso	LIBOR	London Interbank Offered Rate
	AUD	Australian Dollar	MXN	Mexican Peso
	BBR	Australian Bank Bill Rate	MYR	Malaysian Ringgit
	BRL	Brazilian Real	NGN	Nigerian Naira
	BUBOR	Budapest Interbank Offered	NOK	Norwegian Krone
		Rate	NZD	New Zealand Dollar
	CAD	Canadian Dollar	OTC	Over-the-counter
	CDO	Collateralized Debt Obligation	PEN	Peruvian Nuevo Sol
	CHF	Swiss Franc	PHP	Philippine Peso
	CLO	Collateralized Loan Obligation	PIK	Payment-in-kind
	CLP	Chilean Peso	PLN	Polish Zloty
	CMBS	Commercial Mortgage-Backed	RB	Revenue Bonds
		Security	RON	Romanian New Leu
	CNY	Chinese Yuan	RUB	Russian Rouble
	COP	Colombian Peso	SEK	Swedish Krona
	CZK	Czech Koruna	SGD	Singapore Dollar
	DKK	Danish Krone	SPDR	Standard & Poor’s Depositary
	ETF	Exchange-Traded Fund		Receipts
	EUR	Euro	TBA	To-be-announced
	EURIBOR	Euro Interbank Offered Rate	THB	Thai Baht
	FKA	Formerly known as	TRY	Turkish Lira
	GBP	British Pound	TWD	Taiwan New Dollar
	GO	General Obligation	USD	US Dollar
	HKD	Hong Kong Dollar	UYU	Uruguayan Peso
	HUF	Hungarian Forint	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
South Africa — 7.0%
Republic of South Africa:
8.00%, 12/21/18	ZAR	9,150	$902,016
10.50%, 12/21/26		46,735	5,249,795
6.25%, 3/31/36		16,628	1,164,725

			7,316,536
Turkey — 4.0%
Republic of Turkey:
10.50%, 1/15/20	TRY	2,732	1,299,162
8.50%, 9/14/22		3,230	1,357,081
7.10%, 3/08/23		4,133	1,574,785

			4,231,028
Uruguay — 3.8%
Republic of Uruguay, 5.00%, 9/14/18	UYU	46,000	4,034,031
Venezuela — 2.9%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26	USD	3,500	2,992,500
Total Foreign Government Obligations — 78.3%			82,160,376

Foreign Government Obligations	Par (000)	Value
Total Long-Term Investments (Cost — $94,942,680) — 84.0%		$88,200,626

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	4,758,805	4,758,805
Total Short-Term Securities (Cost — $4,758,805) — 4.5%		4,758,805

Options Purchased
(Cost — $47,025) — 0.0%		1,713
Total Investments (Cost — $99,748,510) — 88.5%		92,961,144
Other Assets Less Liabilities — 11.5%		12,021,061

Net Assets — 100.0%		$104,982,205

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,366,556	(9,607,751)	4,758,805	$8,949

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
37	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	4,747,563	$(65,753)
(63)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	7,751,953	23,694
(98)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	11,692,625	33,699
Total						$(8,360)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,366,400	USD	585,182	Citibank N.A.	1/24/14	$(9,635)
BRL	417,420	USD	174,179	Deutsche Bank AG	1/24/14	1,644
BRL	209,840	USD	88,847	JPMorgan Chase Bank N.A.	1/24/14	(460)
BRL	259,020	USD	109,314	UBS AG	1/24/14	(211)
CLP	47,570,360	USD	88,848	BNP Paribas S.A.	1/24/14	1,426
CLP	118,736,040	USD	224,191	BNP Paribas S.A.	1/24/14	1,136
CLP	121,652,020	USD	228,755	Citibank N.A.	1/24/14	2,105
CLP	121,652,020	USD	228,755	Citibank N.A.	1/24/14	2,105
CLP	138,452,060	USD	259,274	Citibank N.A.	1/24/14	3,469
CLP	139,262,770	USD	262,073	Citibank N.A.	1/24/14	2,208

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	13

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	141,814,990	USD	268,208	Citibank N.A.	1/24/14	$916
CLP	199,917,210	USD	383,848	Citibank N.A.	1/24/14	(4,463)
CLP	193,738,960	USD	369,308	JPMorgan Chase Bank N.A.	1/24/14	(1,647)
CLP	1,417,773,010	USD	2,697,951	JPMorgan Chase Bank N.A.	1/24/14	(7,424)
COP	573,716,700	USD	295,426	BNP Paribas S.A.	1/24/14	1,682
COP	54,448,960	USD	27,979	Citibank N.A.	1/24/14	219
COP	234,628,230	USD	120,911	Citibank N.A.	1/24/14	595
COP	343,788,160	USD	177,210	Citibank N.A.	1/24/14	826
COP	649,067,100	USD	335,609	Citibank N.A.	1/24/14	521
COP	424,713,580	USD	219,207	JPMorgan Chase Bank N.A.	1/24/14	737
COP	169,091,860	USD	87,201	UBS AG	1/24/14	366
COP	632,335,010	USD	326,114	UBS AG	1/24/14	1,350
CZK	10,475,010	USD	520,549	BNP Paribas S.A.	1/24/14	7,038
CZK	10,466,540	USD	522,830	Deutsche Bank AG	1/24/14	4,331
EUR	129,960	USD	178,891	Deutsche Bank AG	1/24/14	(107)
GBP	2,215,290	USD	3,634,538	Goldman Sachs International	1/24/14	33,284
HUF	1,056,102,920	USD	4,786,326	Citibank N.A.	1/24/14	94,292
HUF	17,265,580	USD	79,239	Deutsche Bank AG	1/24/14	551
HUF	47,031,150	USD	218,714	Deutsche Bank AG	1/24/14	(1,367)
IDR	4,992,243,950	USD	428,519	Citibank N.A.	1/24/14	(19,988)
IDR	11,508,509,560	USD	959,042	Citibank N.A.	1/24/14	(17,266)
IDR	11,751,762,810	USD	971,220	Citibank N.A.	1/24/14	(9,537)
IDR	5,313,106,240	USD	466,062	Deutsche Bank AG	1/24/14	(31,274)
IDR	7,360,873,050	USD	626,991	Deutsche Bank AG	1/24/14	(24,628)
IDR	7,905,891,110	USD	693,986	Deutsche Bank AG	1/24/14	(47,023)
IDR	8,123,069,840	USD	729,836	Deutsche Bank AG	1/24/14	(65,100)
IDR	4,165,349,130	USD	354,196	HSBC Bank PLC	1/24/14	(13,333)
IDR	5,261,483,520	USD	456,528	HSBC Bank PLC	1/24/14	(25,965)
IDR	5,326,322,940	USD	475,990	HSBC Bank PLC	1/24/14	(40,120)
IDR	6,265,061,310	USD	542,900	HSBC Bank PLC	1/24/14	(30,210)
IDR	6,917,629,510	USD	566,554	HSBC Bank PLC	1/24/14	(464)
ILS	1,777,750	USD	507,197	Deutsche Bank AG	1/24/14	4,586
JPY	32,723,990	USD	311,984	Deutsche Bank AG	1/24/14	(1,209)
JPY	56,372,090	USD	546,652	Goldman Sachs International	1/24/14	(11,292)
KRW	660,415,800	USD	626,462	Deutsche Bank AG	1/24/14	(1,772)
MXN	5,310,350	USD	405,324	BNP Paribas S.A.	1/24/14	556
MXN	11,756,930	USD	913,195	Citibank N.A.	1/24/14	(14,590)
MXN	64,895,950	USD	4,948,601	Citibank N.A.	1/24/14	11,521
MXN	1,594,570	USD	123,353	Deutsche Bank AG	1/24/14	(1,477)
MXN	5,267,026	USD	404,391	Goldman Sachs International	1/24/14	(1,822)
MXN	825,120	USD	63,559	HSBC Bank PLC	1/24/14	(493)
MYR	399,530	USD	123,141	Citibank N.A.	1/24/14	(1,359)
MYR	23,774,510	USD	7,349,835	Citibank N.A.	1/24/14	(103,055)
MYR	1,071,920	USD	325,021	HSBC Bank PLC	1/24/14	1,714
MYR	223,610	USD	68,018	UBS AG	1/24/14	141
PEN	862,920	USD	310,180	Citibank N.A.	1/24/14	(2,949)
PEN	964,210	USD	341,918	Citibank N.A.	1/24/14	1,376
PEN	1,044,790	USD	371,151	Citibank N.A.	1/24/14	832
PLN	3,461,470	USD	1,139,230	Barclays Bank PLC	1/24/14	4,774

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	1,119,160	USD	371,709	BNP Paribas S.A.	1/24/14	$(1,830)
PLN	1,501,660	USD	492,673	HSBC Bank PLC	1/24/14	3,620
PLN	13,897,310	USD	4,563,572	JPMorgan Chase Bank N.A.	1/24/14	29,442
PLN	279,800	USD	91,768	UBS AG	1/24/14	705
RON	335,900	USD	103,916	BNP Paribas S.A.	1/24/14	(684)
RON	7,475,300	USD	2,310,329	Citibank N.A.	1/24/14	(12,951)
RUB	6,831,620	USD	206,373	Citibank N.A.	1/24/14	451
RUB	10,343,150	USD	311,916	Citibank N.A.	1/24/14	1,218
RUB	1,634,020	USD	49,395	Deutsche Bank AG	1/24/14	75
RUB	10,596,690	USD	323,993	HSBC Bank PLC	1/24/14	(3,183)
RUB	5,345,790	USD	161,212	UBS AG	1/24/14	630
SGD	650,400	USD	519,223	HSBC Bank PLC	1/24/14	(3,832)
SGD	132,020	USD	104,244	UBS AG	1/24/14	372
THB	27,297,860	USD	845,057	BNP Paribas S.A.	1/24/14	(15,314)
THB	156,416,110	USD	4,836,614	BNP Paribas S.A.	1/24/14	(82,210)
THB	3,268,560	USD	101,252	Deutsche Bank AG	1/24/14	(1,902)
THB	5,058,160	USD	156,441	HSBC Bank PLC	1/24/14	(2,694)
THB	7,470,590	USD	226,694	HSBC Bank PLC	1/24/14	381
THB	23,374,720	USD	726,600	HSBC Bank PLC	1/24/14	(16,105)
THB	8,734,120	USD	267,704	UBS AG	1/24/14	(2,223)
TRY	643,200	USD	296,891	Citibank N.A.	1/24/14	867
TRY	524,780	USD	255,786	Deutsche Bank AG	1/24/14	(12,849)
TRY	4,866,260	USD	2,369,624	Goldman Sachs International	1/24/14	(116,880)
TRY	382,770	USD	187,306	JPMorgan Chase Bank N.A.	1/24/14	(10,110)
TRY	135,500	USD	64,888	UBS AG	1/24/14	(2,161)
TWD	30,694,930	USD	1,039,097	BNP Paribas S.A.	1/24/14	(8,495)
USD	62,164	BRL	147,390	Citibank N.A.	1/24/14	81
USD	1,563,013	BRL	3,701,370	Citibank N.A.	1/24/14	3,943
USD	65,244	BRL	154,530	JPMorgan Chase Bank N.A.	1/24/14	154
USD	51,463	CHF	45,620	Citibank N.A.	1/24/14	314
USD	1,568,530	CHF	1,391,890	Credit Suisse International	1/24/14	7,944
USD	522,962	CHF	463,920	UBS AG	1/24/14	2,815
USD	2,088,628	CLP	1,092,561,330	BNP Paribas S.A.	1/24/14	15,260
USD	26,292	CLP	13,829,790	Citibank N.A.	1/24/14	47
USD	3,766,885	CLP	2,014,492,180	Citibank N.A.	1/24/14	(56,044)
USD	5,184,465	CNY	31,777,660	Citibank N.A.	1/24/14	(56,727)
USD	1,206,590	COP	2,329,924,930	BNP Paribas S.A.	1/24/14	2
USD	737,335	COP	1,441,578,700	Citibank N.A.	1/24/14	(9,209)
USD	36,995	CZK	735,650	Deutsche Bank AG	1/24/14	(57)
USD	8,167,059	CZK	162,614,310	JPMorgan Chase Bank N.A.	1/24/14	(23,222)
USD	1,685,556	EUR	1,231,970	BNP Paribas S.A.	1/24/14	(9,244)
USD	328,807	EUR	238,210	Citibank N.A.	1/24/14	1,106
USD	8,838,203	EUR	6,415,210	Deutsche Bank AG	1/24/14	12,912
USD	560,521	HUF	122,118,580	JPMorgan Chase Bank N.A.	1/24/14	(3,832)
USD	506,438	IDR	5,991,166,470	Citibank N.A.	1/24/14	16,163
USD	184,849	IDR	2,162,734,950	Deutsche Bank AG	1/24/14	7,866
USD	1,306,549	IDR	14,468,727,410	Deutsche Bank AG	1/24/14	122,529
USD	419,217	IDR	4,561,076,480	HSBC Bank PLC	1/24/14	45,970
USD	1,593,584	IDR	17,684,000,000	JPMorgan Chase Bank N.A.	1/24/14	146,448

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	514,786	ILS	1,809,010	Deutsche Bank AG	1/24/14	$(5,996)
USD	1,544,324	ILS	5,426,910	Goldman Sachs International	1/24/14	(17,988)
USD	6,242,878	JPY	641,816,510	JPMorgan Chase Bank N.A.	1/24/14	147,620
USD	2,076,953	PEN	5,869,470	Barclays Bank PLC	1/24/14	(12,793)
USD	234,346	PEN	664,370	Citibank N.A.	1/24/14	(2,194)
USD	948,978	PEN	2,663,780	Citibank N.A.	1/24/14	574
USD	529,487	RON	1,724,090	BNP Paribas S.A.	1/24/14	(376)
USD	599,500	RON	1,943,110	BNP Paribas S.A.	1/24/14	2,325
USD	245,779	RUB	8,116,850	UBS AG	1/24/14	45
USD	341,084	THB	10,986,310	JPMorgan Chase Bank N.A.	1/24/14	7,145
USD	47,796	TRY	98,110	BNP Paribas S.A.	1/24/14	2,377
USD	460,921	TRY	949,120	Deutsche Bank AG	1/24/14	21,544
USD	645,162	ZAR	6,702,240	BNP Paribas S.A.	1/24/14	8,503
USD	372,499	ZAR	3,900,440	Deutsche Bank AG	1/24/14	1,988
ZAR	4,657,069	USD	444,164	Deutsche Bank AG	1/24/14	(1,779)
ZAR	4,535,150	USD	432,063	UBS AG	1/24/14	(1,260)
ZAR	15,293,630	USD	1,454,922	UBS AG	1/24/14	(2,149)
ARS	1,282,520	USD	188,745	BNP Paribas S.A.	2/04/14	(6,592)
ARS	3,000,000	USD	404,313	Citibank N.A.	4/08/14	(15,087)
ARS	4,000,000	USD	541,162	BNP Paribas S.A.	4/16/14	(27,994)
Total						$(236,469)

•	OTC options purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	BNP Paribas S.A.	Put	ZAR	10.15	1/09/14	USD	5,000	$1,676
USD Currency	JPMorgan Chase Bank N.A.	Put	RUB	31.50	1/10/14	USD	4,500	37
Total								$1,713

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	—	$4,565,000	—	$4,565,000
Foreign Agency Obligations	—	1,475,250	—	1,475,250
Foreign Government Obligations	—	82,160,376	—	82,160,376
Short-Term Securities	$4,758,805	—	—	4,758,805
Options Purchased:
Foreign Currency Exchange Contracts	—	1,713	—	1,713
Total	$4,758,805	$88,202,339	—	$92,961,144

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$799,737	—	$799,737
Interest rate contracts	$57,393	—	—	57,393
Liabilities:
Foreign currency exchange contracts	—	(1,036,206)	—	(1,036,206)
Interest rate contracts	(65,753)	—	—	(65,753)
Total	$(8,360)	$(236,469)	—	$(244,829)

[1]    Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$10,924,830	—	—	$10,924,830
Cash pledged for financial futures contracts	115,000	—	—	115,000
Total	$11,039,830	—	—	$11,039,830

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	17

Schedule of Investments December 31, 2013	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France — 0.2%
Driver France FCT, Series 2013-1, Class B, 1.04%, 10/21/20 (a)	EUR	200	$281,284
Germany — 0.6%
SC Germany Auto, Series 2013-2, Class A, 0.69%, 3/12/23 (a)		510	702,249
Volkswagen Car Lease, Series 18, Class B, 0.91%, 7/21/19 (a)		100	137,757

			840,006
Italy — 0.2%
Berica PMI SRL, Series 1, Class A1X, 2.63%, 5/31/57 (a)		227	315,962
Luxembourg — 1.1%
Bumper 2 SA, Series 2011-2, Class A, 1.49%, 2/23/23 (a)		562	777,276
Red and Black Auto Lease Germany 1 SA, Series 1, Class A, 0.91%, 4/15/24		500	687,507

			1,464,783
Netherlands — 0.2%
HIGHWAY BV, Series 2012-1, Class A, 1.33%, 3/26/24 (a)		163	225,283
Portugal — 0.3%
Atlantes, Series 6, Class A, 2.68%, 3/20/33 (a)		300	413,776
United Kingdom — 0.6%
Bumper 5 UK Finance PLC, Series 2012-5, Class A2, 1.89%, 6/20/22 (a)	GBP	267	444,787
E-CARAT PLC, Series 2, Class A, 1.04%, 10/18/21 (a)		193	320,319
Turbo Finance 2 PLC, Series 2012-1, Class A, 1.89%, 2/20/19 (a)		71	117,314

			882,420
United States — 2.1%
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/09/17 (a)		550	925,038
SLM Student Loan Trust, Series 2003-10, 5.15%, 12/15/39		1,280	2,013,645

			2,938,683
Total Asset-Backed Securities — 5.3%			7,362,197

Capital Trusts
France — 0.3%
Veolia Environnement SA, 4.45% (a)(b)	EUR	300	410,173
Germany — 0.7%
RWE AG, 4.63% (a)(b)		580	817,857
Volkswagen International Finance NV, 3.88% (a)(b)		150	213,836

			1,031,693
United Kingdom — 1.6%
BG Energy Capital PLC, 6.50%, 11/30/72 (a)		720	1,113,066
Legal & General Group PLC, 5.88% (a)(b)	GBP	650	1,148,274

			2,261,340
Total Capital Trusts — 2.6%			3,703,206

Corporate Bonds	Par (000)		Value
Brazil — 0.3%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (c)	USD	365	$373,871
China — 0.4%
Bao-trans Enterprises Ltd., 3.75%, 12/12/18		549	543,175
Denmark — 1.6%
Nykredit Realkredit A/S, 1.29%, 10/01/38 (a)	DKK	5	953
Realkredit Danmark A/S, 2.00%, 1/01/14		12,450	2,295,883

			2,296,836
Europe — 0.2%
European Financial Stability Facility, 2.75%, 12/03/29	EUR	180	243,187
Finland — 0.7%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	1,035	942,762
Germany — 0.3%
Commerzbank AG, 6.38%, 3/22/19	EUR	250	380,432
Indonesia — 0.2%
Perusahaan Penerbit SBSN, 6.13%, 3/15/19 (c)	USD	288	307,080
Ireland — 0.6%
Bank of Ireland Mortgage Bank, 1.88%, 5/13/17	EUR	325	447,985
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	40,000	375,638

			823,623
Netherlands — 0.7%
Swiss Reinsurance Co via ELM BV, 5.25% (a)(b)	EUR	700	1,006,467
Philippines — 4.8%
Asian Development Bank, 2.35%, 6/21/27	JPY	600,000	6,660,218
United Kingdom — 0.5%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (c)	USD	600	676,194
United States — 1.6%
Verizon Communications, Inc.:
4.50%, 9/15/20		257	275,135
5.15%, 9/15/23		1,097	1,177,840
6.55%, 9/15/43		574	671,556
Wells Fargo & Co., 5.38%, 11/02/43		190	194,561

			2,319,092
Total Corporate Bonds — 11.9%			16,572,937

Foreign Agency Obligations
Australia — 0.4%
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (c)		554	549,833
Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (c)		477	471,634
Ireland — 0.2%
ESB Finance Ltd., 3.49%, 1/12/24	EUR	230	314,210
Russia — 1.0%
Gazprom Oao Via Gaz Capital SA, 3.39%, 3/20/20		990	1,361,948

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
South Korea — 0.8%
Export-Import Bank of Korea, 2.00%, 4/30/20	EUR	660	$878,801
The Korea Development Bank, 1.50%, 5/30/18		224	303,687

			1,182,488
Spain — 0.5%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	668,211
United Arab Emirates — 0.4%
Emirates Airline, 4.50%, 2/06/25	USD	530	484,950
Total Foreign Agency Obligations — 3.6%			5,033,274

Foreign Government Obligations
Australia — 5.5%
Commonwealth of Australia, 5.75%, 7/15/22	AUD	20	20,014
New South Wales Treasury Corp., 2.75%, 11/20/25		1,515	1,692,466
Queensland Treasury Corp., 6.00%, 9/14/17		6,155	6,006,850

			7,719,330
Austria — 4.4%
Republic of Austria:
4.00%, 9/15/16	EUR	2,205	3,322,060
1.75%, 10/20/23		2,160	2,836,033

			6,158,093
Canada — 1.1%
Canada Housing Trust No. 1, 2.40%, 12/15/22	CAD	975	868,711
Province of Quebec, 3.50%, 12/01/45		860	701,690

			1,570,401
Denmark — 5.1%
Kingdom of Denmark:
3.13%, 3/17/14	EUR	4,360	6,031,927
1.50%, 11/15/23	DKK	6,000	1,059,122

			7,091,049
France — 2.7%
Republic of France, 4.00%, 10/25/38	EUR	2,456	3,759,443
Ireland — 2.1%
Republic of Ireland, 5.40%, 3/13/25		1,895	2,964,866
Italy — 11.7%
Buoni Poliennali Del Tesoro:
2.15%, 11/12/17		3,850	5,333,620
4.50%, 2/01/20		1,625	2,403,998
4.25%, 3/01/20		3,215	4,698,880
5.50%, 11/01/22		250	387,055
4.50%, 5/01/23		465	669,641
5.00%, 8/01/39		325	461,948
5.00%, 9/01/40		760	1,077,216
4.75%, 9/01/44		920	1,250,891

			16,283,249
Japan — 15.1%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	703,000	6,863,159
Government of Japan (20 Year), Series 130, 1.80%, 9/20/31		891,000	8,989,590

Foreign Government Obligations	Par (000)		Value
Japan (concluded)
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37	JPY	72,000	$779,990
Series 27, 2.50%, 9/20/37		176,000	1,941,968
Series 37, 1.90%, 9/20/42		178,000	1,758,181
Government of Japan CPI Linked, Series 14, 1.20%, 12/10/17		66,300	705,977

			21,038,865
Mexico — 0.6%
United Mexican States, 8.50%, 11/18/38	MXN	10,000	845,980
Netherlands — 4.6%
Kingdom of the Netherlands:
1.25%, 1/15/18	EUR	2,555	3,564,986
1.75%, 7/15/23		2,165	2,855,959

			6,420,945
New Zealand — 0.6%
New Zealand Government Bond, 3.00%, 9/20/30	NZD	995	819,141
Slovenia — 2.7%
Republic of Slovenia:
4.38%, 4/02/14	EUR	630	872,735
0.00%, 10/16/14 (d)		1,390	1,874,942
4.75%, 5/10/18	USD	370	379,250
5.85%, 5/10/23		700	716,625

			3,843,552
South Africa — 0.4%
Republic of South Africa, 6.50%, 2/28/41	ZAR	8,082	567,743
Spain — 4.2%
Kingdom of Spain:
5.50%, 4/30/21	EUR	610	932,119
5.40%, 1/31/23		420	634,651
4.40%, 10/31/23		1,375	1,925,832
4.80%, 1/31/24		800	1,156,282
4.20%, 1/31/37		580	720,900
4.70%, 7/30/41		325	431,277

			5,801,061
Turks and Caicos Islands — 1.0%
Turks and Caicos Islands, 3.20%, 2/22/16 (c)	USD	1,330	1,374,415
United Kingdom — 4.8%
United Kingdom Gilt:
1.25%, 7/22/18	GBP	710	1,143,339
4.50%, 12/07/42		2,699	5,169,254
3.25%, 1/22/44		275	419,640

			6,732,233
Total Foreign Government Obligations — 66.6%			92,990,366

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 1.7%
Netherlands — 0.4%
Storm BV, Series 2010-1, Class A1, 1.09%, 3/22/52 (a)	EUR	431	$595,264
United Kingdom — 0.7%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 1.94%, 5/17/60 (a)(c)	USD	578	586,849
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.64%, 10/15/54 (a)(c)		329	330,034

			916,883
United States — 0.6%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.91%, 11/25/34 (a)		437	427,438
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 4.85%, 1/25/35 (a)		386	383,892

			811,330
Commercial Mortgage-Backed Securities — 0.5%
Ireland — 0.3%
German Residential Funding PLC:
Series 2013-1, Class D, 3.72%, 8/27/24 (a)	EUR	209	295,417
Series 2013-2, Series E 4.02%, 11/27/24 (a)		152	209,375

			504,792
United Kingdom — 0.2%
Taurus CMBS PLC, Series 2013-GMF1, Class D, 2.97%, 5/21/24 (a)		193	265,536
Total Non-Agency Mortgage-Backed Securities — 2.2%			3,093,805
Total Long-Term Investments (Cost — $131,274,240) — 92.2%			128,755,785

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	8,157,106	$8,157,106
Total Short-Term Securities (Cost — $8,157,106) — 5.9%		8,157,106

Options Purchased
(Cost — $277,550) — 0.2%		329,099
Total Investments Before Options Written (Cost — $139,708,896) — 98.3%		137,241,990

Options Written
(Premiums Received — $ 266,570) — (0.2)%		(236,914)
Total Investments Net of Options Written — 98.1%		137,005,076
Other Assets Less Liabilities — 1.9%		2,628,905

Net Assets — 100.0%		$139,633,981

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,284,314	3,872,792	8,157,106	$2,545

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(12)	Australian Government Bonds (10 Year)	Sydney	March 2014	USD	1,228,590	$(8,387)
(69)	Australian Government Bonds (3 Year)	Sydney	March 2014	USD	6,687,494	(7,190)
2	Canadian Government Bonds (10 Year)	Montreal	March 2014	USD	238,626	(3,025)
30	Euro-Bobl	Eurex	March 2014	USD	5,135,369	(44,767)
(7)	Euro-Bund	Eurex	March 2014	USD	1,340,198	16,053
20	Euro-Buxl	Eurex	March 2014	USD	3,357,271	(62,695)
(14)	Euro-Schatz	Eurex	March 2014	USD	2,124,364	(875)
(23)	Gilt British	NYSE Liffe	March 2014	USD	4,058,554	55,268
5	Japanese Government Bonds (10 Year)	Tokyo	March 2014	USD	6,804,672	(32,260)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Financial futures contracts outstanding as of December 31, 2013 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	128,313	$(2,951)
(87)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	10,705,078	218,656
(27)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	5,934,937	12,290
46	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	5,488,375	(78,684)
(4)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	545,000	13,102
Total						$74,535

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,298,285	DKK	12,450,006	Royal Bank of Scotland PLC	1/02/14	$2,401
USD	585,000	JPY	59,926,230	Citibank N.A.	1/08/14	15,932
USD	290,000	JPY	29,865,360	Deutsche Bank AG	1/08/14	6,394
EUR	4,000,000	USD	5,503,252	Deutsche Bank AG	1/22/14	(515)
EUR	5,000,000	USD	6,795,725	The Bank of New York Mellon	1/22/14	82,696
USD	11,857,634	EUR	8,781,000	Barclays Bank PLC	1/22/14	(222,249)
USD	212,436	EUR	155,000	BNP Paribas S.A.	1/22/14	(795)
USD	226,528	EUR	165,000	BNP Paribas S.A.	1/22/14	(460)
USD	149,193	EUR	110,000	Citibank N.A.	1/22/14	(2,132)
USD	211,809	EUR	155,000	Citibank N.A.	1/22/14	(1,422)
USD	366,520	EUR	270,000	Citibank N.A.	1/22/14	(4,915)
USD	620,528	EUR	450,000	Citibank N.A.	1/22/14	1,470
USD	678,038	EUR	500,000	Citibank N.A.	1/22/14	(9,805)
USD	371,923	EUR	275,000	Credit Suisse International	1/22/14	(6,390)
USD	220,253	EUR	160,000	Deutsche Bank AG	1/22/14	144
USD	288,802	EUR	210,000	Deutsche Bank AG	1/22/14	(92)
USD	219,809	EUR	160,000	Goldman Sachs Bank USA	1/22/14	(300)
USD	461,605	EUR	335,000	UBS AG	1/22/14	452
USD	6,537,892	EUR	4,850,000	UBS AG	1/22/14	(134,176)
AUD	3,200,000	USD	2,855,760	Bank of America N.A.	1/23/14	(2,920)
CAD	900,000	USD	857,431	Bank of America N.A.	1/23/14	(10,664)
CAD	25,000	USD	23,903	Citibank N.A.	1/23/14	(381)
CHF	410,142	USD	454,908	Deutsche Bank AG	1/23/14	4,940
DKK	12,450,006	USD	2,298,709	Royal Bank of Scotland PLC	1/23/14	3,216
EUR	500,000	USD	677,709	The Bank of New York Mellon	1/23/14	10,133
GBP	200,000	USD	322,797	Barclays Bank PLC	1/23/14	8,342
JPY	2,345,517,000	USD	22,885,660	UBS AG	1/23/14	(610,663)
MXN	11,003,000	USD	856,266	BNP Paribas S.A.	1/23/14	(15,214)
NOK	2,476,000	USD	413,956	Deutsche Bank AG	1/23/14	(6,094)
NZD	113,000	USD	95,532	Barclays Bank PLC	1/23/14	(2,761)
NZD	1,000,000	USD	817,414	Deutsche Bank AG	1/23/14	4,988
PLN	5,119,000	USD	1,666,662	BNP Paribas S.A.	1/23/14	25,259
SEK	6,749,000	USD	1,049,983	Deutsche Bank AG	1/23/14	(1,107)
SGD	861,000	USD	692,022	Deutsche Bank AG	1/23/14	(9,746)
USD	223,298	AUD	240,000	BNP Paribas S.A.	1/23/14	9,335
USD	9,841,903	AUD	10,371,000	Deutsche Bank AG	1/23/14	596,028
USD	622,291	CAD	648,000	BNP Paribas S.A.	1/23/14	12,619
USD	219,361	CAD	235,000	Citibank N.A.	1/23/14	(1,739)
USD	447,299	CAD	461,000	Deutsche Bank AG	1/23/14	13,566
USD	282,207	CAD	300,000	Deutsche Bank AG	1/23/14	2,221
USD	218,939	DKK	1,200,000	Deutsche Bank AG	1/23/14	(2,391)
USD	1,810,146	DKK	9,870,693	Deutsche Bank AG	1/23/14	(10,425)
USD	147,272	GBP	90,000	Citibank N.A.	1/23/14	(1,741)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	21

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	242,336	GBP	150,000	Citibank N.A.	1/23/14	$(6,019)
USD	374,234	GBP	230,000	Citibank N.A.	1/23/14	(6,576)
USD	207,003	GBP	125,000	Deutsche Bank AG	1/23/14	712
USD	733,892	GBP	459,000	JPMorgan Chase Bank N.A.	1/23/14	(26,073)
USD	215,000	JPY	22,382,618	Bank of America N.A.	1/23/14	2,436
USD	170,799	JPY	17,760,000	BNP Paribas S.A.	1/23/14	2,136
USD	187,392	JPY	19,245,000	BNP Paribas S.A.	1/23/14	4,625
USD	167,733	JPY	16,560,000	Citibank N.A.	1/23/14	10,466
USD	320,162	JPY	31,535,000	Citibank N.A.	1/23/14	20,679
USD	322,828	JPY	32,950,000	Citibank N.A.	1/23/14	9,907
USD	647,273	JPY	62,935,000	Citibank N.A.	1/23/14	49,589
USD	377,935	JPY	39,720,000	UBS AG	1/23/14	(365)
USD	1,671,378	NZD	2,014,000	Barclays Bank PLC	1/23/14	17,914
USD	312,372	PLN	970,000	UBS AG	1/23/14	(8,231)
USD	220,000	ZAR	2,312,189	Citibank N.A.	1/23/14	328
ZAR	5,032,000	USD	505,407	Deutsche Bank AG	1/23/14	(27,337)
MYR	3,587,032	USD	1,113,916	UBS AG	2/12/14	(21,732)
USD	220,000	MYR	712,735	Citibank N.A.	2/12/14	2,986
CHF	90,000	USD	100,128	HSBC Bank PLC	2/25/14	803
CNY	9,200,000	USD	1,501,673	HSBC Bank PLC	2/25/14	13,857
EUR	474,000	USD	642,092	Deutsche Bank AG	2/25/14	9,974
EUR	1,063,000	USD	1,463,336	Deutsche Bank AG	2/25/14	(1,003)
EUR	1,683,000	USD	2,266,770	Deutsche Bank AG	2/25/14	48,477
GBP	449,000	USD	734,730	Deutsche Bank AG	2/25/14	8,508
JPY	75,100,000	USD	740,982	Deutsche Bank AG	2/25/14	(27,655)
USD	749,661	AUD	814,000	HSBC Bank PLC	2/25/14	25,480
USD	646,416	CHF	585,000	Deutsche Bank AG	2/25/14	(9,641)
USD	1,896,609	CHF	1,733,000	Deutsche Bank AG	2/25/14	(46,890)
USD	83,333	CNY	510,000	HSBC Bank PLC	2/25/14	(680)
USD	1,470,125	EUR	1,078,000	Deutsche Bank AG	2/25/14	(12,844)
USD	1,461,381	EUR	1,079,000	UBS AG	2/25/14	(22,963)
USD	733,244	GBP	449,000	Deutsche Bank AG	2/25/14	(9,994)
USD	436,624	HUF	97,010,000	UBS AG	2/25/14	(10,933)
USD	732,808	JPY	75,100,000	Citibank N.A.	2/25/14	19,481
USD	360,692	JPY	37,200,000	Deutsche Bank AG	2/25/14	7,353
Total						$(242,186)

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	6,100	$329,099

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	12,200	$(236,914)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
iTraxx Sub Financials
Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	2,405	$(20,727)	$10,066	$(30,793)

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.13%[1]	6-month BUBOR	Bank of America N.A.	11/06/23	HUF	88,860	$1,891	—	$1,891
5.54%[1]	6-month BUBOR	Barclays Bank PLC	12/09/23	HUF	92,065	(11,017)	—	(11,017)
Total						$(9,126)	—	$(9,126)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,362,197	—	$7,362,197
Capital Trusts	—	3,703,206	—	3,703,206
Corporate Bonds	—	16,572,937	—	16,572,937
Foreign Agency Obligations	—	5,033,274	—	5,033,274
Foreign Government Obligations	—	92,990,366	—	92,990,366
Non-Agency Mortgage-Backed Securities	—	3,093,805	—	3,093,805
Short-Term Securities.	$8,157,106	—	—	8,157,106
Options Purchased:
Interest Rate Contracts	—	329,099	—	329,099
Total	$8,157,106	$129,084,884	—	$137,241,990

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	23

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$2,401	$1,053,446	—	$1,055,847
Interest rate contracts	315,369	1,891	—	317,260
Liabilities:
Credit contracts	—	(30,793)	—	(30,793)
Foreign currency exchange contracts	—	(1,298,033)	—	(1,298,033)
Interest rate contracts	(240,834)	(247,931)	—	(488,765)
Total	$76,936	$(521,420)	—	$(444,484)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$83,698	—	—	$83,698
Foreign currency at value	1,443,994	—	—	1,443,994
Cash pledged for financial futures contracts	605,000	—	—	605,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(100,000)	—	(100,000)
Total	$2,132,692	$(100,000)	—	$2,032,692

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments December 31, 2013	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Cayman Islands — 3.4%
ACAS CLO Ltd.:
Series 2012-1A, Class D, 5.10%, 9/20/23 (a)(b)	USD	3,465	$3,473,663
Series 2013-1A, Class C, 2.99%, 4/20/25 (a)(b)		2,000	1,950,000
Series 2013-1A, Class D, 3.84%, 4/20/25 (a)(b)		1,000	965,000
ALM Loan Funding:
Series 2012-7A, Class C, 4.74%, 10/19/24 (a)(b)		1,125	1,127,925
Series 2013-7R2A, Class B, 2.86%, 4/24/24 (a)(b)		9,260	9,089,616
Series 2013-8A, Class A1A, 1.69%, 1/20/26 (a)(b)		15,620	15,602,349
Series 2013-8A, Class B, 2.99%, 1/20/26 (a)(b)		3,995	3,927,085
Series 2013-8A, Class C, 3.44%, 1/20/26 (a)(b)		6,775	6,331,237
ALM VI Ltd., Series 2012-6A, Class C, 4.99%, 6/14/23 (a)(b)		3,840	3,853,056
Apidos CDO:
Series 2013-16A, Class A1, 1.69%, 1/19/25 (a)(b)		12,910	12,889,150
Series 2013-16A, Class C, 3.49%, 1/19/25 (a)(b)		4,025	3,793,019
Series 2013-16A, Class D, 4.74%, 1/19/25 (a)(b)		1,810	1,625,851
ARES CLO Ltd., Series 2012-2A, Class C, 3.32%, 10/12/23 (a)(b)		2,000	2,003,800
Ares XXIII CLO Ltd., Series 2012-1A, Class A, 1.74%, 4/19/23 (a)(b)		4,500	4,497,750
Ares XXV CLO Ltd.:
Series 2012-3X, Class C, 3.39%, 1/17/24 (b)		2,925	2,914,031
Series 2012-3X, Class D, 4.89%, 1/17/24 (b)		2,500	2,512,500
Atlas Senior Loan Fund Ltd., Series 2013-2A, Class A3L, 2.94%, 2/17/26 (a)(b)		5,000	4,800,000
Atrium IX, Series 9A, Class D, 3.74%, 2/28/24 (a)(b)		1,750	1,663,054
Avery Point CLO Ltd., Series 2013-3A, Class E, 5.29%, 1/18/25 (a)(b)		1,500	1,392,353
Babson CLO Ltd.:
Series 2012-2A, Class C, 4.49%, 5/15/23 (a)(b)		3,465	3,471,237
Series 2013-IIA, Class C, 3.53%, 1/18/25 (a)(b)		1,750	1,657,250
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.47%, 7/15/24 (a)(b)		3,210	3,149,652
Benefit Street Partners CLO Ltd., Series 2013-IIIA, Class C, 3.54%, 1/20/26 (a)(b)		3,780	3,479,490
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class D, 4.94%, 7/20/23 (a)(b)		8,480	8,490,600
Series 2012-4A, Class E, 5.74%, 1/20/25 (a)(b)		3,400	3,252,678
Series 2013-4A, Class C, 3.04%, 10/15/25 (a)(b)		4,970	4,821,099
Cent CLO LP, Series 2013-17A, Class C, 3.74%, 1/30/25 (a)(b)		1,000	968,500
Cent CLO Ltd., Series 2013-19A, Class A1A, 1.57%, 10/29/25 (a)(b)		13,005	12,916,566
CIFC Funding Ltd.:
Series 2012-3A, Class A2L, 2.49%, 1/29/25 (a)(b)		4,480	4,455,292
Series 2013-1A, Class C, 3.85%, 4/16/25 (a)(b)		1,700	1,621,559

Asset-Backed Securities	Par (000)		Value
Cayman Islands (continued)
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.48%, 10/20/43 (a)(b)	USD	3,053	$2,894,922
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class C, 5.24%, 7/17/23 (a)(b)		5,385	5,416,771
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A3L, 2.94%, 8/15/25 (a)(b)		3,165	3,085,875
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.24%, 3/17/22 (a)(b)		14,850	14,850,000
Series 2012-4A, Class A1, 1.59%, 6/19/24 (a)(b)		4,790	4,779,989
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.89%, 3/21/24 (a)(b)		1,000	964,500
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class D, 5.74%, 4/20/23 (a)(b)		5,000	4,870,500
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.84%, 4/15/25 (a)(b)		3,000	2,917,500
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 5.74%, 4/17/22 (a)(b)		7,000	6,779,500
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.47%, 10/28/24 (a)(b)		11,535	11,472,711
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.74%, 4/15/25 (a)(b)		1,000	967,800
Highbridge Loan Management Ltd., Series 2012-1A, Class B, 4.40%, 9/20/22 (a)(b)		3,000	3,012,129
ING Investment Management CLO Ltd.:
Series 2012-2A, Class A, 1.77%, 10/15/22 (a)(b)		2,875	2,875,678
Series 2012-2A, Class C, 3.69%, 10/15/22 (a)(b)		5,000	5,027,500
Series 2012-3A, Class D, 4.99%, 10/15/22 (a)(b)		4,000	4,004,000
ING Investment Management Co.:
Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		18,545	18,545,000
Series 2013-3A, Class B, 2.94%, 1/18/26 (a)(b)		6,540	6,412,961
Jamestown CLO I Ltd., Series 2012-1A, Class A1, 1.67%, 11/05/24 (a)(b)		4,000	4,000,000
Keuka Park CLO Ltd., Series 2013-1A, Class D, 3.44%, 10/21/24 (a)(b)		6,075	5,696,649
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)		5,671	5,642,175
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		7,785	7,631,134
LCM IX LP, Series 9A, Class E, 4.44%, 7/14/22 (a)(b)		3,000	2,829,600
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.80%, 10/23/25 (a)(b)		1,000	953,200
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.59%, 10/16/23 (a)(b)		2,143	2,142,700
Series 2012-1A, Class C, 3.69%, 10/16/23 (a)(b)		1,964	1,930,848
Series 2012-1X, Class D, 4.79%, 10/16/23 (b)		1,500	1,491,000
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.99%, 5/18/23 (a)(b)		1,000	970,000
Mountain Hawk CLO Ltd., Series 2013-2A, Class A1, 1.40%, 7/22/24 (a)(b)		10,005	9,792,849
Muir Woods CLO Ltd., Series 2012-1A, Class C, 3.99%, 9/14/23 (a)(b)		4,200	4,136,244
Neuberger Berman CLO Ltd., Series 2012-12A, Class D, 5.74%, 7/25/23 (a)(b)		3,695	3,713,475

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value
Cayman Islands (concluded)
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.24%, 1/15/24 (a)(b)	USD	1,000		$1,000,000
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 4.99%, 1/19/25 (a)(b)		1,250		1,141,087
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		8,330		8,199,219
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1, 1.55%, 10/25/25 (a)(b)		8,425		8,310,987
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.94%, 12/16/24 (a)(b)		4,075		3,973,125
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.74%, 5/15/23 (a)(b)		5,510		5,512,755
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.66%, 11/20/23 (a)(b)		7,500		7,481,250
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		10,470		10,375,770
OZLM Funding III Ltd., Series 2013-3A, Class A1, 1.57%, 1/22/25 (a)(b)		6,538		6,471,203
OZLM Funding Ltd., Series 2012-2X, Class B, 3.49%, 10/30/23 (b)		5,050		5,037,375
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 1.65%, 10/17/25 (a)(b)		10,000		9,898,000
Series 2013-2A, Class B, 3.30%, 10/17/25 (a)(b)		5,000		4,863,000
Race Point CLO Ltd., Series 2012-7A, Class A, 1.66%, 11/08/24 (a)(b)		4,000		4,000,000
Regatta Funding LP, Series 2013-2A, Class D, 5.74%, 1/15/25 (a)(b)		1,750		1,697,850
Sound Point CLO Ltd.:
Series 2013-3A, Class A, 1.65%, 1/21/26 (a)(b)		5,815		5,815,000
Series 2013-3A, Class B, 1.88%, 1/21/26 (a)(b)		3,395		3,225,929
Sudbury Mill CLO Ltd., Series 2013-1A, Class D, 3.74%, 1/17/26 (a)(b)		4,090		3,853,598
Symphony CLO VII Ltd., Series 2011-7A, Class B, 2.14%, 7/28/21 (a)(b)		6,130		6,130,000
Waterfront CLO Ltd., Series 2007-1A, Class B, 1.19%, 8/02/20 (a)(b)		6,295		5,841,760

				385,330,480
Italy — 0.1%
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	3,868		5,362,519
Berica PMI, Series 1, Class A1X, 2.63%, 5/31/57 (b)		1,819		2,529,267

				7,891,786
Netherlands — 0.1%
North Westerly CLO BV, Series IV-X, Class A-1, 0.00%, 1/15/26 (b)		13,800		18,937,268
United States — 8.4%
ACAS CLO Ltd., Series 2007-1A, Class A1S, 0.45%, 4/20/21 (a)(b)		18,545		18,220,462
Ally Auto Receivables Trust, Series 2012-A, Class R, 0.00%, 10/15/18 (a)(d)		—	(c)	9,168,544
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,500		4,658,494

Asset-Backed Securities	Par (000)		Value
United States (continued)
Series 2012-2, Class C, 2.64%, 10/10/17	USD	2,575	$2,647,975
Series 2012-3, Class C, 2.42%, 5/08/18		2,540	2,585,235
Series 2012-4, Class B, 1.31%, 11/08/17		1,675	1,680,249
Series 2012-4, Class C, 1.93%, 8/08/18		2,640	2,658,427
Series 2012-4, Class E, 3.82%, 2/10/20 (a)		10,900	11,185,648
Series 2013-1, Class C, 1.57%, 1/08/19		6,732	6,661,159
Series 2013-4, Class C, 2.72%, 9/09/19		1,680	1,699,732
Series 2013-4, Class D, 3.31%, 10/08/19		3,945	4,000,333
Series 2013-5, Class B, 1.52%, 1/08/19		3,965	3,951,130
Series 2013-5, Class C, 2.29%, 11/08/19		2,110	2,110,059
Series 2013-5, Class D, 2.86%, 12/08/19		5,035	5,018,223
BOAA_12-1: Cert, Series 2012-1, 0.00%, 3/15/19 (d)		15,937	2,369,398
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/09/17	GBP	1,500	2,522,830
Carlyle High Yield Partners X Ltd., Series 2007-10A, Class D, 1.44%, 4/19/22 (a)(b)	USD	2,500	2,218,750
CarMax Auto Owner Trust:
Series 2013-4, Class B, 1.71%, 7/15/19		3,445	3,420,334
Series 2013-4, Class C, 1.95%, 9/16/19		1,605	1,592,375
Series 2013-4, Class D, 2.60%, 4/15/20		1,605	1,592,199
Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A3, 0.30%, 12/25/36 (b)		9,750	5,655,663
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.77%, 11/07/23 (a)(b)		2,320	2,329,013
Series 2012-1A, Class C, 2.17%, 11/07/23 (a)(b)		1,495	1,500,790
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		14,688	14,706,440
Chrysler Capital Auto Receivables Trust:
Series 2013-AA, Class B, 1.83%, 3/15/19 (a)		2,080	2,074,361
Series 2013-AA, Class C, 2.28%, 7/15/19 (a)		4,330	4,311,450
Series 2013-AA, Class D, 2.93%, 8/17/20 (a)		4,330	4,310,065
Series 2013-AA, Class R, 0.00%		11	4,710,720
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		13,115	13,131,219
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		11,485	11,524,714
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		7,935	7,976,433
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		3,660	3,680,800
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		3,785	3,806,179
Series 2013-BA, Class D, 2.89%, 10/15/20 (a)		3,710	3,730,408
Series 2013-BB, Class R, 0.00%		36	10,579,879
Clydesdale CLO 2006 Ltd., Series 2006-1A, Class A1, 0.49%, 12/19/18 (a)(b)		14,000	13,720,000
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (a)		3,217	3,238,151

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
United States (continued)
Series 2011-1, Class B, 3.96%, 9/15/19 (a)	USD	2,250	$2,299,626
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,865	3,875,857
Series 2012-2A, Class B, 2.21%, 9/15/20 (a)		1,750	1,758,958
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		6,970	6,968,341
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		4,970	4,953,997
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		37,536	35,189,717
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		678	679,273
Series 2011-3A, Class D, 5.83%, 3/15/18 (a)		7,295	7,424,231
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		610	609,952
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,400	1,407,519
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,285	3,388,523
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)		480	481,003
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	201,617
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.37%, 12/25/36 (b)		11,059	5,656,359
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.74%, 10/25/24 (a)(b)		10,200	10,240,800
Series 2013-1A, Class A1, 1.69%, 1/17/26 (a)(b)		8,190	8,168,706
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class D, 2.27%, 1/15/16 (b)		3,250	3,251,622
Series 2012-2, Class C, 2.86%, 1/15/19		815	835,950
Series 2012-2, Class D, 3.50%, 1/15/19		1,445	1,498,628
Series 2012-4, Class D, 2.09%, 9/15/16		3,445	3,465,291
Series 2013-1, Class D, 1.82%, 1/15/18		3,530	3,520,688
Fraser Sullivan CLO II Ltd., Series 2006-2A, Class B, 0.65%, 12/20/20 (a)(b)		2,000	1,935,000
Fremont Home Loan Trust:
Series 2006-3, Class 2A3, 0.33%, 2/25/37 (b)		10,000	4,962,300
Series 2006-B, Class 2A3, 0.32%, 8/25/36 (b)		12,158	4,774,121
GSAA Home Equity Trust, Series 2005-11, Class 2A1, 0.44%, 10/25/35 (b)		4,027	3,672,418
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		3,200	3,221,120
Series 2012-T2, Class B2, 2.48%, 10/15/45 (a)		1,150	1,160,465
Series 2012-T2, Class C2, 3.96%, 10/15/45 (a)		2,100	2,148,300
Series 2012-T2, Class D2, 4.94%, 10/15/45 (a)		1,030	1,056,059
Series 2013-T1, Class C2, 2.49%, 1/16/46 (a)		900	899,280
Series 2013-T1, Class D2, 3.23%, 1/16/46 (a)		1,610	1,608,712
Series 2013-T3, Class B3, 2.14%, 5/15/46 (a)		4,505	4,439,677

Asset-Backed Securities	Par (000)		Value
United States (continued)
Series 2013-T5, Class AT5, 1.98%, 8/15/46 (a)	USD	6,035	$6,038,017
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		13,550	13,541,870
Hyar_13-B, Series 2013-B, 0.00%, 9/15/19		98	12,232,000
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,010	2,063,237
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)		11,144	12,432,398
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)		5,700	5,992,999
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		13,288	13,819,598
Lehman XS Trust, Series 2007-1, Class 2A1, 5.82%, 2/25/37 (b)		9,244	8,077,160
Mastr Asset Backed Securities Trust, Series 2006-NC3, Class A4, 0.32%, 10/25/36 (b)		9,312	4,820,649
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (a)		14,500	14,495,027
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (a)		22,825	22,761,729
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.35%, 8/23/27 (b)		1,910	1,864,527
Series 2008-3, Class A4, 1.89%, 11/25/24 (b)		4,435	4,607,898
Octr_06-1 X: A1, Series 06-1X, Class A1, 0.52%, 10/12/20 (b)		16,162	15,839,082
PFS Financing Corp.:
Series 2012-AA, Class A, 1.37%, 2/15/16 (a)(b)		3,490	3,492,289
Series 2012-AA, Class B, 1.87%, 2/15/16 (a)(b)		4,965	4,970,749
Series 2012-BA, Class B, 1.67%, 10/17/16 (a)(b)		4,030	4,019,679
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3, 7.24%, 9/25/37 (e)		14,923	8,900,047
Santander Drive Auto Receivables Trust:
Series 2011-4, Class C, 3.82%, 8/15/17		445	457,732
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		837	837,881
Series 2011-S1A, Class C, 1.89%, 5/15/17 (a)		101	101,116
Series 2012-1, Class B, 2.72%, 5/16/16		1,780	1,799,758
Series 2012-1, Class C, 3.78%, 11/15/17		2,400	2,481,401
Series 2012-3, Class B, 1.94%, 12/15/16		4,175	4,213,406
Series 2012-3, Class C, 3.01%, 4/16/18		5,690	5,855,642
Series 2012-4, Class C, 2.94%, 12/15/17		3,395	3,493,981
Series 2012-4, Class D, 3.50%, 6/15/18		21,020	21,928,106
Series 2012-5, Class B, 1.56%, 8/15/18		3,740	3,765,353
Series 2012-5, Class C, 2.70%, 8/15/18		2,060	2,116,059
Series 2012-6, Class C, 1.94%, 3/15/18		4,045	4,077,429
Series 2013-1, Class D, 2.27%, 1/15/19		3,820	3,776,933
Series 2013-4, Class B, 2.16%, 1/15/20		9,220	9,353,386
Series 2013-4, Class C, 3.25%, 1/15/20		7,630	7,838,497
Series 2013-4, Class D, 3.92%, 1/15/20		2,480	2,571,601
Series 2013-4, Class E, 4.67%, 1/15/20 (a)		25,000	25,668,700

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
United States (continued)
Series 2013-5, Class C, 2.25%, 6/17/19	USD	15,245	$15,192,877
Series 2013-5, Class D, 2.73%, 10/15/19		7,745	7,673,560
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		13,020	13,104,370
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		5,040	5,169,069
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		3,495	3,602,961
Series 2013-A, Class E, 4.71%, 1/15/21 (a)		23,740	24,404,055
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		3,887	3,891,538
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.64%, 3/15/22 (b)		4,889	4,781,928
Series 2004-A, Class A3, 0.64%, 6/15/33 (b)		16,595	15,048,512
Series 2004-B, Class A2, 0.44%, 6/15/21 (b)		2,288	2,260,589
Series 2004-B, Class A3, 0.57%, 3/15/24 (b)		10,555	9,518,362
Series 2006-B, Class A4, 0.42%, 3/15/24 (b)		8,395	8,099,295
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		2,000	2,123,330
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		3,340	3,483,593
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		7,690	8,260,590
Series 2012-A, Class A1, 1.57%, 8/15/25 (a)(b)		1,708	1,724,894
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		10,765	11,169,882
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	6,005,800
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		3,572	3,592,621
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,322,547
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		25,520	26,031,778
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	7,910,740
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		5,750	5,577,201
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		8,425	7,730,494
Series 2013-B, Class A2B, 1.27%, 6/17/30 (a)(b)		9,970	9,864,318
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.99%, 12/15/25 (a)(b)		17,540	17,393,138
Series 2008-5, Class A4, 1.94%, 7/25/23 (b)		10,085	10,542,506
Series 2013-6, Class A3, 0.82%, 6/26/28 (b)		24,035	24,035,577
Series 2013-C, Class A2A, 3.13%, 10/15/31 (a)		15,620	15,784,619
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		12,690	12,177,438
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		28,900	28,954,490
Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (a)		1,752	1,792,132

Asset-Backed Securities	Par (000)		Value
United States (concluded)
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22	USD	7,700	$7,630,977
Series 2012-C, Class C, 4.55%, 8/15/22		4,650	4,851,354
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,293,081
Series 2012-D, Class A, 2.15%, 4/17/23		2,290	2,228,525
Series 2012-D, Class B, 3.34%, 4/17/23		3,290	3,197,495
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,439,804

			945,873,927
Total Asset-Backed Securities — 12.0%			1,358,033,461

Common Stocks		Shares
Australia — 0.1%
Fortescue Metals Group Ltd.		1,000,000	5,196,661
Ireland — 0.0%
Smurfit Kappa Group PLC		113,500	2,793,390
United States — 0.2%
D.R. Horton, Inc.		60,000	1,339,200
General Motors Co. (f)		482,820	19,732,870
KB Home		60,000	1,096,800
Lennar Corp., Class A		30,000	1,186,800
The Ryland Group, Inc.		30,000	1,302,300
Standard Pacific Corp. (f)		130,000	1,176,500
Vantage Drilling Co. (f)		600,000	1,104,000

			26,938,470
Total Common Stocks — 0.3%			34,928,521

Corporate Bonds	Par (000)
Argentina — 0.0%
YPF SA, 8.88%, 12/19/18 (a)	USD	4,330	4,492,375
Australia — 0.4%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		13,147	13,204,032
5.00%, 9/30/43		13,428	13,652,798
Drillsearch Finance Property Ltd., 6.00%, 9/01/18		5,100	5,552,625
FMG Resources August 2006 Property Ltd.:
7.00%, 11/01/15 (a)		2,500	2,593,750
8.25%, 11/01/19 (a)		2,500	2,806,250
Leighton Finance USA Property Ltd., 5.95%, 11/13/22		1,500	1,459,200
Telstra Corp. Ltd., 2.50%, 9/15/23		100	133,670

			39,402,325
Belgium — 0.0%
Anheuser-Busch InBev NV, 4.00%, 9/24/25	GBP	155	254,071
UCB SA, 4.13%, 1/04/21	EUR	165	232,699

			486,770
Brazil — 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (a)	USD	9,056	9,269,175

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Canada — 0.2%
Encana Corp., 6.50%, 2/01/38	USD	3,353	$3,680,830
MDC Partners, Inc., 6.75%, 4/01/20 (a)		1,190	1,245,037
MEG Energy Corp.:
6.50%, 3/15/21 (a)		2,430	2,557,575
7.00%, 3/31/24 (a)		11,171	11,310,637
Tervita Corp., 10.88%, 2/15/18 (a)		5,000	5,087,500

			23,881,579
China — 1.4%
21Vianet Group, Inc., 7.88%, 3/22/16	CNY	14,000	2,365,464
Baidu, Inc., 3.25%, 8/06/18	USD	8,500	8,591,783
Bao-trans Enterprises Ltd., 3.75%, 12/12/18		5,350	5,293,237
Bestgain Real Estate Ltd., 2.63%, 3/13/18		5,000	4,667,465
Bestgain Real Estate Lyra Ltd., 4.05%, 12/16/16	CNY	13,000	2,148,584
Caifu Holdings Ltd., 8.75%, 1/24/20	USD	6,000	6,015,000
China Datang Corp., 3.60%, 4/25/16	CNY	12,000	1,974,748
China Mengniu Dairy Co. Ltd., 3.50%, 11/27/18		5,700	5,661,736
China Nickel Resources Holdings Co. Ltd., 10.00%, 3/12/15	HKD	10,000	1,225,127
China Overseas Finance Cayman III Ltd.:
5.38%, 10/29/23	USD	2,600	2,500,550
6.38%, 10/29/43		4,900	4,473,455
China Properties Group Ltd., 13.50%, 10/16/18		1,300	1,348,750
Citic Pacific Ltd., 6.80%, 1/17/23		2,000	1,840,000
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		2,550	2,313,105
Country Garden Holdings Co. Ltd.:
7.25%, 4/04/21		6,700	6,649,750
7.50%, 1/10/23		2,000	1,915,000
Fantasia Holdings Group Co. Ltd., 13.75%, 9/27/17		4,100	4,643,250
Fufeng Group Ltd., 3.00%, 11/27/18	CNY	53,000	8,820,347
Gemdale International Investment Ltd., 7.13%, 11/16/17	USD	2,000	2,067,500
Glorious Property Holdings Ltd., 13.25%, 3/04/18		4,800	4,008,000
Greentown China Holdings Ltd.:
5.63%, 5/13/16	CNY	12,500	2,063,856
8.00%, 3/24/19	USD	2,600	2,652,000
Hidili Industry International Development Ltd., 8.63%, 11/04/15		3,000	2,287,500
Hopson Development Holdings Ltd., 9.88%, 1/16/18		5,900	5,929,500
Kaisa Group Holdings Ltd.:
6.88%, 4/22/16	CNY	14,500	2,394,042
12.88%, 9/18/17	USD	4,000	4,570,000
8.88%, 3/19/18		3,300	3,374,250
10.25%, 1/08/20		4,800	4,908,000
Logo Star Ltd., 1.50%, 11/22/18	HKD	28,000	3,601,873
Panda Funding Investment 2013, 3.95%, 12/17/16	CNY	30,000	4,952,783
Poly Property Group Co. Ltd., 4.75%, 5/16/18	USD	4,900	4,746,875
Poly Real Estate Finance Ltd., 4.50%, 8/06/18		3,000	2,960,139
Qihoo 360 Technology Co. Ltd.:
2.50%, 9/15/18 (a)		2,000	2,132,500
2.50%, 9/15/18		2,079	2,207,898
Sparkle Assets Ltd., 6.88%, 1/30/20		4,860	4,659,496
Sunac China Holdings Ltd., 9.38%, 4/05/18		400	411,000
Tong Jie Ltd., 0.00%, 2/18/18 (d)	HKD	15,000	2,011,787
UA Finance (BVI) Ltd., 6.90%, 5/02/18	CNY	28,000	4,657,267
Xinyuan Real Estate Co. Ltd., 13.00%, 6/06/19	USD	3,000	3,052,650
Yingde Gases Investment Ltd., 8.13%, 4/22/18		4,700	4,888,000
Yuzhou Properties Co. Ltd., 8.75%, 10/04/18		4,700	4,822,200
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22		250	226,875

			152,033,342

Corporate Bonds	Par (000)		Value
Denmark — 0.0%
TDC A/S, 4.38%, 2/23/18	EUR	400	$607,224
Finland — 0.1%
Citycon Oyj, 3.75%, 6/24/20		5,750	7,894,847
Pohjola Bank PLC, 1.75%, 8/29/18		135	185,643

			8,080,490
France — 0.4%
Banque Federative du Credit Mutuel SA:
2.00%, 9/19/19		500	683,240
2.63%, 2/24/21		200	277,841
BNP Paribas SA, 2.88%, 9/26/23		400	556,071
BPCE SA, 4.63%, 7/18/23		100	144,597
Credit Agricole SA, 3.13%, 7/17/23		100	142,239
Eutelsat SA:
2.63%, 1/13/20		100	136,349
3.13%, 10/10/22		2,800	3,800,111
Gecina SA, 2.88%, 5/30/23		2,600	3,406,705
GELF Bond Issuer I SA, 3.13%, 4/03/18		5,190	7,348,252
ICADE:
2.25%, 1/30/19		100	137,698
3.38%, 9/29/23		200	278,979
Imerys SA, 2.50%, 11/26/20		3,500	4,764,305
Kering:
3.75%, 4/08/15		245	349,533
2.50%, 7/15/20		200	275,786
La Financiere Atalian SA, 7.25%, 1/15/20		1,020	1,486,402
Louis Dreyfus Commodities BV, 3.88%, 7/30/18		270	379,293
Magnolia BC SA, 9.00%, 8/01/20		2,219	3,196,166
Orange SA, 4.13%, 9/14/21	USD	270	273,352
Plastic Omnium SA, 2.88%, 5/29/20	EUR	10,200	13,733,867
Sanofi, 2.50%, 11/14/23		200	271,160
Société Générale SA:
2.38%, 2/28/18		3,200	4,562,718
4.75%, 3/02/21		300	481,170
Unibail-Rodamco SE, 2.38%, 2/25/21		730	996,142
Valeo SA, 5.75%, 1/19/17		300	465,072

			48,147,048
Germany — 0.5%
Allianz Finance II BV, 5.75%, 7/08/41 (b)		4,400	6,788,009
Commerzbank AG:
3.63%, 7/10/17		3,100	4,556,382
7.75%, 3/16/21		7,800	12,333,840
Deutsche Pfandbriefbank AG, 2.96%, 9/11/17		8,290	11,555,535
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	USD	350	384,287
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	2,740	4,127,528
Merck Financial Services GmbH, 4.50%, 3/24/20		285	446,709
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)		1,400	2,227,649
SAP AG, 2.13%, 11/13/19		350	482,623
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (g)		870	1,280,644
ThyssenKrupp AG, 4.00%, 8/27/18		5,510	7,928,700
Trionista Holdco GmbH, 5.00%, 4/30/20		1,239	1,743,702
Trionista TopCo GmbH, 6.88%, 4/30/21		810	1,177,280
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		1,130	1,804,689

			56,837,577

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hong Kong — 0.5%
Champion MTN Ltd., 3.75%, 1/17/23	USD	2,000	$1,703,826
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18	HKD	57,000	5,426,699
Far East Consortium International Ltd., 5.88%, 3/04/16	CNY	23,000	3,795,778
Gemdale Asia Holding Ltd., 5.63%, 3/21/18		20,000	3,211,345
IT Ltd., 6.25%, 5/15/18		25,100	3,519,296
MIE Holdings Corp., 6.88%, 2/06/18	USD	6,800	6,732,000
New World China Land Ltd., 5.50%, 2/06/18	CNY	30,000	5,088,772
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/08/23	USD	3,600	3,239,752
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23		6,650	6,620,614
Wanda Properties Overseas Ltd., 4.88%, 11/21/18		5,700	5,631,281
Wheelock Finance Ltd., 3.00%, 3/19/18		7,000	6,854,134

			51,823,497
India — 0.3%
AE-Rotor Holding BV, 4.97%, 3/28/18		5,200	5,153,611
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		2,800	2,571,520
Canara Bank, 5.25%, 10/18/18		4,700	4,796,773
ICICI Bank Ltd.:
4.75%, 11/25/16 (a)		1,350	1,407,221
4.80%, 5/22/19		4,900	4,933,006
Sintex Industries Ltd., 7.50%, 11/29/17 (h)		3,000	2,415,000
TML Holdings Pte Ltd., 4.25%, 5/16/18	SGD	11,500	8,812,894

			30,090,025
Indonesia — 0.1%
Bank Rakyat Indonesia Persero Tbk PT, 2.95%, 3/28/18	USD	6,950	6,498,250
Comfeed Finance BV, 6.00%, 5/02/18		2,550	2,352,375
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		3,000	3,028,770

			11,879,395
Ireland — 0.2%
AIB Mortgage Bank, 2.63%, 7/28/17	EUR	1,910	2,684,731
Bank of Ireland Mortgage Bank:
1.88%, 5/13/17		260	358,388
3.63%, 10/02/20		1,625	2,326,386
CRH Finance Ltd., 3.13%, 4/03/23		2,540	3,463,192
DEPFA Bank PLC, 0.98%, 12/15/15 (b)		4,661	5,642,702
XLIT Ltd.:
2.30%, 12/15/18	USD	5,012	4,922,731
5.25%, 12/15/43		2,282	2,297,285

			21,695,415
Italy — 1.5%
Atlantia SpA, 2.88%, 2/26/21	EUR	140	192,676
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16		11,999	17,365,602
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		13,640	18,923,778
Cerved Group SpA, 8.00%, 1/15/21		1,010	1,469,356
Credito Emiliano SpA, 3.25%, 7/09/20		2,725	3,845,272
Davide Campari-Milano SpA, 4.50%, 10/25/19		350	509,419
Enel Finance International NV, 4.88%, 4/17/23		1,459	2,211,496
Enel SpA, 5.25%, 6/20/17		400	611,334
GCL Holdings SCA, 9.38%, 4/15/18		995	1,478,333
Intesa Sanpaolo SpA, 3.00%, 1/28/19		10,970	15,188,025
IVS F. SpA, 7.13%, 4/01/20		3,928	5,565,882
Lottomatica Group SpA, 3.50%, 3/05/20		1,900	2,706,380

Corporate Bonds	Par (000)		Value
Italy (concluded)
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	3,376	$3,500,817
7.38%, 7/15/39 (a)		1,340	1,256,970
6.25%, 1/15/40 (a)		6,540	5,534,835
Mediaset SpA, 5.13%, 1/24/19	EUR	3,725	5,284,017
Mediobanca SpA, 3.63%, 10/17/23		7,490	10,479,581
Rhino Bondco SpA, 7.25%, 11/15/20		195	272,582
Snam SpA, 3.88%, 3/19/18		380	565,051
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,056	955,680
6.00%, 9/30/34		887	768,364
7.72%, 6/04/38		2,050	2,050,000
Telecom Italia Finance SA:
6.13%, 11/15/16	EUR	17,800	25,547,861
7.75%, 1/24/33		3,440	5,185,460
Telecom Italia SpA:
4.50%, 9/20/17		200	287,988
6.38%, 6/24/19	GBP	5,200	8,993,309
4.00%, 1/21/20	EUR	100	136,509
5.88%, 5/19/23	GBP	3,150	5,001,650
UniCredit SpA:
2.30%, 12/16/16	EUR	219	303,246
5.75%, 10/28/25 (b)		11,990	16,779,831
Unione di Banche Italiane SCPA:
2.75%, 4/28/17		100	138,252
0.00%, 10/14/20		4,080	5,700,793

			168,810,349
Jamaica — 0.0%
Digicel Ltd.:
8.25%, 9/01/17 (a)	USD	1,845	1,918,800
6.00%, 4/15/21 (a)		3,100	2,991,500

			4,910,300
Japan — 0.2%
The Bank of Kyoto Ltd., 0.00%, 3/31/14 (d)	JPY	190,000	1,801,942
Ebara Corp., 0.00%, 3/19/18 (d)		180,000	2,512,582
Kawasaki Kisen Kaisha Ltd., 0.00%, 9/26/18		350,000	3,655,873
Kyoritsu Maintenance Co. Ltd., 0.00%, 12/28/18 (d)		360,000	3,568,892
MISUMI Group, Inc., 0.00%, 10/22/18 (d)	USD	3,100	3,299,950
Nagoya Railroad Co. Ltd., 0.00%, 10/03/23 (d)	JPY	100,000	1,007,739
Park24 Co. Ltd., 0.00%, 4/26/18 (d)		90,000	890,941
The Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)	USD	400	422,480
Softbank Corp., 4.50%, 4/15/20 (a)		2,045	1,993,875
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (d)	JPY	350,000	3,406,609
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)		30,000	299,117
Yamaguchi Financial Group, Inc., 0.00%, 12/20/18 (d)	USD	2,200	2,288,814

			25,148,814
Jersey — 0.0%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	3,155	4,318,604
Luxembourg — 0.3%
ArcelorMittal, 6.13%, 6/01/18	USD	64	70,240
Ardagh Glass Finance PLC, 8.75%, 2/01/20	EUR	572	834,117
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		545	815,363
GCS Holdco Finance I SA, 6.50%, 11/15/18		1,020	1,443,562
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)	USD	3,100	3,293,750
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	7,635	11,488,212

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Luxembourg (concluded)
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	1,495	$2,241,780
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		5,277	7,637,094
SES Global Americas Holdings GP, 1.88%, 10/24/18		180	246,022
SES SA, 4.63%, 3/09/20		280	431,759
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		1,380	2,018,551

			30,520,450
Malaysia — 0.1%
Khazanah Nasional Bhd, 0.00%, 10/24/18 (d)	SGD	4,200	3,257,459
YTL Corp. Finance Labuan Ltd., 1.88%, 3/18/15	USD	6,000	6,292,500

			9,549,959
Netherlands — 0.9%
ABN AMRO Bank NV:
3.63%, 10/06/17	EUR	3,350	4,973,208
6.38%, 4/27/21		1,220	1,939,322
7.13%, 7/06/22		2,500	4,128,979
2.50%, 9/05/23		270	375,241
2.50%, 11/29/23		300	395,493
Achmea BV:
2.50%, 11/19/20		5,070	6,913,732
6.00%, 4/04/43 (b)		3,989	5,926,702
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA:
3.75%, 11/09/20		100	141,591
4.00%, 1/11/22		3,620	5,453,780
3.88%, 7/25/23		8,770	12,077,517
5.75%, 12/01/43	USD	3,506	3,716,662
ING Bank NV:
6.13%, 5/29/23 (b)	EUR	1,740	2,657,590
3.50%, 11/21/23 (b)		3,655	5,016,567
4.13%, 11/21/23 (b)	USD	894	889,923
IVG Finance BV, 1.75%, 3/29/17	EUR	3,900	4,380,190
Koninklijke DSM NV, 1.75%, 11/13/19		170	231,652
Koninklijke KPN NV, 6.50%, 1/15/16		250	380,376
LYB International Finance BV, 5.25%, 7/15/43	USD	84	84,440
Shell International Finance BV, 4.55%, 8/12/43		21,710	21,174,697
Swiss Reinsurance Co via ELM BV, 5.25% (b)(i)	EUR	200	287,562
TMF Group Holding BV, 9.88%, 12/01/19		1,936	2,881,175
Unilever NV, 1.75%, 8/05/20		315	425,956
Univeg Holding BV, 7.88%, 11/15/20		4,300	5,900,743
Ziggo BV, 3.63%, 3/27/20		5,056	6,955,565

			97,308,663
Norway — 0.0%
DNB Bank ASA, 3.00%, 9/26/23 (b)		105	145,142
Seadrill Ltd., 5.63%, 9/15/17 (a)	USD	2,682	2,775,870

			2,921,012
Philippines — 0.0%
Filinvest Development Cayman Islands, 4.25%, 4/02/20		5,500	5,060,000
Portugal — 0.1%
Galp Energia SGPS SA, 4.50%, 1/25/19		5,400	7,557,910
Singapore — 0.2%
CapitaLand Ltd., 1.95%, 10/17/23	SGD	9,000	7,024,843
China Merchants Holdings Pacific Ltd., 1.25%, 11/06/17	HKD	10,000	1,383,748
Global A&T Electronics Ltd., 10.00%, 2/01/19	USD	2,000	1,720,000

Corporate Bonds	Par (000)		Value
Singapore (concluded)
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22	USD	7,000	$7,213,920

			17,342,511
Slovakia — 0.0%
Zapadoslovenska Energetika AS, 2.88%, 10/14/18	EUR	3,445	4,835,749
Slovenia — 0.0%
Adria Bidco BV, 7.88%, 11/15/20		1,375	1,904,836
South Korea — 0.1%
Celltrion, Inc., 2.75%, 3/27/18	USD	8,000	6,806,000
Spain — 1.2%
Amadeus Capital Markets SA, 4.88%, 7/15/16	EUR	370	554,394
AyT Cedulas Cajas Global:
4.00%, 3/21/17		2,500	3,582,247
4.25%, 6/14/18		1,800	2,584,215
4.00%, 3/24/21		4,100	5,603,841
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		4,700	6,612,911
AyT Cedulas Cajas X Fondo de Titulizacion:
0.36%, 6/30/15 (b)		21,000	28,169,063
3.75%, 6/30/25		1,800	2,174,308
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		7,100	10,351,368
Banco de Sabadell SA, 2.60%, 12/05/16		300	411,306
Banco Santander SA, 3.25%, 2/17/15		2,400	3,382,253
Bankinter SA, 3.88%, 10/30/15		2,400	3,448,617
BBVA Senior Finance SAU, 3.75%, 1/17/18		1,100	1,608,757
Bilbao Luxembourg SA, 10.50%, 12/01/18		1,575	2,123,401
BPE Financiaciones SA, 2.88%, 5/19/16		9,100	12,572,785
CaixaBank SA:
4.50%, 11/22/16		6,500	9,221,970
3.13%, 5/14/18		4,500	6,344,944
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		5,100	7,132,177
Cedulas TDA:
4.13%, 11/29/19		1,600	2,258,666
4.25%, 3/28/27		600	727,231
Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.29%, 4/08/16 (b)		400	525,998
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		3,200	3,907,161
4.25%, 4/10/31		5,700	6,563,351
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	139,449
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		1,000	1,458,247
Iberdrola International BV:
4.50%, 9/21/17		400	605,876
3.00%, 1/31/22		200	275,389
Kutxabank SA, 3.00%, 2/01/17		2,000	2,854,737
Madrilena Red de Gas Finance BV, 3.78%, 9/11/18		2,935	4,208,792
Repsol International Finance BV, 2.63%, 5/28/20		300	406,964
Santander International Debt SAU, 4.63%, 3/21/16		600	881,118
Telefonica Emisiones SAU, 4.71%, 1/20/20		100	152,464

			130,844,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Sweden — 0.1%
Nordea Bank AB:
4.50%, 3/26/20	USD	400	$598,981
4.00%, 6/29/20		350	534,221
SAS AB, 7.50%, 4/01/15	SEK	7,000	1,101,938
Scandinavian Airlines System Denmark-Norway-Sweden:
9.65%, 6/16/14	EUR	1,100	1,558,674
10.50%, 6/16/14	SEK	1,000	160,141
Svenska Handelsbanken AB:
3.00%, 11/20/20	GBP	3,160	5,138,689
2.63%, 8/23/22	EUR	300	416,364
Verisure Holding AB, 8.75%, 12/01/18		1,000	1,489,201

			10,998,209
Switzerland — 0.2%
Cloverie PLC for Zurich Insurance Co. Ltd., 7.50%, 7/24/39 (b)		4,250	6,977,788
Credit Suisse AG, 5.75%, 9/18/25 (b)		4,655	6,852,180
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,466	1,502,650
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	2,544	3,708,031
UBS AG, 4.75%, 5/22/23 (b)	USD	3,860	3,853,438

			22,894,087
Taiwan — 0.0%
EPISTAR Corp., 0.00%, 8/07/18 (d)		1,000	1,083,500
Far Eastern International Bank, 0.00%, 2/07/18 (d)		2,600	2,654,600

			3,738,100
United Arab Emirates — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (a)		16,450	16,614,500
United Kingdom — 2.2%
AA Bond Co. Ltd.:
6.27%, 7/02/43	GBP	5,540	9,831,710
9.50%, 7/31/43		2,460	4,470,838
Abbey National Treasury Services PLC:
1.75%, 1/15/18	EUR	500	689,077
2.63%, 7/16/20		9,385	12,969,350
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18		1,000	1,489,201
Annington Finance No. 4 PLC, 1.49%, 1/10/23 (b)	GBP	3,445	5,633,969
Aviva PLC, 6.13%, 7/05/43 (b)	EUR	4,540	6,918,625
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	1,000	1,767,735
8.75%, 6/15/20		1,554	2,805,012
Barclays Bank PLC:
6.00%, 1/14/21	EUR	2,200	3,427,127
6.63%, 3/30/22		1,400	2,266,762
7.63%, 11/21/22	USD	1,803	1,920,195
BAT International Finance PLC, 4.00%, 9/04/26	GBP	8,355	13,468,818
Brighthouse Group PLC, 7.88%, 5/15/18		1,000	1,705,637
BUPA Finance PLC, 5.00%, 4/25/23		1,365	2,227,094
Co-operative Group Holdings:
6.88%, 7/08/20 (e)		1,730	2,936,513
7.50%, 7/08/26 (e)		1,850	3,132,452
DFS Furniture Holdings PLC, 7.63%, 8/15/18		914	1,616,558
EC Finance PLC, 9.75%, 8/01/17	EUR	894	1,340,225
Eco-Bat Finance PLC, 7.75%, 2/15/17		1,000	1,437,612
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	2,560	4,398,224
Findus Bondco SA, 9.13%, 7/01/18	EUR	885	1,339,249
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	1,000	1,783,500
GKN Holdings PLC, 5.38%, 9/19/22		3,395	5,838,840
Grainger PLC, 5.00%, 12/16/20		5,400	9,076,306

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
HBOS PLC, 4.88%, 3/20/15	EUR	190	$271,247
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	1,775	3,211,213
HSBC Holdings PLC, 3.38%, 1/10/24 (b)	EUR	180	252,171
IDH Finance PLC:
6.00%, 12/01/18	GBP	3,168	5,298,536
6.00%, 12/01/18 (a)		700	1,170,762
INEOS Finance PLC:
8.38%, 2/15/19 (a)	USD	1,770	1,969,125
7.50%, 5/01/20 (a)		625	685,156
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	2,830	5,307,304
Lloyds Bank PLC:
5.38%, 9/03/19	EUR	600	976,558
6.50%, 3/24/20		6,448	10,274,993
Lynx I Corp.:
5.38%, 4/15/21 (a)	USD	1,170	1,170,000
6.00%, 4/15/21	GBP	1,040	1,769,557
Lynx II Corp., 7.00%, 4/15/23		209	359,939
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	950	1,547,518
Mondi Finance PLC, 5.75%, 4/03/17	EUR	1,730	2,671,376
Nationwide Building Society, 4.13%, 3/20/23 (b)		5,305	7,570,802
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	430	751,759
Next PLC, 4.38%, 10/02/26		150	243,907
Odeon & UCI Finco PLC, 9.00%, 8/01/18		909	1,520,318
Phosphorus Holdco PLC, 10.00% (10.00% Cash or 10.50% PIK), 4/01/19 (g)		720	1,158,011
Portman Building Society, 5.25%, 11/23/20 (b)		265	447,376
Priory Group No. 3 PLC, 7.00%, 2/15/18		1,840	3,206,928
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24		2,104	3,397,032
Series A7, 4.77%, 6/30/33		2,161	3,354,816
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		11,975	12,060,262
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	450	608,981
Santander UK PLC, 5.00%, 11/07/23 (a)	USD	1,445	1,450,375
Scottish Windows PLC, 5.50%, 6/16/23	GBP	2,770	4,607,466
SSE PLC:
2.00%, 6/17/20	EUR	235	317,972
2.38%, 2/10/22		210	285,032
Tesco PLC, 2.70%, 1/05/17	USD	500	509,923
Together Housing Finance PLC, 4.50%, 12/17/42	GBP	1,775	2,809,172
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		2,727	4,708,064
Series A4, 5.66%, 6/30/27		8,808	14,293,577
Series M, 7.40%, 3/28/24		16,090	25,711,811
Vougeot Bidco PLC, 7.88%, 7/15/20		4,216	7,484,188
Voyage Care BondCo PLC:
6.50%, 8/01/18		500	852,404
11.00%, 2/01/19		2,650	4,761,293
WM Treasury PLC, 4.63%, 12/03/42	GBP	1,745	2,811,915
WPP Finance 2013, 3.00%, 11/20/23	EUR	220	299,715
Xstrata Finance Dubai Ltd., 1.75%, 5/19/16		465	645,527

			247,294,710
United States — 8.7%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	1,635	1,749,450
4.88%, 5/15/23		1,060	1,022,900
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,110,250
Alpha Natural Resources, Inc., 4.88%, 12/15/20		8,945	9,649,419
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		40,210	41,315,775

See Notes to Financial Statements.

32	BLACKROCKS FUND II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
American International Group, Inc., 4.13%, 2/15/24	USD	8,891	$8,839,459
Amgen, Inc.:
5.15%, 11/15/41		6,375	6,351,323
5.65%, 6/15/42		10,990	11,638,806
APX Group, Inc., 6.38%, 12/01/19		3,436	3,487,540
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		1,003	1,053,150
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	880,687
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		916	982,410
7.50%, 4/01/20 (a)		1,081	1,113,430
Bank of America Corp.:
4.75%, 4/03/17	EUR	50	75,798
2.60%, 1/15/19	USD	16,522	16,594,928
2.50%, 7/27/20	EUR	440	607,520
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19	USD	3,880	4,287,400
Ceridian Corp., 8.88%, 7/15/19 (a)		2,925	3,363,750
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		2,040	2,351,100
Chesapeake Energy Corp., 5.75%, 3/15/23		3,000	3,090,000
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,220	1,259,650
8.00%, 11/15/19		2,498	2,710,330
CIT Group, Inc., 5.50%, 2/15/19 (a)		3,100	3,324,750
Citigroup, Inc.:
5.00%, 8/02/19	EUR	111	175,158
7.38%, 9/04/19		60	105,043
Comcast Corp., 4.65%, 7/15/42		8,980	8,356,824
Covanta Holding Corp., 6.38%, 10/01/22	USD	1,610	1,653,016
Crown Castle International Corp., 5.25%, 1/15/23		1,735	1,700,300
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		1,805	1,868,175
CVS Caremark Corp., 5.30%, 12/05/43		2,499	2,584,373
D.R. Horton, Inc., 2.00%, 5/15/14		10,500	18,119,063
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.00%, 3/01/21		14,955	15,710,362
5.15%, 3/15/42		12,740	11,441,819
DISH DBS Corp., 4.25%, 4/01/18		3,100	3,162,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		7,560	8,032,500
Energy Transfer Partners LP, 4.15%, 10/01/20		7,860	7,974,607
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		1,090	1,257,587
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		980	1,054,725
First Data Corp.:
7.38%, 6/15/19 (a)		2,725	2,908,937
8.88%, 8/15/20 (a)		3,150	3,484,687
Ford Motor Co., 4.25%, 11/15/16		11,110	20,497,950
GE Capital European Funding, 5.38%, 1/23/20	EUR	300	484,389
General Cable Corp., 6.50%, 10/01/22 (a)	USD	1,020	999,600
General Mills, Inc., 2.10%, 11/16/20	EUR	165	224,340
General Motors Co.:
4.88%, 10/02/23 (a)	USD	7,870	7,968,375
6.25%, 10/02/43 (a)		5,635	5,853,356
General Motors Financial Co., Inc., 2.75%, 5/15/16 (a)		1,069	1,082,363
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (a)		6,056	6,192,260
4.88%, 11/01/20 (a)		1,665	1,665,000
The Goldman Sachs Group, Inc.: 4.38%, 3/16/17	EUR	250	373,411

Corporate Bonds	Par (000)		Value
United States (continued)
2.63%, 8/19/20	EUR	240	$329,933
1.84%, 11/29/23 (b)	USD	20,855	21,177,710
Gulfmark Offshore, Inc., 6.38%, 3/15/22		705	710,288
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,185	1,291,650
HD Supply, Inc.:
8.13%, 4/15/19		3,100	3,452,625
11.00%, 4/15/20		2,330	2,761,050
Hologic, Inc., 6.25%, 8/01/20		4,404	4,646,220
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)		5,995	9,074,931
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		2,140	2,225,600
Infor US, Inc., 9.38%, 4/01/19		1,690	1,901,250
Isle of Capri Casinos, Inc., 5.88%, 3/15/21		2,098	2,061,285
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,924,000
JPMorgan Chase & Co.:
2.63%, 4/23/21	EUR	350	486,375
2.75%, 2/01/23		250	345,711
JPMorgan Chase Bank NA, 4.38%, 11/30/21 (b)		350	502,261
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	2,655	2,850,806
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		14,255	13,791,299
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,265	2,531,137
7.38%, 5/01/22		735	797,475
Level 3 Communications, Inc., 8.88%, 6/01/19		780	852,150
Level 3 Financing, Inc., 8.13%, 7/01/19		4,260	4,664,700
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,277,100
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/01/19 (a)		3,096	3,126,960
LyondellBasell Industries NV, 5.00%, 4/15/19		54,418	60,437,774
MetroPCS Wireless, Inc., 6.63%, 11/15/20		2,180	2,310,800
MGIC Investment Corp., 2.00%, 4/01/20		3,000	4,140,000
MGM Resorts International, 4.25%, 4/15/15		17,810	24,488,750
Micron Technology, Inc., 1.88%, 6/01/14		14,478	22,060,853
Microsoft Corp., 2.13%, 12/06/21	EUR	210	286,497
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	1,605	1,689,263
NES Rentals Holdings, Inc., 7.88%, 5/01/18 (a)		1,847	1,943,967
Noble Energy, Inc., 5.25%, 11/15/43		10,010	10,001,822
Novelis, Inc., 8.75%, 12/15/20		3,050	3,393,125
Novus USA Trust, 1.54%, 2/28/14 (a)(b)		8,860	8,871,043
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,525	4,423,187
Offshore Group Investment Ltd., 7.13%, 4/01/23		1,117	1,139,340
Philip Morris International, Inc., 2.75%, 3/19/25	EUR	390	520,794
Premier Oil, 5.11%, 5/10/18	USD	12,700	13,144,500
ProLogis LP, 3.00%, 1/18/22	EUR	295	399,843
Realogy Group LLC:
7.88%, 2/15/19 (a)(j)	USD	1,520	1,668,200
7.63%, 1/15/20 (a)		2,655	2,980,237
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		1,369	1,379,267
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.88%, 8/15/19		1,545	1,718,813
6.88%, 2/15/21		1,305	1,406,137
8.25%, 2/15/21		480	512,400
Rock Tenn Co., 4.45%, 3/01/19		9,042	9,537,502

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Rosetta Resources, Inc., 5.63%, 5/01/21	USD	1,713	$1,708,717
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (a)		3,614	3,532,685
5.63%, 4/15/23 (a)		947	885,445
Sabine Pass LNG LP:
7.50%, 11/30/16		3,880	4,384,400
6.50%, 11/01/20		885	918,187
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		1,172	1,236,460
SBA Communications Corp., 4.00%, 10/01/14		5,151	15,246,960
Schlumberger Investment SA, 3.65%, 12/01/23		6,510	6,453,317
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		5,255	5,314,119
SLM Corp., 4.63%, 9/25/17		1,330	1,380,569
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,850	4,639,250
Sprint Corp., 7.88%, 9/15/23 (a)		20,000	21,500,000
Steel Dynamics, Inc., 6.38%, 8/15/22		1,050	1,134,000
SunGard Data Systems, Inc., 6.63%, 11/01/19		2,480	2,604,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		1,411	1,372,197
Tenet Healthcare Corp.:
6.00%, 10/01/20 (a)		3,781	3,946,419
8.13%, 4/01/22		9,814	10,574,585
Tesla Motors, Inc., 1.50%, 6/01/18		2,850	3,943,687
Thermo Fisher Scientific, Inc., 2.40%, 2/01/19		1,683	1,667,333
Time Warner Cable, Inc.:
8.75%, 2/14/19		17,173	20,484,676
8.25%, 4/01/19		51,254	60,044,317
6.75%, 6/15/39		10,560	9,944,373
T-Mobile USA, Inc.:
6.46%, 4/28/19		1,800	1,912,500
6.63%, 4/28/21		5,895	6,204,487
6.73%, 4/28/22		5,680	5,921,400
6.84%, 4/28/23		1,800	1,867,500
Toll Brothers Finance Corp., 4.00%, 12/31/18		2,290	2,330,075
Transocean, Inc.:
6.00%, 3/15/18		27,794	31,169,470
6.50%, 11/15/20		4,960	5,664,022
6.80%, 3/15/38		6,740	7,501,708
TRW Automotive, Inc., 3.50%, 12/01/15		3,300	8,369,625
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23		24,550	25,010,313
United Continental Holdings, Inc.:
8.00%, 7/15/24		33,455	33,204,087
Series B, 6.00%, 7/15/28		10,505	8,929,250
United Rentals North America, Inc.:
5.75%, 7/15/18		583	623,081
7.38%, 5/15/20		2,165	2,400,444
7.63%, 4/15/22		1,454	1,615,757
USG Corp., 5.88%, 11/01/21 (a)		764	794,560
Valeant Pharmaceuticals International:
6.75%, 8/15/18 (a)		3,483	3,826,946
6.75%, 8/15/21 (a)		4,362	4,623,720
Verizon Communications, Inc., 6.55%, 9/15/43		60,811	71,146,377
VWR Funding, Inc., 7.25%, 9/15/17		6,870	7,368,075
Wachovia Corp., 4.38%, 11/27/18	EUR	300	451,123
WellPoint, Inc., 2.30%, 7/15/18	USD	10,410	10,327,386
Wells Fargo & Co.:
2.25%, 9/03/20	EUR	270	370,663
2.25%, 5/02/23		3,670	4,875,460
The Western Union Co., 3.35%, 5/22/19	USD	2,015	2,011,395
The Williams Cos., Inc.:
7.88%, 9/01/21		1,800	2,075,600
3.70%, 1/15/23		6,610	5,769,261

Corporate Bonds	Par (000)		Value
United States (concluded)
WMG Acquisition Corp., 11.50%, 10/01/18	USD	3,100	$3,565,000
Yahoo!, Inc., 0.00%, 12/01/18 (a)(d)		10,550	10,899,469
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,620	2,868,900
10.13%, 7/01/20		1,480	1,705,700

			983,345,725
Vietnam — 0.0%
Vingroup JSC, 11.63%, 5/07/18		4,000	4,220,000
Total Corporate Bonds — 20.1%			2,265,670,725

Floating Rate Loan Interests (b)
British Virgin Islands — 0.0%
SmarTone Finance Ltd., Term Loan, 3.88%, 4/08/23		3,500	2,996,175
Germany — 0.2%
Deutsche Raststätten Gruppe III GmbH:
Facility A (EURO), 3.50%, 12/04/18	EUR	9,500	13,058,351
Facility B (EURO), 3.75%, 12/04/19		3,700	5,123,347

			18,181,698
Netherlands — 0.0%
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20	USD	2,754	2,819,599
United States — 1.2%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 5.75%, 1/30/19		1,901	1,907,453
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/04/19		645	650,520
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/04/19		335	337,523
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 4.00%, 8/22/16		3,974	3,985,855
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,333	2,231,350
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		2,876	2,873,793
Avaya, Inc., Term B-5 Loan, 8.00%, 3/31/18		670	678,534
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 4.75%, 2/01/20		2,367	2,381,907
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		993	997,592
BRE Select Holdings LP, Term Loan, 4.19%, 12/15/15		5,765	5,765,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		22,160	22,021,500
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		575	582,906
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		2,000	2,040,000
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		723	724,962
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		917	918,321
Federal-Mogul Corp.:
Tranche B Term Loan, 2.11%, 12/29/14		4,807	4,746,556
Tranche C Term Loan, 2.11%, 12/28/15		331	326,665

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
United States (concluded)
First Data Corp.:
2018 Dollar Term Loan, 4.16%, 3/23/18	USD	3,545	$3,547,391
2018B New Term Loan, 4.16%, 9/24/18		1,220	1,220,683
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19		527	533,310
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		1,970	1,985,819
Hilton Fort Lauderdale, Term Loan A Notes, 7.37%, 2/22/16		8,400	8,354,640
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		30,056	30,281,065
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 4.00%, 5/04/18		1,696	1,700,587
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		2,973	2,972,740
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		1,056	1,043,168
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		272	272,677
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		2,455	2,471,890
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		1,084	1,088,798
Motel 6, Loan, 10.00%, 10/15/17		5,348	5,575,531
NEP/NCP Holdco, Inc., Refinanced New Term Loan (First Lien), 4.75%, 1/22/20		1,436	1,439,448
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		814	822,599
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 5.00%, 10/25/17		1,689	1,699,877
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		990	994,950
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		980	985,402
Realogy Corp.:
Extended Synthetic Commitment, 0.02% - 4.40%, 10/10/16		209	211,015
Initial Term B Loan, 4.50%, 3/05/20		963	972,651
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	368,438
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,534	2,544,747
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		1,727	1,744,219
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		968	973,736
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20		2,435	2,465,274
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/08/20		2,570	2,573,855

			132,014,947
Total Floating Rate Loan Interests — 1.4%			156,012,419

Foreign Agency Obligations
Brazil — 0.1%
Caixa Economica Federal, 2.38%, 11/06/17 (a)		4,040	3,752,150
Petrobras International Finance Co., 3.88%, 1/27/16		5,420	5,579,684

			9,331,834

Foreign Agency Obligations	Par (000)		Value
Canada — 0.0%
Harvest Operations Corp., 2.13%, 5/14/18	USD	2,500	$2,437,655
China — 0.1%
China General Nuclear Power Holding Corp., 3.75%, 11/01/15	CNY	30,000	4,988,552
CNOOC Curtis Funding No. 1 Property Ltd., 4.50%, 10/03/23		5,512	5,470,544

			10,459,096
France — 0.0%
Electricite de France SA, 2.75%, 3/10/23	EUR	2,300	3,145,121
RTE Reseau de Transport d’Electricite SA, 2.88%, 9/12/23		200	275,878

			3,420,999
Germany — 0.1%
HSH Nordbank AG:
1.02%, 2/14/17 (b)		6,302	6,630,148
1.06%, 2/14/17 (b)		1,486	1,561,698

			8,191,846
India — 0.1%
Indian Oil Corp. Ltd.:
4.10%, 10/15/22	SGD	3,000	2,200,632
5.75%, 8/01/23	USD	7,200	6,995,880
ONGC Videsh Ltd., 3.75%, 5/07/23		450	379,962

			9,576,474
Indonesia — 0.1%
Pertamina Persero PT, 5.63%, 5/20/43	USD	6,600	5,230,500
Ireland — 0.0%
ESB Finance Ltd., 3.49%, 1/12/24		125	170,766
Italy — 0.1%
A2A SpA, 4.38%, 1/10/21	EUR	4,640	6,760,867
ACEA SpA, 3.75%, 9/12/18		3,890	5,664,245

			12,425,112
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17	USD	7,610	7,115,350
Netherlands — 0.0%
TenneT Holding BV:
2.13%, 11/01/20	EUR	285	387,402
4.63%, 2/21/23		100	157,041

			544,443
Norway — 0.1%
Statoil ASA, 4.80%, 11/08/43	USD	10,855	10,966,709
Portugal — 0.0%
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	3,000	4,342,922
Qatar — 0.0%
Qtel International Finance Ltd., 4.50%, 1/31/43	USD	4,100	3,485,000
South Korea — 0.1%
NongHyup Bank, 2.63%, 11/01/18		4,400	4,352,700
Sri Lanka — 0.0%
National Savings Bank, 8.88%, 9/18/18		3,000	3,193,200
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co., 3.63%, 1/12/23		5,800	5,394,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
United Arab Emirates (concluded)
National Bank of Abu Dhabi PJSC, 5.00%, 3/07/18	AUD	9,900	$8,899,587

			14,293,587
Total Foreign Agency Obligations — 1.0%			109,538,193

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina, 7.00%, 4/17/17	USD	26,060	23,519,150
Greece — 0.2%
Hellenic Republic, 2.00%, 2/24/23 (e)	EUR	24,810	22,966,503
Indonesia — 0.4%
Republic of Indonesia:
4.88%, 5/05/21 (a)	USD	14,105	13,963,950
3.75%, 4/25/22		20,300	18,295,375
5.38%, 10/17/23		11,124	11,096,746

			43,356,071
Ireland — 0.5%
Republic of Ireland, 3.90%, 3/20/23	EUR	38,410	54,608,938
Italy — 2.1%
Buoni Poliennali Del Tesoro:
2.55%, 10/22/16		61,490	86,435,229
2.25%, 4/22/17		19,905	27,654,473
5.50%, 11/01/22		9,300	14,398,432
4.50%, 5/01/23		49,005	70,571,515
4.50%, 3/01/24		24,040	34,305,533

			233,365,182
Mexico — 0.0%
United Mexican States, 4.00%, 10/02/23	USD	130	128,700
Netherlands — 1.2%
Kingdom of the Netherlands, 1.25%, 1/15/18	EUR	100,000	139,529,784
Portugal — 0.6%
Portugal Obrigacoes do Tesouro OT:
4.75%, 6/14/19		14,405	19,147,219
4.95%, 10/25/23		14,410	18,268,050
4.10%, 4/15/37		17,290	17,243,617
Republic of Portugal, 3.50%, 3/25/15	USD	19,150	19,342,726

			74,001,612
Slovenia — 0.2%
Republic of Slovenia:
4.13%, 1/26/20	EUR	2,400	3,267,090
5.50%, 10/26/22	USD	17,000	16,957,500

			20,224,590
Spain — 1.6%
Autonomous Community of Catalonia, 2.13%, 10/01/14	CHF	1,500	1,673,112
Autonomous Community of Madrid Spain, 3.00%, 7/29/14		600	676,778
Autonomous Community of Valencia Spain:
4.75%, 3/20/14	EUR	1,864	2,569,956
3.25%, 7/06/15		1,470	2,026,129
4.38%, 7/16/15		2,245	3,149,282
4.00%, 11/02/16		2,700	3,735,204
Kingdom of Spain:
5.40%, 1/31/23		14,355	21,691,473
4.40%, 10/31/23		101,615	142,322,509

			177,844,443

Foreign Government Obligations	Par (000)		Value
Sri Lanka — 0.0%
Republic of Sri Lanka, 5.88%, 7/25/22	USD	2,100	$1,963,500
Total Foreign Government Obligations — 7.0%			791,508,473

Investment Companies — 2.3%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (k)		2,750,000	255,420,000

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 4.2%
United Kingdom — 0.3%
Fosse Master Issuer PLC, Series 2012-1A, Class 2A2, 1.65%, 10/18/54 (a)(b)	USD	5,112	5,173,374
Gemgarto, Series 2012-1, Class A1, 3.46%, 5/14/45 (b)	GBP	1,996	3,431,513
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.45%, 12/20/54 (b)	EUR	3,524	4,804,701
Series 2007-2, Class 3A2, 0.43%, 12/17/54 (b)		3,843	5,238,873
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.15%, 12/22/54 (b)	GBP	4,036	6,913,270
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.42%, 1/15/39 (b)	USD	4,280	3,812,148
Residential Mortgage Securities PLC, Series 26, Class A1, 2.77%, 2/14/41 (b)	GBP	2,814	4,855,976
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.88%, 6/21/55 (b)		2,412	4,050,682

			38,280,537
United States — 3.9%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 3.56%, 3/25/37 (b)	USD	10	10,180
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.10%, 12/25/35 (b)		2,651	1,891,659
BCAP LLC Trust:
Series 2007-AA3, Class 1A1B, 0.30%, 4/25/37 (b)		8,490	7,175,819
Series 2010-RR11, Class 4A1, 4.84%, 3/27/47 (a)(b)		8,518	7,675,591
Series 2011-RR2, Class 1A1, 2.86%, 7/26/36 (a)(b)		7,797	7,726,173
Series 2011-RR9, Class 7A1, 2.13%, 4/26/37 (a)(b)		17,996	17,410,620
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 5.18%, 3/25/35 (b)		256	247,174
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		3,232	2,913,408
Series 2005-J3, Class 1A1, 0.71%, 5/25/35 (b)		7,897	6,710,443
Series 2006-19CB, Class A16, 6.00%, 8/25/36		6,894	5,923,774
Series 2006-25CB, Class A2, 6.00%, 10/25/36		291	247,164
Series 2006-34, Class A3, 0.86%, 11/25/46 (b)		13,398	7,582,850

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	USD	7,544	$5,872,612
Series 2006-8T1, Class 1A5, 6.00%, 4/25/36		6,740	5,438,169
Series 2006-OA10, Class 2A1, 0.35%, 8/25/46 (b)		20,028	14,663,013
Series 2006-OA2, Class A5, 0.40%, 5/20/46 (b)		12,654	7,590,489
Series 2006-OA21, Class A1, 0.36%, 3/20/47 (b)		12,844	9,374,332
Series 2006-OA3, Class 2A1, 0.37%, 5/25/36 (b)		13,543	10,352,691
Series 2006-OC2, Class 2A3, 0.45%, 2/25/36 (b)		42,978	27,926,881
Series 2007-13, Class A4, 6.00%, 6/25/47		10,996	8,830,606
Series 2007-19, Class 1A34, 6.00%, 8/25/37		14,596	11,931,294
Series 2007-19, Class 1A4, 6.00%, 8/25/37		7,924	6,477,576
Series 2007-22, Class 2A16, 6.50%, 9/25/37		35,692	27,550,983
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		844	696,392
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-HYB9, Class 2A1, 2.42%, 2/20/36 (b)		20,324	16,700,387
Series 2006-17, Class A6, 6.00%, 12/25/36		1,859	1,626,553
Series 2006-OA4, Class A1, 1.09%, 4/25/46 (b)		35,764	19,415,152
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.67%, 1/27/36 (a)(b)		3,212	3,196,023
Series 2011-2R, Class 1A1, 2.53%, 3/27/37 (a)(b)		3,139	3,063,000
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		4,649	4,614,333
Series 2011-4R, Class 5A1, 2.56%, 5/27/36 (a)(b)		4,724	4,338,104
Series 2011-4R, Class 6A1, 2.62%, 5/27/36 (a)(b)		2,377	2,341,248
Series 2011-5R, Class 1A1, 2.73%, 7/27/36 (a)(b)		3,086	3,071,110
Series 2011-5R, Class 2A1, 2.56%, 8/27/46 (a)(b)		7,196	6,632,777
Series 2011-5R, Class 3A1, 4.94%, 9/27/47 (a)(b)		2,127	2,057,735
Series 2011-6R, Class 6A1, 2.73%, 8/28/36 (a)(b)		4,886	4,672,264
Series 2013-6, Class 2A3, 3.50%, 8/25/43 (a)(b)		33,640	32,183,577
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1, 2.24%, 9/25/35 (b)		4,189	3,642,756
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.62%, 1/25/35 (b)		3,214	3,209,032
Series 2005-AR2, Class 2A1, 2.75%, 4/25/35 (b)		1,581	1,555,190
Series 2006-AR1, Class 2A4, 2.63%, 1/25/36 (b)		4,912	4,420,683
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.80%, 11/25/37 (b)		4,420	4,035,120
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.32%, 4/25/37 (b)		13,481	11,833,117

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.74%, 7/25/35 (b)	USD	243	$241,604
Lehman XS Trust, Series 2007-20N, Class A1, 1.31%, 12/25/37 (b)		30,524	20,069,276
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.51%, 5/25/35 (a)(b)		10,130	8,531,153
Merrill Lynch Mortgage Investors Trust, Series 2005-A7, Class 2A1, 5.08%, 9/25/35 (b)		288	273,470
RBSSP Resecuritization Trust:
Series 2013-4, Class 1A1, 1.66%, 12/26/37 (a)(b)		17,864	16,440,682
Series 2013-5, Class 3A1, 0.52%, 1/26/36 (a)(b)		34,080	28,967,575
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.40%, 5/25/35 (b)		3,327	2,880,547
Series 2007-2, Class 3A3, 5.32%, 4/25/37 (b)		4,303	3,517,780
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1A, 0.88%, 6/25/47 (b)		9,205	7,963,765
Washington Mutual Alternative Mortgage Pass-Through Certificates:
Series 2006-2, Class 4CB, 6.00%, 3/25/36		3,297	2,284,356
Series 2006-AR6, Class 2A, 1.10%, 8/25/46 (b)		15,972	10,610,547

			436,608,809
Commercial Mortgage-Backed Securities — 7.6%
Cayman Islands — 0.1%
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		7,116	7,045,016
VFC LLC, Series 2013-1, Class A, 3.13%, 3/20/26 (a)		7,973	8,019,786

			15,064,802
Ireland — 0.1%
German Residential Funding PLC, Series 2013-1, Class E, 4.38%, 8/27/24 (b)	EUR	3,902	5,524,657
United States — 7.4%
Banc of America Commercial Mortgage Trust:
Series 2006-2, Class AJ, 5.77%, 5/10/45 (b)	USD	2,000	2,086,098
Series 2007-3, Class A2, 5.80%, 6/10/49 (b)		213	212,951
Series 2007-3, Class AM, 5.65%, 6/10/49 (b)		10,690	11,767,595
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 5.86%, 9/15/18 (a)(b)		19,320	19,320,000
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43		176	176,279
Series 2005-6, Class AJ, 5.18%, 9/10/47 (b)		200	212,241
Banc of America Re-REMIC Trust:
Series 2010-UB4, Class A4B, 5.01%, 12/20/41 (a)(b)		9,302	9,763,167
Series 2012-CLRN, Class E, 3.37%, 8/15/29 (a)(b)		3,271	3,288,727
BB-UBS Trust, Series 2012-TFT, Class D, 3.47%, 6/05/30 (a)(b)		6,200	5,389,077
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		220	234,907

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2006-PW14, Class A1A, 5.19%, 12/11/38	USD	16,168	$17,672,492
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		11,133	12,191,345
Series 2007-PW17, Class A3, 5.74%, 6/11/50		4,795	4,921,983
Series 2007-T28, Class AJ, 5.96%, 9/11/42 (b)		1,640	1,753,329
CD Mortgage Trust, Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		7,390	8,031,888
CGWF Commercial Mortgage Trust, Series 2013-RKWH, 0.00%, 11/15/15 (b)		4,630	4,630,000
Citigroup Commercial Mortgage Trust:
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		1,110	1,122,372
Series 2013-GC15, Class C, 5.11%, 9/10/46 (b)		1,725	1,740,853
Series 2013-GC17, Class C, 5.11%, 11/10/46 (b)		4,270	4,258,831
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		8,880	9,170,882
Commercial Mortgage Pass-Through Certificates:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,100	9,715,624
Series 2006-C8, Class AM, 5.35%, 12/10/46		5,700	6,226,526
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		17	16,830
Series 2007-C3, Class AAB, 5.68%, 6/15/39 (b)		5,930	6,285,872
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	7,775,976
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,523,692
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,276,998
Series 2012-LTRT, Class B, 3.80%, 10/05/30 (a)		2,730	2,504,316
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		4,510	4,127,953
Series 2013-CR11, Class AM, 4.72%, 9/10/23 (b)		3,560	3,691,617
Series 2013-CR11, Class D, 5.17%, 10/10/46 (a)(b)		4,100	3,619,681
Series 2013-CR12, Class C, 5.09%, 11/10/23 (b)		1,425	1,444,502
Series 2013-CR12, Class D, 5.09%, 10/10/46 (a)(b)		4,380	3,900,425
Series 2013-CR7, Class C, 4.04%, 3/10/46 (a)(b)		2,000	1,831,272
Series 2013-FL3, Class MMHP, 3.77%, 10/13/28 (a)(b)		7,690	7,705,095
Series 2013-LC13, Class C, 5.05%, 8/10/46 (a)(b)		3,447	3,464,063
Series 2013-LC13, Class D, 5.05%, 8/10/46 (a)(b)		3,778	3,366,950
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-C3, Class AJ, 4.77%, 7/15/37		5,445	5,610,479
Series 2005-C3, Class B, 4.88%, 7/15/37		2,655	2,495,902
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.44%, 4/15/22 (a)(b)		13,545	13,012,289
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, 5.42%, 8/10/44 (a)(b)		4,725	5,068,375
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.17%, 3/15/18 (a)(b)		8,870	8,901,045

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)	USD	9,100	$9,114,072
Extended Stay America Trust:
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		4,525	4,391,037
Series 2013-ESHM, Class M, 7.63%, 12/05/19 (a)		7,305	7,401,426
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class AJ, 5.07%, 7/10/45 (b)		4,000	4,218,944
GE Capital Commercial Mortgage Corp. Trust:
Series 2007-C1, Class A2, 5.42%, 12/10/49		1,790	1,789,158
Series 2007-C1, Class AAB, 5.48%, 12/10/49		1,065	1,106,291
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		10,360	11,351,742
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		9,480	8,249,060
GS Mortgage Securities Corp. Trust:
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		13,444	13,218,329
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		620	621,827
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		4,570	4,475,794
Series 2006-GG8, Class AM, 5.59%, 11/10/39		710	778,218
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		7,420	7,426,055
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		31,705	31,884,641
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-PHH, Class D, 3.43%, 10/15/25 (a)(b)		6,000	6,035,340
Series 2012-PHH, Class E, 3.43%, 10/15/25 (a)(b)		1,550	1,543,459
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		1,220	1,309,980
Series 2006-LDP6, Class AJ, 5.57%, 4/15/43 (b)		4,210	4,294,566
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		8,825	9,188,740
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		5,995	6,333,664
Series 2007-CB18, Class A3, 5.45%, 6/12/47		511	516,371
Series 2007-CB19, Class A1A, 5.71%, 2/12/49 (b)		22,187	24,825,451
Series 2007-CB20, Class AJ, 6.07%, 2/12/51 (b)		11,618	11,927,827
Series 2007-CB20, Class B, 6.17%, 2/12/51 (a)(b)		5,380	5,204,854
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		16,635	18,332,176
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		1,300	1,393,217
Series 2011-PLSD, Class D, 5.55%, 11/13/44 (a)(b)		10,000	10,646,060

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2013-ALC, Class C, 3.61%, 7/17/26 (a)(b)	USD	15,975	$15,967,667
Series 2013-C10, Class C, 4.16%, 12/15/47 (b)		3,510	3,312,201
Series 2013-C17, Class B, 4.89%, 1/15/47 (b)		12,415	12,485,033
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.88%, 7/15/44 (b)		7,359	8,169,160
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (b)		6,000	6,124,302
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		7,105	7,355,821
Series 2005-C3, Class C, 4.92%, 7/15/40 (b)		4,475	4,556,718
Series 2006-C4, Class AJ, 5.88%, 6/15/38 (b)		3,377	3,506,501
Series 2007-C1, Class AJ, 5.48%, 2/15/40		10,604	10,717,035
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		21,745	22,946,346
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		4,821	5,257,696
Series 2007-C7, Class AM, 6.16%, 9/15/45 (b)		6,425	7,343,743
Madison Avenue Trust:
Series 2013-650M, Class D, 4.03%, 10/12/32 (a)(b)		3,860	3,753,553
Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)		11,095	10,320,569
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		4,950	5,205,930
Series 2007-C1, Class A1A, 5.86%, 6/12/50 (b)		8,133	8,705,145
ML-CFC Commercial Mortgage Trust:
Series 2006-1, Class AJ, 5.57%, 2/12/39 (b)		4,250	4,363,139
Series 2007-9, Class AM, 5.86%, 9/12/49 (b)		6,050	6,770,404
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (a)		7,915	6,980,659
Series 2013-C13, Class C, 4.90%, 11/15/46 (b)		10,590	10,526,248
Morgan Stanley Capital I Trust:
Series 2005-HQ6, Class AJ, 5.07%, 8/13/42 (b)		3,800	3,976,989
Series 2006-HQ9, Class B, 5.83%, 7/12/44 (b)		3,113	3,282,142
Series 2007-HQ11, Class AJ, 5.51%, 2/12/44 (b)		956	1,011,079
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (b)		3,504	3,549,165
Series 2007-HQ12, Class AM, 5.60%, 4/12/49 (b)		14,255	15,554,985
Series 2007-HQ12, Class AMFL, 0.58%, 4/12/49 (b)		8,885	8,371,634
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,790	3,032,716
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		8,977	9,799,946
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		8,055	8,665,335

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-T25, Class AM, 5.54%, 11/12/49 (b)	USD	3,645	$3,978,645
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		370	374,963
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (a)(d)		8,049	7,920,120
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		579	586,390
Series 2011-IO, Class B, 0.00%, 3/23/51 (a)(d)		11,160	10,712,930
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		17,065	15,614,475
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		7,237	7,092,239
Series 2013-AJ, Class AJA, 0.50%, 12/17/49 (a)		4,380	3,679,200
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		2,565	2,544,049
New York Mortgage Securitization Trust:
Series 2012-1, Class A, 6.66%, 12/27/47 (a)(b)		11,930	11,930,000
Series 2013-1, Class A, 5.41%, 11/27/17 (a)(b)		17,962	17,961,800
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.04%, 2/11/36 (a)(b)		3,000	2,706,303
RBSCF Trust:
Series 2010-MB1, Class C, 4.69%, 4/15/24 (a)(b)		2,000	2,075,932
Series 2013-SMV, Class C, 3.58%, 3/11/31 (a)(b)		2,900	2,659,074
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		6,559	6,565,485
SCG Trust, Series 2013-SRP1, Class AJ, 2.12%, 11/15/26 (a)(b)		11,390	11,390,159
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)		1,564	1,567,228
Starwood Property Mortgage Trust, Series 2013-FV1, Class D, 3.67%, 8/11/28 (a)(b)		12,595	12,602,343
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C12, Class E, 5.29%, 7/15/41 (b)		3,265	3,308,545
Series 2007-C33, Class A3, 5.92%, 2/15/51 (b)		4,873	4,933,266
Series 2007-C33, Class AJ, 5.92%, 2/15/51 (b)		11,870	11,889,182
Series 2007-C33, Class AM, 5.92%, 2/15/51 (b)		12,320	13,606,960
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class E, 3.55%, 4/16/35 (a)(b)		13,720	11,360,448
Series 2013-BTC, Class F, 3.55%, 4/16/35 (a)(b)		18,291	12,774,306
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		3,619	3,597,739
WF-RBS Commercial Mortgage Trust, Series 2013-C17, Class C, 5.13%, 12/15/46 (b)		1,700	1,695,427

			837,827,867

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.5%
United States — 0.5%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class XCP, 0.84%, 12/15/14 (a)(b)	USD	173,456	$901,969
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.31%, 9/10/46 (b)		39,768	2,953,662
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.23%, 5/15/45 (b)		18,894	2,260,595
Series 2012-CR2, Class XA, 1.94%, 8/15/45 (b)		27,702	3,057,593
Series 2013-CR13, Class XA, 1.04%, 10/10/46 (b)		134,844	8,648,873
Series 2013-CR6, Class XA, 1.56%, 3/10/46 (b)		70,465	5,421,332
Series 2013-LC13, Class XA, 1.47%, 8/10/46 (b)		82,972	6,771,086
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		96,585	4,448,058
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		169,959	2,974,281
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.10%, 1/15/47 (b)		88,375	6,146,393
Series 2013-FL3, Class XCP, 1.66%, 4/15/28 (a)(b)		188,295	1,416,355
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.26%, 11/15/46 (b)		90,673	7,395,276
Series 2013-C7, Class XA, 1.75%, 2/15/46 (b)		19,647	1,928,496

			54,323,969
Total Non-Agency Mortgage-Backed Securities — 12.3%			1,387,630,641

Preferred Securities
Capital Trusts
Austria — 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe, 5.50%, 10/09/43 (b)	EUR	3,100	4,467,258
Belgium — 0.0%
Solvay Finance SA, 4.20% (b)(i)		260	367,027
France — 0.1%
BNP Paribas SA, 7.78% (b)(i)		100	159,850
Casino Guichard Perrachon SA, 4.87% (b)(i)		100	136,789
GDF SUEZ, 3.88% (b)(i)		200	283,973
Societe Generale SA:
7.88% (a)(b)(i)	USD	4,099	4,129,743
8.25% (b)(i)	USD	2,130	2,281,763

			6,992,118
Germany — 0.1%
Allianz Finance II BV, 4.38% (b)(i)	EUR	300	429,220
Allianz SE, 5.05% (b)(i)		4,600	6,477,221
Muenchener Rueckversicherungs AG, 5.77% (b)(i)		100	148,322
RWE AG, 4.63% (b)(i)		225	317,272

			7,372,035

Preferred Securities	Par (000)		Value
Italy — 0.1%
Enel SpA, 8.75%, 9/24/73 (a)(b)	USD	6,200	$6,741,675
Generali Finance BV, 5.48% (b)(i)	EUR	300	413,006

			7,154,681
Netherlands — 0.0%
Alliander NV, 3.25% (b)(i)		135	188,506
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (b)(i)	USD	3,400	3,655,000
Banco Popular Espanol SA, 11.50% (b)(i)	EUR	4,200	6,312,423

			9,967,423
Switzerland — 0.0%
Credit Suisse Group AG, 7.50% (b)(i)	USD	6,200	6,548,750
United Kingdom — 0.3%
Barclays Bank PLC, 4.75% (b)(i)	EUR	2,790	3,262,485
Barclays PLC:
1.80% (b)(i)	EUR	7,479	10,361,846
8.25% (b)(i)	USD	12,675	13,055,250
HSBC Capital Funding LP, 5.37% (b)(i)	EUR	350	483,904
NGG Finance PLC, 4.25%, 6/18/76 (b)		200	278,767
RBS Capital Trust B, 6.80% (i)	USD	2,010	1,926,585

			29,368,837
United States — 0.3%
Intel Corp., 3.25%, 8/01/39		12,200	16,584,375
JPMorgan Chase & Co., 6.00% (b)(i)		11,740	11,226,375
NBCUniversal Enterprise, Inc., 5.25% (a)(i)		4,900	4,851,000
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		3,841	3,903,416

			36,565,166
Total Capital Trusts — 1.0%			108,991,801

Preferred Stocks		Shares
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 0.04%		64,045	1,360,956
United States — 0.3%
Cliffs Natural Resources, Inc., 7.00%		608,988	13,982,364
The Goodyear Tire & Rubber Co., 5.88%		255,000	17,046,750
Wells Fargo & Co., 5.85% (b)		323,255	7,619,120

			38,648,234
Total Preferred Stocks — 0.3%			40,009,190

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		1,106,409	30,149,645
Total Trust Preferreds — 0.3%			30,149,645
Total Preferred Securities — 1.6%			179,150,636

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
California Pollution Control Financing Authority RB:
5.00%, 11/21/45 (a)	USD	20,750	$16,562,027
5.00%, 11/21/45		15,500	13,230,335
California State Public Works Board RB:
Series G, 5.00%, 11/01/37		20,135	20,147,886
Series I, 5.00%, 11/01/38		12,585	12,530,885
California Statewide Communities Development Authority RB, 5.00%, 8/15/47		3,560	3,167,332
Centinela Valley Union High School District GO, AGM, 5.00%, 8/01/50		13,490	13,290,753
Chicago Board of Education GO, Series A, 5.00%, 12/01/42		8,500	7,728,200
City of Chicago, IL O’Hare International Airport Revenue RB, Series D, 5.00%, 1/01/39		5,000	4,888,350
City of Detroit, MI Sewage Disposal System Revenue RB, AGM, Series D, 0.77%, 7/01/32 (b)		7,000	5,214,090
City of New York GO, Series E, 5.00%, 8/01/23		4,250	4,823,155
Connecticut State Health & Educational Facility Authority RB:
Series A-2, 5.00%, 7/01/40		7,350	7,788,354
Series O, 5.00%, 7/01/40		8,500	8,617,385
County of Miami-Dade, FL Aviation Revenue RB:
Series A, 5.00%, 10/01/40		15,000	14,359,200
Series B, 5.00%, 10/01/41		4,250	4,193,135
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43		32,970	30,564,179
Golden State Tobacco Securitization Corp. RB, AGC-ICC, 5.00%, 6/01/45		2,400	2,297,376
Grossmont Union High School District GO, Series E, 5.00%, 8/01/43		8,500	8,648,665
Indiana Finance Authority RB, 5.00%, 7/01/48		4,750	4,160,573
Kentucky Public Transportation Infrastructure Authority RB:
5.75%, 7/01/49		8,385	8,312,889
6.00%, 7/01/53		13,795	13,853,353
Maryland Health & Higher Educational Facilities Authority RB, Series A, 5.00%, 7/01/43		12,275	11,906,750
Missouri State Health & Educational Facilities Authority RB, 4.00%, 11/15/42		4,250	3,473,440
New Jersey Economic Development Authority RB:
5.13%, 1/01/34		4,250	4,133,423
5.38%, 1/01/43		19,000	18,390,480
5.63%, 1/01/52		8,620	8,351,056
New Jersey Transportation Trust Fund Authority RB:
Series AA, 5.00%, 6/15/33		13,500	13,854,915
Series B, 5.00%, 6/15/42		30,935	31,087,200
New York City Water & Sewer System RB:
5.00%, 6/15/44		24,500	25,018,910
5.00%, 6/15/45		8,500	8,656,060
New York Liberty Development Corp. RB, 5.75%, 11/15/51		15,195	15,998,815
New York State Dormitory Authority RB:
Series A, 5.00%, 12/15/24		21,385	24,210,600
5.00%, 7/01/38		4,250	4,459,780
North Carolina Medical Care Commission RB, Series A, 5.00%, 10/01/27		5,325	5,596,096
Pajaro Valley Unified School District GO, Series A, 5.00%, 8/01/43		7,410	7,488,398
Pennsylvania Economic Development Financing Authority RB, AGM, 5.25%, 1/01/44		10,000	9,851,400
Port of Oakland RB:
Series P, 5.00%, 5/01/29		5,000	5,112,500
Series P, 5.00%, 5/01/33		4,250	4,255,440
Route 460 Funding Corp RB, 5.13%, 7/01/49		5,000	4,508,350

Taxable Municipal Bonds	Par (000)		Value
South Carolina State Public Service Authority RB:
5.00%, 12/01/48	USD	14,300	$14,021,579
5.50%, 12/01/53		13,000	13,167,570
State of California GO:
5.00%, 9/01/42		24,055	24,391,289
5.00%, 2/01/43		8,875	9,004,043
5.00%, 4/01/43		3,500	3,551,520
5.00%, 11/01/43		18,070	18,349,543
Tampa-Hillsborough County Expressway Authority RB, 5.00%, 7/01/42		8,500	8,385,590
Triborough Bridge & Tunnel Authority RB, Series A, 5.00%, 11/15/24		10,325	11,863,735
Virginia Small Business Financing Authority RB, 5.50%, 1/01/42		23,610	22,729,819
Total Taxable Municipal Bonds — 4.7%			536,196,423

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.3%
FREMF Mortgage Trust:
Series 2013-K713, Class B, 3.17%, 4/25/20 (a)(b)		1,060	991,159
Series 2013-K712, Class B, 3.37%, 12/25/19 (a)(b)		12,950	12,362,122
Series 2012-K501, Class C, 3.49%, 11/25/46 (a)(b)		8,868	8,799,087
Series 2013-K32, Class B, 3.54%, 10/25/46 (a)(b)		7,510	6,661,205
Series 2013-K30, Class B, 3.56%, 6/25/45 (a)(b)		5,045	4,480,126
Series 2012-K710, Class C, 3.82%, 6/25/47 (a)(b)		2,000	1,865,546
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)		565	546,336

			35,705,581
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K033, Class A2, 3.06%, 7/25/23 (b)		1,540	1,483,157
Series K031, Class A2, 3.30%, 4/25/23 (b)		5,155	5,076,144

			6,559,301
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2013-52, Class EI, 4.00%, 3/25/43		27,230	3,587,258
Series 2012-146, Class IA, 5.00%, 1/25/43		22,304	3,146,955

			6,734,213
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K030, Class X1, 0.23%, 4/25/23 (b)		103,950	1,766,333
Series K024, Class X1, 0.90%, 9/25/22 (b)		38,001	2,270,702
Series K008, Class X1, 1.66%, 6/25/20 (b)		19,249	1,540,785
Series K009, Class X1, 1.49%, 8/25/20 (b)		27,670	2,017,786
Series K017, Class X1, 1.45%, 12/25/21 (b)		19,641	1,706,103

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series K021, Class X1, 1.51%, 6/25/22 (b)	USD	21,509	$2,111,269
Series K501, Class X1A, 1.75%, 8/25/16 (b)		27,356	852,952
Series K707, Class X1, 1.56%, 1/25/47 (b)		18,068	1,190,636
Series K710, Class X1, 1.78%, 5/25/19 (b)		15,301	1,231,451
Ginnie Mae:
Series 2012-120, Class IO, 1.02%, 2/16/53 (b)		22,437	1,647,894
Series 2009-80, Class IO, 1.25%, 9/16/51 (b)		14,954	1,019,922

			17,355,833
Mortgage-Backed Securities — 22.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/27-1/01/29 (l)		718,455	712,937,267
3.00%, 9/01/42-1/01/44 (l)		495,059	470,013,080
3.50%, 5/01/28-1/01/44 (l)		453,519	458,070,462
4.00%, 1/01/44 (l)		906,200	932,819,625
4.50%, 1/01/15		4	4,655
6.00%, 3/01/38		15	16,496
Freddie Mac Mortgage-Backed Securities, 4.00%, 10/01/43		9	9,284

			2,573,870,869
Total U.S. Government Sponsored Agency Securities — 23.4%			2,640,225,797

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 5/15/43		5,160	4,182,021
3.63%, 8/15/43		2,880	2,719,800
3.75%, 11/15/43		116,450	112,556,145
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		11,820	9,501,263
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		26,643	25,160,883
0.38%, 7/15/23 (m)		133,876	129,106,374
U.S. Treasury Notes:
0.25%, 11/30/15		112,540	112,315,820
0.63%, 12/15/16		9,245	9,207,447
1.25%, 11/30/18		257,230	251,723,735
2.00%, 9/30/20-11/30/20		20,975	20,455,923
2.50%, 8/15/23		175	168,054
Total U.S. Treasury Obligations — 6.0%			677,097,465

Warrants (n) — 0.0%		Shares
Takashimaya Co. Ltd. (Issued/exercisable 12/11/13, 1 Share for 1 warrant, Expires 11/19/18, Strike Price JPY 104.41)		2,000,000	135,410
Total Long-Term Investments (Cost — $10,300,817,684) — 92.1%			10,391,548,164

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements — 13.5%
Barclays Bank PLC, (0.38)%, Open (Purchased on 2/06/13 to be repurchased at EUR 3,972,574, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 3,950,000 and $5,616,619, respectively)	EUR	4,183	$5,754,591
Barclays Bank PLC, (0.26)%, Open (Purchased on 11/18/13 to be repurchased at EUR 10,805,562, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 10,657,000 and $15,008,352, respectively)		11,030	15,173,422
Barclays Bank PLC, (0.18)%, Open (Purchased on 9/04/13 to be repurchased at EUR 3,949,384, collateralized by Portugal Obrigacoes do Tesouro OT, 4.75% due at 6/14/19, par and fair value of EUR 3,980,000 and $5,290,244, respectively)		3,991	5,490,953
Barclays Bank PLC, (0.09)%, Open (Purchased on 9/05/13 to be repurchased at EUR 7,194,422, collateralized by Kingdom of Spain, 4.60% due at 7/30/19, par and fair value of EUR 7,000,000 and $10,413,870, respectively)		7,233	9,950,889
Barclays Bank PLC, (0.08)%, Open (Purchased on 11/13/12 to be repurchased at EUR 57,505,473, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 56,770,000 and $78,754,805, respectively)		57,725	79,412,691
Barclays Bank PLC, (0.06)%, Open (Purchased on 11/19/13 to be repurchased at EUR 16,880,165, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 15,810,000 and $23,034,235, respectively)		16,928	23,288,578
Barclays Bank PLC, (0.05)%, Open (Purchased on 5/29/13 to be repurchased at EUR 2,697,823, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,515,000 and $3,680,516, respectively)		2,705	3,721,156
Barclays Bank PLC, (0.05)%, Open (Purchased on 9/04/13 to be repurchased at EUR 3,867,726, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 3,650,000 and $5,275,819, respectively)		3,877	5,334,074
Barclays Bank PLC, (0.04)%, Open (Purchased on 9/11/13 to be repurchased at EUR 7,775,956, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 3/01/21, par and fair value of EUR 7,680,000 and $10,802,349, respectively)		7,800	10,729,886
Barclays Bank PLC, (0.02)%, Open (Purchased on 9/05/13 to be repurchased at EUR 9,153,049, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 3/01/21, par and fair value of EUR 9,000,000 and $12,696,189, respectively)		9,167	12,611,023

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, 0.00%, Open (Purchased on 11/26/13 to be repurchased at EUR 1,403,173, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 5/01/23, par and fair value of EUR 1,307,000 and $1,882,195, respectively)	EUR	1,403	$1,930,351
Barclays Bank PLC, 0.00%, Open (Purchased on 12/17/13 to be repurchased at EUR 1,378,746, collateralized by Kingdom of Spain, 5.50% due at 4/30/21, par and fair value of EUR 1,170,000 and $1,787,835, respectively)		1,379	1,896,747
Barclays Bank PLC, 0.00%, Open (Purchased on 9/11/13 to be repurchased at EUR 7,696,330, collateralized by Kingdom of Spain, 3.75% due at 10/31/18, par and fair value of EUR 7,530,000 and $10,833,317, respectively)		7,696	10,587,881
Barclays Capital, Inc., (0.10)%, Open (Purchased on 10/09/13 to be repurchased at $19,739,477, collateralized by Bank of America Corp., 2.00% due at 1/11/18, par and fair value of USD 20,000,000 and $19,545,552, respectively)	USD	19,825	19,825,000
Barclays Capital, Inc., (0.10)%, Open (Purchased on 10/10/13 to be repurchased at $1,615,035, collateralized by Noble Holding International Ltd., 5.25% due at 3/15/42, par and fair value of USD 1,815,000 and $1,741,460, respectively)		1,663	1,662,994
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/18/13 to be repurchased at $3,902,201, collateralized by Time Warner Cable, Inc., 4.50% due at 9/15/42, par and fair value of USD 5,280,000 and $3,999,943, respectively)		4,019	4,019,400
Barclays Capital, Inc., 0.05%, Open (Purchased on 12/13/13 to be repurchased at $3,917,322, collateralized by Time Warner Cable, Inc., 4.50% due at 9/15/42, par and fair value of USD 5,280,000 and $3,999,943, respectively)		3,861	3,861,000
BNP Paribas Securities Corp., (0.09)%, Open (Purchased on 11/19/13 to be repurchased at $4,211,431, collateralized by U.S. Treasury Bond, 2.88% due at 5/15/43, par and fair value of USD 5,160,000 and $4,182,021, respectively)		4,328	4,327,950
Citigroup Global Markets Holdings, Inc., (0.07)%, Open (Purchased on 10/21/13 to be repurchased at EUR 56,540,509, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 56,200,000 and $77,964,067, respectively)	EUR	56,692	77,991,127
Citigroup Global Markets, Inc., (0.38)%, Open (Purchased on 10/24/13 to be repurchased at $13,730,816, collateralized by Noble Holding International Ltd., 3.95% due at 3/15/22, par and fair value of USD 14,315,000 and $13,994,573, respectively)	USD	14,190	14,189,744
Citigroup Global Markets, Inc., (0.35)%, Open (Purchased on 7/11/13 to be repurchased at $17,464,435, collateralized by General Electric Capital Corp., 1.63% due at 4/02/18, par and fair value of USD 18,125,000 and $17,932,531, respectively)		17,763	17,762,500

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/16/13 to be repurchased at $7,419,629, collateralized by Kinder Morgan Energy Partners LP, 5.00% due at 3/01/43, par and fair value of USD 8,290,000 and $7,651,280, respectively)	USD	7,648	$7,647,525
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/18/13 to be repurchased at $6,724,682, collateralized by Time Warner Cable, Inc., 4.00% due at 9/01/21, par and fair value of USD 7,145,000 and $6,580,542, respectively)		6,779	6,778,819
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/17/13 to be repurchased at $4,000,508, collateralized by Anadarko Petroleum Corp., 6.45% due at 9/15/36, par and fair value of USD 3,600,000 and $4,042,566, respectively)		4,095	4,095,000
Credit Suisse Securities (USA) LLC, (0.18)%, Open (Purchased on 12/12/13 to be repurchased at $156,118, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 160,000 and $156,525, respectively)		159	159,000
Credit Suisse Securities (USA) LLC, (0.10)%, Open (Purchased on 9/03/13 to be repurchased at $2,891,084, collateralized by Sysco Corp., 2.60% due at 6/12/22, par and fair value of USD 3,095,000 and $2,821,368, respectively)		2,917	2,917,037
Credit Suisse Securities (USA) LLC, (0.03)%, Open (Purchased on 11/05/13 to be repurchased at $28,288,390, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, par and fair value of USD 28,260,000 and $27,915,947, respectively)		28,331	28,330,650
Credit Suisse Securities (USA) LLC, (0.03)%, Open (Purchased on 12/12/13 to be repurchased at $154,774, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, par and fair value of USD 155,000 and $152,731, respectively)		155	155,000
Credit Suisse Securities (USA) LLC, 0.00%, Open (Purchased on 12/05/13 to be repurchased at $294,375,000, collateralized by U.S. Treasury Notes, 2.50% due at 8/15/23, par and fair value of USD 300,000,000 and $288,092,135, respectively)		294,375	294,374,997
Credit Suisse Securities (USA) LLC, 0.00%, 01/02/14 (Purchased on 12/31/13 to be repurchased at $164,824,200, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 167,760,000 and $164,116,617, respectively)		164,824	164,824,200
Deutsche Bank Securities, Inc., (0.25)%, Open (Purchased on 12/27/13 to be repurchased at $4,514,698, collateralized by Time Warner Cable, Inc., 4.00% due at 9/01/21, par and fair value of USD 4,790,000 and $4,469,712, respectively)		4,604	4,604,387

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
Deutsche Bank Securities, Inc., (0.25)%, Open (Purchased on 12/27/13 to be repurchased at $7,403,539, collateralized by Time Warner Cable, Inc., 4.00% due at 9/01/21, par and fair value of USD 7,855,000 and $7,329,768, respectively)	USD	7,551	$7,550,619
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 12/27/13 to be repurchased at $4,700,770, collateralized by Talisman Energy, Inc., 3.75% due at 2/01/21, par and fair value of USD 4,782,000 and $4,629,717, respectively)		4,752	4,752,113
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 12/17/13 to be repurchased at $8,990,585, collateralized by LYB International Finance BV, 4.00% due at 7/15/23, par and fair value of USD 9,000,000 and $8,883,495, respectively)		9,079	9,078,750
Deutsche Bank Securities, Inc., (0.02)%, Open (Purchased on 12/05/13 to be repurchased at $265,195,016, collateralized by U.S. Treasury Notes, 2.50% due at 8/15/23, par and fair value of USD 270,795,000 and $260,046,367, respectively)		265,718	265,717,589
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.11)%, Open (Purchased on 12/18/13 to be repurchased at $31,844,761, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 32,468,000 and $31,772,501, respectively)		32,022	32,021,565
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.03%, Open (Purchased on 12/12/13 to be repurchased at $2,147,261, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/18, par and fair value of USD 2,163,000 and $2,120,586, respectively)		2,144	2,144,074
Morgan Stanley & Co. International PLC, (0.05)%, Open (Purchased on 3/04/13 to be repurchased at EUR 4,193,935, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 3,874,000 and $6,048,428, respectively)	EUR	4,213	5,795,811
RBC Capital Markets LLC, (0.05)%, Open (Purchased on 12/27/13 to be repurchased at $28,965,297, collateralized by Morgan Stanley, 2.13% due at 4/25/18, par and fair value of USD 29,029,000 and $28,778,625, respectively)	USD	29,029	29,029,000
RBC Capital Markets LLC, (0.05)%, Open (Purchased on 9/06/13 to be repurchased at $14,163,786, collateralized by Target Corp., 2.90% due at 1/15/22, par and fair value of USD 14,740,000 and $14,139,448, respectively)		14,224	14,224,100
RBC Capital Markets LLC, (0.03)%, Open (Purchased on 12/05/13 to be repurchased at $293,880,488, collateralized by U.S. Treasury Notes, 2.50% due at 8/15/23, par and fair value of USD 300,000,000 and $288,092,135, respectively)		294,750	294,749,997
UBS Ltd., (0.25)%, Open (Purchased on 12/09/13 to be repurchased at EUR 10,258,547, collateralized by Republic of France, 3.00% due at 4/25/22, par and fair value of EUR 9,550,000 and $14,042,257, respectively)	EUR	10,481	14,418,937

			1,522,891,127

	Shares	Value
Money Market Funds — 23.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(o)	2,613,616,687	$2,613,616,687
Total Short-Term Securities (Cost — $4,126,421,617) — 36.7%		4,136,507,814

Options Purchased
(Cost — $50,783,725) — 0.6%		72,869,513
Total Investments Before Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds (Cost — $14,478,023,026) — 129.4%		14,600,925,491

Investments Sold Short	Par (000)
U.S. Treasury Obligations — (1.4)%
U.S. Treasury Notes, 2.75%,11/15/23	USD 166,387	(162,773,632)
Total Investments Sold Short (Proceeds — $163,059,652) — (1.4)%		(162,773,632)

Options Written
(Premiums Received — $ 16,881,270) — (0.2)%		(24,015,834)

TBA Sale Commitments (l)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/29	711,200	(703,865,750)
3.50%, 1/01/29-1/01/44	531,950	(535,656,836)
3.00%, 1/01/44	493,700	(468,667,879)
4.00%, 1/01/44	250,200	(257,549,625)
Total TBA Sale Commitments (Proceeds — $1,977,501,396) — (17.4)%		(1,965,740,090)

Borrowed Bonds
Corporate Bonds — (1.3)%
Anadarko Petroleum Corp.,
6.45%, 9/15/36	3,600	(4,042,566)
Bank of America Corp.,
2.00%, 1/11/18	19,589	(19,545,552)
General Electric Capital Corp.,
1.63%, 4/02/18	18,125	(17,932,531)
Kinder Morgan Energy Partners LP,
5.00%, 3/01/43	8,290	(7,651,280)
LYB International Finance BV,
4.00%, 7/15/23	9,000	(8,883,495)
Morgan Stanley, 2.13%, 4/25/18	29,029	(28,778,625)
Noble Holding International Ltd.:
3.95%, 3/15/22	14,315	(13,994,573)
5.25%, 3/15/42	1,815	(1,741,460)
Sysco Corp.,
2.60%, 6/12/22	3,095	(2,821,368)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Borrowed Bonds		Par (000)	Value
Talisman Energy, Inc.,
3.75%, 2/01/21	USD	4,782	$(4,629,717)
Target Corp.,
2.90%, 1/15/22		14,740	(14,139,448)
Time Warner Cable, Inc.:
4.00%, 9/01/21		19,790	(18,380,022)
4.50%, 9/15/42		10,560	(7,999,886)

			(150,540,523)
Foreign Government Obligations — (2.5)%
Buoni Poliennali Del Tesoro:
3.75%, 3/01/21-8/01/21	EUR	27,337	(38,506,890)
4.50%, 5/01/23-3/01/26		5,257	(7,498,814)
French Treasury Notes,
1.00%, 7/25/17		112,970	(156,718,872)
Kingdom of Spain:
4.10%, 7/30/18		21,975	(31,990,570)
3.75%, 10/31/18		7,530	(10,833,317)
4.60%, 7/30/19		7,000	(10,413,870)
5.50%, 4/30/21		1,170	(1,787,835)
5.85%, 1/31/22		3,874	(6,048,428)
Portugal Obrigacoes do Tesouro OT,
4.75%, 6/14/19		3,980	(5,290,244)
Republic of France,
3.00%, 4/25/22		9,550	(14,042,257)

			(283,131,097)
U.S. Treasury Obligations — (9.5)%
U.S. Treasury Bonds,
2.88%, 5/15/43	USD	5,160	(4,182,021)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Notes:
1.38%, 9/30/18	USD	28,415	$(28,068,678)
1.25%, 10/31/18-11/30/18		34,631	(33,893,087)
2.50%, 8/15/23		870,795	(836,230,637)
2.75%, 11/15/23		167,920	(164,272,946)

			(1,066,647,369)
Total Borrowed Bonds (Proceeds — $1,503,311,841) — (13.3)%			(1,500,318,989)
Total Investments Net of Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds — 97.1%			10,948,076,946
Other Assets in Excess of Liabilities — 2.9%			330,869,627

Net Assets — 100.0%			$11,278,946,573

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Par is less than $500.

(d)	Zero-coupon bond.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Non-income producing security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
BlackRock Emerging Markets Flexible
Dynamic Bond Portfolio, BlackRock Class	1,962,541	24,094		(1,986,635)	—	—	$329,264	$220,565
BlackRock Floating Rate
Income Portfolio, Institutional Class	11,283,016	210,883		(11,493,899)	—		$2,217,322	$2,144,087
BlackRock Liquidity Funds,
TempFund, Institutional Class	9,412,037	2,604,204,650	*	—	2,613,616,687	$2,613,616,687	$398,079	—
iShares Gold Trust	1,020,297	—		(1,020,297)	—	—	—	$(271,829)
iShares iBoxx $ High Yield Corporate Bond Fund	—	3,201,000		(451,000)	2,750,000	$255,420,000	$4,832,522	$(388,693)
iShares JPMorgan USD
Emerging Markets Bond Fund	170,500	—		(170,500)	—	—	$736,577	$(1,549,430)

*	Represents net shares purchased.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$114,260,625	$(659,062)
Credit Suisse Securities (USA) LLC	$(593,655,814)	$3,804,508
Deutsche Bank Securities, Inc.	$29,845,188	$(114,344)
Goldman Sachs & Co.	$(261,389,559)	$4,234,872
J.P. Morgan Securities LLC	$(34,456,846)	$(264,480)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,235,031	$(4,922)
Morgan Stanley & Co. LLC	$606,291,562	$(3,446,274)

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63%)	9/03/13	Open	$1,398,000	$1,395,113

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
741	Canadian Bankers Acceptance	Montreal	March 2014	USD	172,196,611	$32,250
(354)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	32,585,700	(107,559)
1,287	Euro STOXX 50 Index	Eurex	March 2014	USD	55,028,147	3,296,198
(1,024)	Euro-Bobl	Eurex	March 2014	USD	175,287,275	1,814,913
(1,062)	Euro-Bund	Eurex	March 2014	USD	203,327,198	2,591,307
(149)	Euro-Buxl	Eurex	March 2014	USD	25,011,666	467,535
(284)	Euro-OAT French Government Bonds	Eurex	March 2014	USD	51,353,639	580,105
(119)	Euro-Schatz	Eurex	March 2014	USD	18,057,092	31,633
(2,027)	Gilt British	NYSE Liffe	March 2014	USD	357,682,159	4,808,187
836	Nikkei 225 Index	Chicago Mercantile	March 2014	USD	68,593,800	2,881,849
(2,039)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	448,197,687	713,835
(4,926)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	587,733,375	3,918,742
(11,694)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	1,438,910,156	16,525,023
(560)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	71,855,000	959,464
(163)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	22,208,750	241,157
1,346	90-day Australian Bank Bill	Sydney	June 2014	USD	1,194,212,754	(118,413)
1,104	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	275,130,600	(36,555)
385	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	95,836,125	10,228
684	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	170,093,700	(10,209)
(84)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	20,858,250	4,360
(1,153)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	285,742,225	266,161
(2,662)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	658,013,125	1,168,529
938	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	231,146,650	(57,259)
938	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	230,407,975	(58,806)
254	3-month EURIBOR	NYSE Liffe	September 2016	USD	86,221,626	(135,547)
(84)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	20,445,600	7,097
(469)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	113,832,162	43,076
(254)	3-month EURIBOR	NYSE Liffe	September 2017	USD	85,671,275	173,006
(385)	Euro Dollar Futures	Chicago Mercantile	March 2018	USD	92,794,625	24,704
Total						$40,035,011

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	24,924,000	USD	34,332,811	Barclays Bank PLC	1/03/14	$(44,738)
USD	25,713,000	TRY	55,615,291	BNP Paribas S.A.	1/06/14	(133,095)
USD	9,860,000	TRY	20,618,246	Deutsche Bank AG	1/06/14	278,082
USD	19,975,000	TRY	43,155,988	Deutsche Bank AG	1/06/14	(80,883)
USD	16,430,000	TRY	34,387,990	Morgan Stanley Capital Services LLC	1/06/14	448,869
AUD	9,840,000	CAD	9,494,616	Deutsche Bank AG	1/15/14	(157,610)
CAD	2,177,646	AUD	2,305,000	Bank of America N.A.	1/15/14	(6,790)
CAD	7,176,183	AUD	7,535,000	Deutsche Bank AG	1/15/14	31,914
MXN	49,967,700	USD	3,840,000	BNP Paribas S.A.	1/21/14	(19,886)
MXN	49,963,392	USD	3,840,000	Deutsche Bank AG	1/21/14	(20,216)
USD	63,257,008	EUR	46,259,000	Bank of America N.A.	1/22/14	(380,769)
USD	2,051,454	EUR	1,500,000	Barclays Bank PLC	1/22/14	(12,072)
USD	34,332,262	EUR	24,924,000	Barclays Bank PLC	1/22/14	79,366
USD	998,611,026	EUR	739,507,000	Barclays Bank PLC	1/22/14	(18,717,093)
USD	1,505,610	EUR	1,120,000	BNP Paribas S.A.	1/22/14	(35,156)
USD	15,003,003	EUR	10,910,000	BNP Paribas S.A.	1/22/14	(5,712)
USD	204,052,257	EUR	148,763,000	Goldman Sachs International	1/22/14	(598,657)
USD	2,100,590	EUR	1,555,000	JPMorgan Chase Bank N.A.	1/22/14	(38,599)
USD	8,795,626	EUR	6,503,000	JPMorgan Chase Bank N.A.	1/22/14	(150,448)
USD	11,509,077	EUR	8,506,000	JPMorgan Chase Bank N.A.	1/22/14	(192,493)
USD	11,592,730	EUR	8,572,000	UBS AG	1/22/14	(199,635)
CAD	7,367,000	USD	7,139,624	Citibank N.A.	1/23/14	(208,368)
USD	12,225,254	AUD	12,760,000	Westpac Banking Corp.	1/23/14	849,556
USD	3,748,429	CHF	3,378,219	Morgan Stanley Capital Services LLC	1/23/14	(39,202)
USD	8,602,072	CNY	52,735,000	Deutsche Bank AG	1/23/14	(96,229)
USD	35,675,043	CNY	217,921,000	HSBC Bank PLC	1/23/14	(269,631)
USD	3,017,393	CNY	18,407,000	HSBC Bank USA N.A.	1/23/14	(18,724)
USD	10,007,321	GBP	6,103,000	Barclays Bank PLC	1/23/14	(97,391)
USD	181,402,230	GBP	112,394,000	Barclays Bank PLC	1/23/14	(4,688,055)
USD	4,977,293	GBP	3,041,000	Goldman Sachs Bank USA	1/23/14	(57,678)
USD	6,794,075	GBP	4,156,000	Goldman Sachs Bank USA	1/23/14	(86,997)
USD	1,200,424	HKD	9,304,000	Bank of America N.A.	1/23/14	550
USD	4,399,470	HKD	34,099,000	Citibank N.A.	1/23/14	1,954
USD	5,629,917	HKD	43,649,000	Citibank N.A.	1/23/14	803
USD	3,122,279	JPY	324,880,000	Barclays Bank PLC	1/23/14	36,946
USD	9,681,398	JPY	992,232,000	UBS AG	1/23/14	258,331
USD	16,112,029	SGD	20,037,000	Credit Suisse International	1/23/14	234,270
USD	3,336,090	SGD	4,139,000	Deutsche Bank AG	1/23/14	56,255
INR	633,900,000	USD	10,000,000	Barclays Bank PLC	3/11/14	80,038
AUD	58,643,000	USD	51,899,993	Westpac Banking Corp.	3/19/14	195,897
INR	1,657,694,240	USD	26,140,000	BNP Paribas S.A.	3/19/14	168,431
INR	6,715,684,616	USD	106,840,000	UBS AG	3/19/14	(258,750)
MXN	292,620,050	USD	22,570,000	Deutsche Bank AG	3/19/14	(297,487)
MXN	752,263,043	USD	57,415,000	Royal Bank of Canada	3/19/14	(157,172)
PLN	163,764,477	EUR	38,970,000	Citibank N.A.	3/19/14	337,861
USD	52,010,125	AUD	58,643,000	Bank of America N.A.	3/19/14	(85,765)
USD	20,638,000	JPY	2,114,053,530	Barclays Bank PLC	3/19/14	555,453

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,450,190	AUD	1,600,000	BNP Paribas S.A.	3/31/14	$29,975
USD	1,619,106	AUD	1,800,000	BNP Paribas S.A.	3/31/14	21,365
USD	1,978,841	AUD	2,200,000	BNP Paribas S.A.	3/31/14	26,045
Total						$(23,463,340)

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
E-Mini S&P 500 Index Futures	Call	USD	1,850.00	1/17/14	189	$141,750
Consumer Staples Select Sector SPDR Fund	Call	USD	44.00	1/18/14	2,500	12,500
Micron Technology, Inc.	Call	USD	23.00	1/18/14	7,000	441,000
SPDR S&P 500 ETF Trust	Call	USD	180.00	1/18/14	20,823	11,244,420
SPDR S&P 500 ETF Trust	Call	USD	179.00	1/18/14	12,405	7,790,340
Tesla Motors, Inc.	Call	USD	140.00	1/18/14	152	193,800
WisdomTree Japan Hedged Equity Fund	Call	USD	50.38	1/18/14	1,539	161,595
Yahoo!, Inc.	Call	USD	40.00	1/18/14	1,340	139,360
SPDR S&P 500 ETF Trust	Call	USD	189.00	2/22/14	36,389	5,021,682
SPDR S&P 500 ETF Trust	Call	USD	183.00	2/22/14	21,854	9,353,512
Euro Dollar 3-Year Mid-Curve	Call	USD	97.63	6/13/14	1,802	484,287
Time Warner Cable, Inc.	Call	USD	155.00	7/19/14	4,065	294,713
SPDR S&P 500 ETF Trust	Put	USD	183.00	1/10/14	3,756	270,432
iShares U.S. Real Estate ETF	Put	USD	63.00	1/18/14	1,750	106,750
SPDR S&P 500 ETF Trust	Put	USD	171.00	1/18/14	17,186	326,534
Euro Dollar 2-Year Mid-Curve	Put	USD	98.75	3/14/14	5,046	3,406,050
Euro Dollar 3-Year Mid-Curve	Put	USD	97.50	3/14/14	571	385,425
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	6/13/14	3,605	180,250
Euro Dollar 3-Year Mid-Curve	Put	USD	97.25	6/13/14	457	457,000
Total						$40,411,400

•	OTC options purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
Samsung Securities Co. Ltd.	JPMorgan Chase Bank N.A.	Call	KRW	50,281.89	1/09/14	71,800	—	$533
Nikkei 225 Index	Citibank N.A.	Call	JPY	15,500.00	1/10/14	167,755	—	1,282,336
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	16,000.00	1/10/14	163,500	—	566,684
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,050.00	1/17/14	771	—	850,656
EURO STOXX 50 Index	Merrill Lynch International	Call	EUR	3,000.00	1/17/14	315	—	526,083
Hang Seng China Enterprises Index	Citibank N.A.	Call	HKD	12,099.20	1/29/14	337	—	23,945
Hang Seng Index	Citibank N.A.	Call	HKD	25,846.70	1/30/14	8,249	—	1,071
Nidec Corp.	Bank of America N.A.	Call	JPY	0.35	9/18/15	700,000,000	—	978,139
Nidec Corp.	Credit Suisse International	Call	JPY	0.25	9/18/15	200,000,000	—	276,215
Billion Express Investments Ltd.	BNP Paribas S.A.	Call	USD	1.70	10/18/15	15,000,000	—	786,255
Billion Express Investments Ltd.	Goldman Sachs International	Call	USD	1.75	10/18/15	10,000,000	—	533,990
Epistar Corp. Convertible Bond	Citibank N.A.	Call	USD	2.35	8/07/16	10,000,000	—	1,549,490
Advanced Semiconductor Engineering, Inc.	Citibank N.A.	Call	USD	1.85	9/05/16	5,000,000	—	656,440
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.20	12/19/16	400,000,000	—	211,304
Kawasaki Kisen Kaisha Ltd.	Bank of America N.A.	Call	JPY	2.65	9/26/18	150,000,000	—	339,270
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.38	12/19/19	570,000,000	—	517,222

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC options purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Morgan Stanley Capital Services LLC	Put	TRY	1.99	1/03/14	—	USD	51,750	$5
AUD Currency	UBS AG	Put	CAD	0.97	1/13/14	—	AUD	17,900	282,996
AUD Currency	UBS AG	Put	CAD	0.94	1/13/14	—	AUD	17,900	37,831
AUD Currency	Deutsche Bank AG	Put	USD	0.93	1/17/14	—	AUD	100,625	3,991,487
AUD Currency	Royal Bank of Scotland PLC	Put	USD	0.93	1/17/14	—	AUD	123,940	4,916,322
EUR Currency	Deutsche Bank AG	Put	GBP	0.84	1/17/14	—	EUR	18,520	185,289
EUR Currency	Royal Bank of Scotland PLC	Put	GBP	0.84	1/17/14	—	EUR	18,390	183,989
AUD Currency	Royal Bank of Scotland PLC	Put	CAD	0.97	1/21/14	—	AUD	18,465	387,873
USD Currency	Morgan Stanley Capital Services LLC	Put	TRY	1.98	1/21/14	—	USD	51,750	3,281
EUR Currency	UBS AG	Put	USD	1.36	1/29/14	—	EUR	38,630	203,061
AUD Currency	Deutsche Bank AG	Put	USD	0.89	2/07/14	—	AUD	346,375	4,450,066
EUR Currency	HSBC Bank USA N.A.	Put	USD	1.30	5/23/14	—	EUR	18,895	121,849
EUR Currency	Barclays Bank PLC	Put	USD	1.30	6/06/14	—	EUR	19,115	139,732
EUR Currency	Citibank N.A.	Put	USD	1.30	6/06/14	—	EUR	19,015	139,001
Total									$24,142,415

•	OTC credit default swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	350.00%	Receive	iTraxx Crossover Series 20 Version 1	1/15/14	EUR	30,600	$9,072

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	4.50%	Receive	6-month Australian BBR	2/26/14	AUD	154,445	$878,418
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.58%	Receive	3-month LIBOR	2/27/14	USD	151,120	280,464
30-Year Interest Rate Swap	Credit Suisse International	Call	3.58%	Receive	3-month LIBOR	2/27/14	USD	146,800	272,446
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.58%	Receive	3-month LIBOR	2/27/14	USD	133,800	248,319
10-Year Interest Rate Swap	Citibank N.A.	Put	0.90%	Pay	6-month LIBOR	1/16/14	JPY	2,300,520	124,310
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/05/14	JPY	32,471,000	2,536,228
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/06/14	JPY	16,240,000	1,274,958
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.10%	Pay	6-month JPY LIBOR	6/09/14	JPY	33,769,000	2,691,483
Total									$8,306,626

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Micron Technology, Inc.	Call	USD	25.00	1/18/14	14,000	$(336,000)
SPDR S&P 500 ETF Trust	Call	USD	184.00	1/18/14	10,743	(2,470,890)
SPDR S&P 500 ETF Trust	Call	USD	183.00	1/18/14	10,743	(3,201,414)
Tesla Motors, Inc.	Call	USD	155.00	1/18/14	304	(130,720)
Yahoo!, Inc.	Call	USD	42.00	1/18/14	2,680	(75,040)
MGM Resorts International	Call	USD	25.00	2/22/14	6,700	(428,800)
Euro Dollar 2-Year Mid-Curve	Call	USD	98.63	6/13/14	1,802	(518,075)
SPDR S&P 500 ETF Trust	Put	USD	174.00	1/03/14	1,000	(4,000)
SPDR S&P 500 ETF Trust	Put	USD	183.00	1/03/14	3,756	(63,852)
Consumer Staples Select Sector SPDR Fund	Put	USD	38.00	1/18/14	2,500	(6,250)
SPDR S&P 500 ETF Trust	Put	USD	162.00	1/18/14	1,000	(8,000)
Euro Dollar 2-Year Mid-Curve	Put	USD	98.25	3/14/14	5,046	(819,975)
Euro Dollar 3-Year Mid-Curve	Put	USD	97.13	3/14/14	571	(142,750)
Euro Dollar 1-Year Mid-Curve	Put	USD	98.00	6/13/14	3,605	(67,594)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.88	6/13/14	457	(254,206)
Total						$(8,527,566)

•	OTC options written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Morgan Stanley Capital Services LLC	Call	TRY	2.10	1/03/14	—	USD	51,750	$(1,280,828)
Nikkei 225 Index	Citibank N.A.	Call	JPY	16,500.00	1/10/14	167,755		—	(191,156)
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	17,000.00	1/10/14	163,500		—	(29,498)
USD Currency	Morgan Stanley Capital Services LLC	Call	TRY	2.15	1/21/14	—	USD	51,750	(897,629)
AUD Currency	HSBC Bank USA N.A.	Put	CAD	0.97	1/13/14	—	AUD	17,900	(282,996)
AUD Currency	UBS AG	Put	CAD	0.94	1/13/14	—	AUD	17,900	(37,831)
AUD Currency	Deutsche Bank AG	Put	USD	0.93	1/17/14	—	AUD	100,625	(3,991,487)
AUD Currency	Deutsche Bank AG	Put	USD	0.93	1/17/14	—	AUD	123,940	(4,916,322)
EUR Currency	JPMorgan Chase Bank N.A.	Put	GBP	0.84	1/17/14	—	EUR	36,910	(369,278)
AUD Currency	HSBC Bank USA N.A.	Put	CAD	0.97	1/21/14	—	AUD	17,900	(376,572)
AUD Currency	Citibank N.A.	Put	USD	0.85	2/07/14	—	AUD	115,850	(168,518)
AUD Currency	Deutsche Bank AG	Put	USD	0.85	2/07/14	—	AUD	114,675	(166,808)
AUD Currency	Deutsche Bank AG	Put	USD	0.85	2/07/14	—	AUD	115,850	(168,518)
Total									$(12,877,441)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	450.00%	Pay	iTraxx Crossover Series 20 Version 1	BB-	1/15/14	EUR	30,600	$(72)

[1]	Using “S&P’s” rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month LIBOR	1/16/14	JPY	2,300,520	$(22,448)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	32,471,000	(1,004,655)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	16,240,000	(502,313)
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.40%	Receive	6-month JPY LIBOR	6/09/14	JPY	33,769,000	(1,081,339)
Total									$(2,610,755)

•	Centrally cleared credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	150,000	$(2,089,530)
iTraxx Europe Crossover Series 20 Version 1	5.00%	InterContinental Exchange	12/20/18	EUR	41,700	(658,284)
iTraxx Europe Series 20 Version 1	1.00%	InterContinental Exchange	12/20/18	EUR	234,939	1,937,037
Total						$(810,777)

•	Centrally cleared credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD	140,375	$3,403,426

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	53,840	$266,670
4.34%[2]	3-month LIBOR	Chicago Mercantile	8/30/18[3]	8/30/23	USD	458,135	(3,695,375)
2.82%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/23	USD	34,535	615,042
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/25/23	JPY	13,267,650	1,158,486
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/28/23	JPY	14,473,805	1,632,747
Total							$(22,430)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	19,150	$250,995	$827,499	$(576,504)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	10,000	(135,208)	(90,109)	(45,099)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,700	40,099	103,913	(63,814)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	2,150	50,714	131,420	(80,706)
AK Steel Corp.	5.00%	Goldman Sachs International	12/20/15	USD	4,790	(152,066)	48,016	(200,082)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	13,449	101,650	(88,201)
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	1,600	(15,271)	218,090	(233,361)
iTraxx Asia.XJ.IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(44,162)	226,713	(270,875)
Republic of Ireland	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,000	(38,180)	540,873	(579,053)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(115,251)	(23,831)	(91,420)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(131,198)	(119,317)	(11,881)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(131,198)	(119,317)	(11,881)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	720	(124,293)	(115,359)	(8,934)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	32,061	170,060	(137,999)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(26,363)	363,425	(389,788)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(65,909)	924,530	(990,439)
Banco de Sabadell SA	5.00%	BNP Paribas S.A.	6/20/17	EUR	1,105	(180,383)	37,440	(217,823)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	1,105	(112,390)	(10,727)	(101,663)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	820	(83,402)	(6,414)	(76,988)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,450	396,271	1,494,061	(1,097,790)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(1,870,326)	(672)	(1,869,654)
People’s Republic of China	1.00%	Deutsche Bank AG	6/20/17	USD	7,225	(136,192)	80,691	(216,883)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(272,280)	(25,731)	(246,549)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,890	(401,089)	275,622	(676,711)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank N.A.	9/20/17	EUR	2,110	(222,351)	89,632	(311,983)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/17	EUR	1,800	(30,993)	137,961	(168,954)
Henkel AG & Co. KGaA	1.00%	Credit Suisse International	12/20/17	EUR	1,000	(40,802)	(17,309)	(23,493)
Diageo PLC	1.00%	Deutsche Bank AG	12/20/17	EUR	1,250	(49,673)	(20,379)	(29,294)
Clariant AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	3,140	(54,113)	209,327	(263,440)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(153,458)	(68,637)	(84,821)
iTraxx Asia.XJ.IG Series 18 Version 1	1.00%	Barclays Bank PLC	12/20/17	USD	10,000	(31,412)	61,363	(92,775)
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(287,275)	(97,479)	(189,796)
iTraxx Asia.XJ.IG Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	USD	10,000	(31,412)	59,486	(90,898)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	280	(39,235)	(21,215)	(18,020)
Banco de Sabadell SA	5.00%	Barclays Bank PLC	3/20/18	EUR	930	(170,847)	(37,240)	(133,607)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	4,800	(94,671)	(2,306)	(92,365)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,900	(37,474)	(1,831)	(35,643)
Finmeccanica SpA	5.00%	Credit Suisse International	3/20/18	EUR	100	(13,951)	(6,557)	(7,394)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	2,000	(1,853)	87,335	(89,188)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(148,124)	126,560	(274,684)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	1,200	(1,171)	37,417	(38,588)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	166,796	468,321	(301,525)
Republic of Korea	1.00%	Citibank N.A.	3/20/18	USD	10,000	(217,607)	(133,995)	(83,612)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,400	$(1,366)	$43,653	$(45,019)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	6,680	(127,001)	163,531	(290,532)
Deutsche Telekom SA	1.00%	Barclays Bank PLC	6/20/18	EUR	430	(13,199)	(2,840)	(10,359)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	1,850	(35,173)	91,163	(126,336)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(788,352)	1,463,764	(2,252,116)
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	2,030	(28,117)	42,599	(70,716)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	1,990	(37,834)	100,056	(137,890)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	380	(52,469)	(23,891)	(28,578)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Goldman Sachs International	6/20/18	EUR	1,090	(123,603)	(5,295)	(118,308)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(239,436)	(83,435)	(156,001)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(249,143)	(81,377)	(167,766)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	67,196	120,024	(52,828)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	72,725	147,120	(74,395)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	72,770	113,025	(40,255)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(2,071)	13	(2,084)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(2,071)	72	(2,143)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	50	(1,035)	64	(1,099)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,890	(372,725)	97,961	(470,686)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	3,890	(501,696)	131,857	(633,553)
Pernod Ricard SA	1.00%	JPMorgan Chase Bank N.A.	9/20/18	EUR	100	(2,071)	997	(3,068)
iTraxx Sub Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,270	(175,921)	277,644	(453,565)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	12/20/18	EUR	1,330	(156,081)	(95,444)	(60,637)
iTraxx Sub Financials Series 20 Version 1	1.00%	Deutsche Bank AG	12/20/18	EUR	20,040	(173,925)	275,287	(449,212)
People’s Republic of China	1.00%	Bank of America N.A.	12/20/18	USD	20,000	(254,604)	(139,661)	(114,943)
Western Union Co.	1.00%	Credit Suisse International	12/20/18	USD	4,033	71,654	79,973	(8,319)
People’s Republic of China	1.00%	Deutsche Bank AG	12/20/18	USD	8,800	(112,026)	(38,943)	(73,083)
People’s Republic of China	1.00%	Deutsche Bank AG	12/20/18	USD	5,600	(71,289)	(28,751)	(42,538)
People’s Republic of China	1.00%	Deutsche Bank AG	12/20/18	USD	2,800	(35,645)	(11,725)	(23,920)
People’s Republic of China	1.00%	Deutsche Bank AG	12/20/18	USD	2,800	(35,645)	(11,725)	(23,920)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	5,000	(407,868)	(38,177)	(369,691)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	3/20/23	USD	10,000	(83,373)	17,100	(100,473)
ABX.HE.AAA Series 6-2	0.11%	Credit Suisse International	5/25/46	USD	19,785	4,904,120	5,281,994	(377,874)
CMBX.NA Series 4 AAA	0.35%	Deutsche Bank AG	2/17/51	USD	16,752	259,422	989,972	(730,550)
CMBX.NA Series 6 AAA	0.50%	Credit Suisse International	5/11/63	USD	3,727	94,033	124,600	(30,567)
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley Capital Services LLC	5/11/63	USD	10,257	258,643	382,876	(124,233)
Total						$(2,994,374)	$15,287,061	$(18,281,435)

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/14	CCC	EUR	2,960	$(239,751)	$(541,865)	$302,114
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	(80,544)	(168,991)	88,447
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	(11,094)	(38,466)	27,372
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	(63,587)	(74,339)	10,752

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AK Steel Corp.	5.00%	Goldman Sachs International	12/20/16	B-	USD	4,790	$40,269	$(303,367)	$343,636
Republic of Italy	1.00%	Citibank N.A.	12/20/16	BBB	USD	1,600	(6,573)	(150,125)	143,552
Republic of Italy	1.00%	Goldman Sachs Bank USA	12/20/16	BBB	USD	4,000	(16,432)	(373,701)	357,269
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	1,870,326	61,531	1,808,795
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	6/20/17	B-	EUR	1,750	262,810	(103,509)	366,319
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	540	64,689	(41,688)	106,377
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	820	98,232	(65,050)	163,282
E.ON AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	1,600	45,378	16,387	28,991
Imperial Tobacco Group PLC	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	2,400	69,250	13,736	55,514
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	12/20/17	B-	EUR	920	140,659	32,759	107,900
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	12/20/17	B-	EUR	425	65,018	11,813	53,205
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	2,300	(101,354)	(203,248)	101,894
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	1,100	(48,473)	(99,753)	51,280
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	1,040	(45,830)	(94,312)	48,482
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	830	92,173	8,431	83,742
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	880	97,726	9,338	88,388
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/18	BB	EUR	2,000	388,997	203,962	185,035
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	6,750	(86,105)	(353,369)	267,264
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	105	(1,935)	(7,122)	5,187
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	1,000	200,520	41,236	159,284
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	990	198,514	52,289	146,225
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	990	198,514	52,289	146,225
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	3/20/18	B-	EUR	960	147,645	34,862	112,783
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	3/20/18	B-	EUR	1,010	155,335	41,465	113,870
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	4,800	165,782	8,821	156,961
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,900	65,622	2,865	62,757
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,950	(99,592)	(142,755)	43,163
Allianz SE	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA	EUR	4,220	166,209	(9,930)	176,139
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	6,680	115,351	(152,848)	268,199
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	1,850	31,946	(90,235)	122,181
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	1,990	34,364	(96,564)	130,928
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,900	34,056	(5,724)	39,780
France Telecom SA	1.00%	Barclays Bank PLC	6/20/18	BBB+	EUR	430	9,022	(3,569)	12,591
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	7,120	98,618	(141,854)	240,472
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	3,434	47,564	(80,427)	127,991
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,515	20,984	(56,534)	77,518
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	8,180	113,299	(169,848)	283,147
iTraxx Sub Financials Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A	EUR	19,400	268,704	(508,223)	776,927

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Muenchener Rueckversi- cherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	Not Rated	EUR	4,220	$166,170	$33,879	$132,291
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	4,060	79,129	43,655	35,474
Schaeffler Finance BV	5.00%	Barclays Bank PLC	6/20/18	B+	EUR	1,000	204,017	122,020	81,997
Solvay SA	1.00%	Credit Suisse International	6/20/18	BBB+	EUR	2,270	56,141	2,199	53,942
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	6/20/18	B-	EUR	1,000	152,353	55,926	96,427
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	2,280	327,248	199,016	128,232
Telecom Italia SpA	1.00%	Bank of America N.A.	6/20/18	BB+	EUR	2,180	(131,255)	(245,829)	114,574
Telecom Italia SpA	1.00%	Barclays Bank PLC	6/20/18	BB+	EUR	1,085	(65,327)	(133,583)	68,256
Telecom Italia SpA	1.00%	Goldman Sachs International	6/20/18	BB+	EUR	1,095	(65,928)	(118,347)	52,419
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	4,070	94,936	49,913	45,023
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	(60,437)	(72,257)	11,820
Vinci SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	2,270	52,485	3,481	49,004
General Electric Capital Corp.	1.00%	Deutsche Bank AG	9/20/18	AA+	USD	18,125	320,883	(144,567)	465,450
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	9/20/18	A-	USD	14,565	106,598	(275,272)	381,870
Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	9/20/18	A-	USD	8,785	64,296	(131,916)	196,212
Noble Holdings International Ltd.	1.00%	Bank of America N.A.	9/20/18	BBB+	USD	4,727	8,702	(113,755)	122,457
RWE AG	1.00%	Bank of America N.A.	9/20/18	BBB+	EUR	100	1,721	279	1,442
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	1,720	(591)	2,311
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	1,721	279	1,442
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	50	860	52	808
Telecom Italia SpA	1.00%	Goldman Sachs International	9/20/18	BB+	EUR	3,050	(213,081)	(431,269)	218,188
ThyssenKrupp AG	1.00%	Bank of America N.A.	9/20/18	BB	EUR	567	(39,554)	(62,191)	22,637
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	B	USD	5,000	(6,120)	(183,790)	177,670
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	B	USD	2,865	(3,507)	(91,719)	88,212
Anadarko Petroleum Corp.	1.00%	BNP Paribas S.A.	12/20/18	BBB-	USD	9,605	33,722	(109,813)	143,535
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	800	71,536	(11,679)	83,215
Barrick Gold Corp.	1.00%	Citibank N.A.	12/20/18	BBB	USD	9,980	(409,534)	(573,559)	164,025
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	4,630	24,799	14,699	10,100
Boyd Gaming Corp.	5.00%	Goldman Sachs International	12/20/18	Not Rated	USD	2,875	113,102	(72,960)	186,062
CDX.EM Series 20 Version 1	5.00%	Bank of America N.A.	12/20/18	BB+	USD	5,111	527,674	518,738	8,936
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	9,812	1,013,019	976,379	36,640
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	8,995	928,670	895,081	33,589
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	5,112	527,777	525,907	1,870
CNH Industrial NV	5.00%	Bank of America N.A.	12/20/18	BB+	EUR	29	6,073	5,514	559
CNH Industrial NV	5.00%	Bank of America N.A.	12/20/18	BB+	EUR	29	6,074	5,526	548
CNH Industrial NV	5.00%	Citibank N.A.	12/20/18	BB+	EUR	16	3,351	3,142	209
CNH Industrial NV	5.00%	Credit Suisse International	12/20/18	BB+	EUR	29	6,074	5,529	545
CNH Industrial NV	5.00%	Credit Suisse International	12/20/18	BB+	EUR	12	2,514	2,341	173
CNH Industrial NV	5.00%	Deutsche Bank AG	12/20/18	BB+	EUR	29	6,073	5,527	546
Fiat Industrial Finance Europe SA	5.00%	Barclays Bank PLC	12/20/18	BB+	EUR	20	4,189	3,796	393
Fiat Industrial Finance 54Europe SA	5.00%	Credit Suisse International	12/20/18	BB+	EUR	11	2,304	2,093	211

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Fiat Industrial Finance Europe SA	5.00%	Credit Suisse International	12/20/18	BB+	EUR	10	$2,094	$1,905	$189
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	12/20/18	A-	USD	19,210	108,748	25,126	83,622
Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	12/20/18	A-	USD	47,745	270,284	(407,172)	677,456
Goldman Sachs Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	A-	USD	14,340	81,179	(88,054)	169,233
K. Hovnanian Enterprises, Inc.	5.00%	Credit Suisse International	12/20/18	CCC	USD	2,500	138,627	(63,482)	202,109
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	5,000	277,255	(113,904)	391,159
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	2,500	138,628	(68,125)	206,753
Noble Corp.	1.00%	Credit Suisse International	12/20/18	BBB+	USD	10,460	(14,474)	(217,822)	203,348
Noble Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	BBB+	USD	5,000	(6,919)	(104,301)	97,382
Noble Group Ltd.	1.00%	Bank of America N.A.	12/20/18	BBB+	USD	8,660	(11,982)	(82,104)	70,122
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC	EUR	610	(352,737)	(314,120)	(38,617)
Talisman Energy, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	BBB	USD	13,400	(91,183)	(200,373)	109,190
Time Warner Cable	1.00%	Citibank N.A.	12/20/18	BBB	USD	10,525	(345,056)	(544,833)	199,777
Time Warner Cable	1.00%	JPMorgan Chase Bank N.A.	12/20/18	BBB	USD	10,475	(343,417)	(561,757)	218,340
Time Warner Cable	1.00%	JPMorgan Chase Bank N.A.	12/20/18	BBB	USD	7,190	(235,720)	(404,186)	168,466
Toll Brothers, Inc.	1.00%	Bank of America N.A.	12/20/18	BB+	USD	9,566	(199,825)	(413,970)	214,145
UniCredit SpA	5.00%	Credit Suisse International	12/20/18	BB+	EUR	15	3,142	2,854	288
UniCredit SpA	3.00%	Deutsche Bank AG	12/20/18	BBB	EUR	1,330	138,619	53,276	85,343
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(272,136)	(335,257)	63,121
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(293,847)	(382,299)	88,452
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(293,550)	(354,868)	61,318
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,925	(131,745)	(283,523)	151,778
Total							$6,993,479	$(7,640,747)	$14,634,226

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.43%[1]	1-day Overnight Brazil Interbank Deposit Rate	Barclays Bank PLC	1/04/16	BRL	259,451	$(199,572)	$(22,099)	$(177,473)
11.41%[1]	1-day Overnight Brazil Interbank Deposit Rate	Credit Suisse International	1/04/16	BRL	75,756	(82,879)	—	(82,879)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(274,976)	—	(274,976)
6.36%[1]	28-day Mexican Interbank Rate	Deutsche Bank AG	10/18/23	MXN	252,950	(701,098)	(1,408)	(699,690)
6.75%[1]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	10/26/23	MXN	93,145	(46,373)	(584)	(45,789)
6.83%[1]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	11/03/23	MXN	523,020	1,710	—	1,710
5.41%[2]	6-month BUBOR	Goldman Sachs International	12/16/23	HUF	12,002,550	(831,353)	—	(831,353)
Total						$(2,134,541)	$(24,091)	$(2,110,450)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA	3-month EURIBOR minus 0.25%	JPMorgan Chase Bank N.A.	11/08/14	EUR	6,557		$(397,163)	—	$(397,163)
Repsol SA	3-month EURIBOR minus 0.50%	Citibank N.A.	11/12/14	EUR	275		(28,933)	—	(28,933)
iShares U.S. Real Estate ETF	3-month LIBOR	Bank of America N.A.	12/10/14	USD	100	[3]	75	—	75
iShares U.S. Real Estate ETF	3-month LIBOR minus 0.50%	JPMorgan Chase Bank N.A.	12/12/14	USD	160		(174,316)	—	(174,316)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	24,625		25,736	$3,852	21,884
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	11,700		(12,227)	(78,893)	66,666
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	25,068		(91,540)	(203,277)	111,737
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	23,734		(24,805)	(142,925)	118,120
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	35,768		(37,381)	(213,677)	176,296
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	34,877		36,450	(366,797)	403,247
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	23,233		24,281	(306,885)	331,166
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	23,233		24,280	(251,597)	275,877
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	11,644		12,169	(153,811)	165,980
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/43	USD	4,674		4,384	(17,643)	22,027
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/43	USD	9,074		8,512	(25,515)	34,027
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	22,822		21,407	(78,439)	99,846
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	21,722		(20,376)	43,413	(63,789)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of December 31, 2013 were as follows: (concluded)

Reference Entity	Fixed Rate(Amount)/ Floating Rate		Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/43	USD	10,815	$10,145	$(49,891)	$60,036
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/43	USD	5,408	5,072	(20,321)	25,393
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/43	USD	4,766	4,470	(17,989)	22,459
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Deutsche Bank AG	1/12/43	USD	22,822	(21,407)	85,760	(107,167)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Goldman Sachs Bank USA	1/12/43	USD	13,015	(12,208)	49,132	(61,340)
Total							$(643,375)	$(1,745,503)	$1,102,128

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

[3]	Contract amount shown.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$814,008,224	$544,025,237	$1,358,033,461
Common Stocks	$26,938,470	7,990,051	—	34,928,521
Corporate Bonds	—	2,215,682,011	49,988,714	2,265,670,725
Floating Rate Loan Interests	—	139,086,073	16,926,346	156,012,419
Foreign Agency Obligations	—	109,538,193	—	109,538,193
Foreign Government Obligations	—	791,508,473	—	791,508,473
Investment Companies	255,420,000	—	—	255,420,000
Non-Agency Mortgage-Backed Securities	—	1,152,598,667	235,031,974	1,387,630,641
Preferred Securities	70,158,835	108,991,801	—	179,150,636
Taxable Municipal Bonds	—	536,196,423	—	536,196,423
U.S. Government Sponsored Agency Securities	—	2,640,225,797	—	2,640,225,797
U.S. Treasury Obligations	—	677,097,465	—	677,097,465
Warrants	—	—	135,410	135,410
Short-Term Securities:
Borrowed Bond Agreements	—	1,522,891,127	—	1,522,891,127
Money Market Funds	2,613,616,687	—	—	2,613,616,687
Options Purchased:
Credit Contracts	—	9,072	—	9,072
Equity Contracts	35,356,638	9,099,633	—	44,456,271
Foreign Currency Exchange Contracts	—	15,042,782	—	15,042,782
Interest Rate Contracts	5,054,762	8,306,626	—	13,361,388
Liabilities:
Investments:
Investments Sold Short	—	(162,773,632)	—	(162,773,632)
TBA Sale Commitments	—	(1,965,740,090)	—	(1,965,740,090)
Borrowed Bonds	—	(1,500,318,989)	—	(1,500,318,989)
Total	$3,006,545,392	$7,119,439,707	$846,107,681	$10,972,092,780

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$20,013,306	—	$20,013,306
Equity contracts	$6,178,047	75	—	6,178,122
Foreign currency exchange contracts	—	3,691,961	—	3,691,961
Interest rate contracts	34,381,312	5,609,416	—	39,990,728
Liabilities:			—
Credit contracts	—	(21,067,938)	—	(21,067,938)
Equity contracts	(6,832,525)	(821,066)	—	(7,653,591)
Foreign currency exchange contracts	(44,738)	(39,767,350)	—	(39,812,088)
Interest rate contracts	(2,219,389)	(8,650,586)	—	(10,869,975)
Total	$31,462,707	$(40,992,182)	—	$(9,529,475)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	59

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

•

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$12,434,765	—	—	$12,434,765
Cash pledged for financial futures contracts	66,861,000	—	—	66,861,000
Cash pledged as collateral for borrowed bond agreements	—	$4,027,559	—	4,027,559
Cash pledged as collateral for OTC derivatives	12,902,700	—	—	12,902,700
Liabilities:
Reverse repurchase agreements	—	(1,395,113)	—	(1,395,113)
Bank overdraft	—	(8,456,058)	—	(8,456,058)
Cash received as collateral for OTC derivatives	—	(5,707,000)	—	(5,707,000)
Total	$92,198,465	$(11,530,612)	—	$80,667,853

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Warrants	Total
Assets:
Opening Balance, as of December 31, 2012	$25,798,649	$137,623,895	$32,329,000	$14,358,118	$69,654,667	—	$279,764,329
Transfers into Level 3	—	—	2,985,000	—	—	—	2,985,000
Transfers out of Level 3	(20,639,447)	—	—	(3,690,071)	(35,880,911)	—	(60,210,429)
Other[2]	124,309,306	(137,623,895)	—	—	13,314,589	—	—
Accrued discounts/premiums	884,902	—	17,942	17,580	51,089	—	971,513
Net realized gain (loss)	3,967,680	—	3,748	80,566	785,317	—	4,837,311
Net change in unrealized appreciation/ depreciation[3]	(3,175,769)	—	(1,117,476)	(356,688)	(511,791)	$(23,563)	(5,185,287)
Purchases	531,457,089	—	39,174,488	11,775,426	204,616,926	158,973	787,182,902
Sales	(118,577,173)	—	(23,403,988)	(5,258,585)	(16,997,912)	—	(164,237,658)
Closing Balance, as of December 31, 2013	$544,025,237	—	$49,988,714	$16,926,346	$235,031,974	$135,410	$846,107,681

[2]	Certain Level 3 investments were re-classified between Asset-Backed Securities, Collateralized Debt Obligations and Non-Agency Mortgage-Backed Securities.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(3,381,084).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	DECEMBER 31, 2013

Statements of Assets and Liabilities

December 31, 2013	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$88,202,339	$129,084,884	$11,731,888,804
Investments at value — affiliated[3]	4,758,805	8,157,106	2,869,036,687
Cash	—	83,698	—
Cash pledged as collateral for borrowed bond agreements	—	—	4,027,559
Cash pledged for financial futures contracts	115,000	605,000	66,861,000
Cash pledged as collateral for OTC derivatives	—	—	12,902,700
Foreign currency at value[4]	10,924,830	1,443,994	12,434,765
Variation margin receivable on financial futures contracts	20,496	19,665	3,458,261
Investments sold receivable	—	89,566	178,001,483
Options written receivable	—	—	116,301
TBA sale commitments receivable	—	—	1,977,501,396
Swap premiums paid	—	10,066	21,098,823
Unrealized appreciation on foreign currency exchange contracts	799,737	1,055,847	3,691,961
Unrealized appreciation on OTC swaps	—	1,891	16,609,389
Capital shares sold receivable	180,746	248,907	59,639,962
Interest receivable	1,709,231	1,388,768	66,238,707
Receivable from Manager	11,754	113	495,381
Dividends receivable — unaffiliated	—	—	1,522,101
Dividends receivable — affiliated	857	326	—
Prepaid expenses	43,509	36,035	372,079

Total assets	106,767,304	142,225,866	17,025,897,359

Liabilities
Bank overdraft	—	—	8,456,058
Options written at value[5]	—	236,914	24,015,834
Investments sold short at value[6]	—	—	162,773,632
Borrowed bonds at value[7]	—	—	1,500,318,989
TBA sale commitments at value[8]	—	—	1,965,740,090
Reverse repurchase agreements	—	—	1,395,113
Cash received as collateral for OTC derivatives	—	100,000	5,707,000
Variation margin payable on financial futures contracts	17,344	15,689	499,217
Variation margin payable on centrally cleared swaps	—	—	2,656,671
Investments purchased payable	—	—	1,961,393,278
Swap premiums received	—	—	15,222,103
Unrealized depreciation on foreign currency exchange contracts	1,036,206	1,298,033	27,155,301
Unrealized depreciation on OTC swaps	—	41,810	21,264,920
Interest expense payable	—	—	14,095,327
Income dividends payable	163,601	109,314	4,786,639
Capital shares redeemed payable	392,100	544,571	22,728,526
Service and distribution fees payable	13,091	16,405	1,305,183
Investment advisory fees payable	21,173	68,572	4,210,343
Other affiliates payable	2,912	17,088	513,690
Officer’s and Trustees’ fees payable	3,810	4,139	31,559
Other accrued expenses payable	134,862	139,350	2,681,313

Total liabilities	1,785,099	2,591,885	5,746,950,786

Net Assets	$104,982,205	$139,633,981	$11,278,946,573

Net Assets Consist of
Paid-in capital	$119,838,411	$166,262,332	$11,149,852,065
Distributions in excess of net investment income	(2,041,939)	(2,985,339)	(4,538,443)
Accumulated net realized loss	(5,600,177)	(21,062,122)	(11,939,669)
Net unrealized appreciation/depreciation	(7,214,090)	(2,580,890)	145,572,620

Net Assets	$104,982,205	$139,633,981	$11,278,946,573

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$94,989,705	$131,551,790	$11,611,674,827
[3] Investments at cost — affiliated	$4,758,805	$8,157,106	$2,866,348,199
[4] Foreign currency at cost	$11,095,132	$1,437,785	$12,465,079
[5] Premiums received	—	$266,570	$16,881,270
[6] Proceeds from investments sold short	—	—	$163,059,652
[7] Proceeds received from borrowed bond agreements	—	—	$1,503,311,841
[8] Proceeds from TBA sale commitments	—	—	$1,977,501,396

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	61

Statements of Assets and Liabilities (concluded)

December 31, 2013	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Asset Value
BlackRock
Net assets	$11,164,695	$14,792,013	—

Shares outstanding[9]	1,221,658	1,560,034	—

Net asset value	$9.14	$9.48	—

Institutional
Net assets	$64,635,656	$76,512,540	$7,294,601,271

Shares outstanding[9]	7,072,039	8,075,417	717,478,593

Net asset value	$9.14	$9.47	$10.17

Service
Net assets	—	$10,834,067	—

Shares outstanding[9]	—	1,141,494	—

Net asset value	—	$9.49	—

Investor A
Net assets	$19,581,694	$29,036,850	$3,186,805,766

Shares outstanding[9]	2,143,816	3,059,583	313,445,632

Net asset value	$9.13	$9.49	$10.17

Investor C
Net assets	$9,600,160	$8,458,511	$797,539,536

Shares outstanding[9]	1,050,899	892,251	78,513,810

Net asset value	$9.14	$9.48	$10.16

[9]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$6,425,194	$5,152,464	$225,120,006
Dividends — unaffiliated	—	—	6,982,698
Dividends — affiliated	8,949	2,545	8,513,764
Other income	—	—	89,700

Total income	6,434,143	5,155,009	240,706,168

Expenses
Investment advisory	724,524	955,172	32,357,462
Service and distribution — class specific	203,504	227,365	11,250,493
Professional	106,528	68,058	211,251
Administration	90,565	130,251	3,925,128
Transfer agent — class specific	128,577	278,513	5,988,155
Registration	69,799	67,470	1,116,707
Administration — class specific	30,116	43,497	754,033
Custodian	124,165	27,484	880,666
Officer and Trustees	19,652	20,342	121,894
Printing	12,893	10,487	122,062
Miscellaneous	15,007	29,012	289,996
Recoupment of past waived fees	1,729	502	470
Recoupment of past waived fees — class specific	10,572	3,791	620,982

Total expenses excluding interest expense	1,537,631	1,861,944	57,639,299
Interest expense[2]	—	—	15,309,812

Total expenses	1,537,631	1,861,944	72,949,111
Less administration fees waived — class specific	(11,112)	(26,973)	(386,834)
Less transfer agent fees waived — class specific	(1,542)	(1,679)	(16,869)
Less transfer agent fees reimbursed — class specific	(40,779)	(36,099)	(741,848)
Less fees waived by Manager	(150,198)	(2,957)	(581,376)

Total expenses after fees waived, reimbursed and paid indirectly	1,334,000	1,794,236	71,222,184

Net investment income	5,100,143	3,360,773	169,483,984

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(13,245,926)	7,742,153	(27,680,807)
Investments — affiliated	—	—	154,700
Options written	—	113,348	8,306,286
Financial futures contracts	549,109	742,478	18,168,117
Swaps	(132,162)	72,676	47,572,410
Foreign currency transactions	1,614,809	(11,793,589)	(27,473,948)
Borrowed bonds	—	—	(1,801,443)

	(11,214,170)	(3,122,934)	17,245,315

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(8,912,962)	(12,762,453)	17,340,654
Investments — affiliated	—	—	(1,133,298)
Options written	—	(209,658)	(2,047,656)
Financial futures contracts	98,591	118,293	38,991,994
Swaps	—	(86,952)	3,933,252
Foreign currency translations	(685,204)	4,976,095	(19,434,620)
Short sales	—	—	286,020
Borrowed bonds	—	—	14,993,533

	(9,499,575)	(7,964,675)	52,929,879

Total realized and unrealized loss	(20,713,745)	(11,087,609)	70,175,194

Net Decrease in Net Assets Resulting from Operations	$(15,613,602)	$(7,726,836)	$239,659,178

[1]	Consolidated Statement of Operations.
[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	63

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$5,100,143	$2,723,878
Net realized gain (loss)	(11,214,170)	9,915,522
Net change in unrealized appreciation/depreciation	(9,499,575)	447,921

Net increase (decrease) in net assets resulting from operations	(15,613,602)	13,087,321

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	(152,803)	(1,673,426)
Institutional	(439,257)	(560,660)
Investor A	(223,749)	(1,087,708)
Investor C	(70,637)	(498,006)
Net realized gain:
BlackRock	(1,416)	(3,407,570)
Institutional	(8,029)	(1,529,833)
Investor A	(3,845)	(2,762,555)
Investor C	(1,447)	(1,352,952)
Return of capital:
BlackRock	(720,529)	—
Institutional	(2,071,287)	—
Investor A	(1,055,073)	—
Investor C	(333,084)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(5,081,156)	(12,872,710)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	36,722,161	29,225,094

Net Assets
Total increase in net assets	16,027,403	29,439,705
Beginning of year	88,954,802	59,515,097

End of year	$104,982,205	$88,954,802

Distributions in excess of net investment income, end of year	$(2,041,939)	$(748,591)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	DECEMBER 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$3,360,773	$5,015,326	$169,483,984	$104,307,041
Net realized gain (loss)	(3,122,934)	3,703,222	17,245,315	34,554,096
Net change in unrealized appreciation/depreciation	(7,964,675)	(2,115,179)	52,929,879	142,476,259

Net increase (decrease) in net assets resulting from operations	(7,726,836)	6,603,369	239,659,178	281,337,396

Dividends and Distributions to Shareholders From[2]
Net investment income:
BlackRock	—	(1,009,071)	—	—
Institutional	—	(7,850,577)	(97,967,777)	(54,111,457)
Service	—	(790,509)	—	—
Investor A	—	(2,559,492)	(41,522,706)	(27,855,476)
Investor B	—	(25,588)	—	—
Investor C	—	(694,493)	(9,081,493)	(10,428,657)
Distributions in excess of net investment income:[3]
BlackRock	(325,884)	—	—	—
Institutional	(2,087,320)	—	—	—
Service	(216,374)	—	—	—
Investor A	(633,317)	—	—	—
Investor B	(1,284)	—	—	—
Investor C	(101,299)	—	—	—
Net realized gain:
Institutional	—	—	(7,334,887)	—
Investor A	—	—	(3,108,822)	—
Investor C	—	—	(679,935)	—
Return of capital:
Institutional	—	—	—	(3,133,375)
Investor A	—	—	—	(1,743,642)
Investor C	—	—	—	(863,973)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,365,478)	(12,929,730)	(159,695,620)	(98,136,580)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(55,213,733)	(45,740,597)	7,462,266,195	766,283,374

Net Assets
Total increase (decrease) in net assets	(66,306,047)	(52,066,958)	7,542,229,753	949,484,190
Beginning of year	205,940,028	258,006,986	3,736,716,820	2,787,232,630

End of year	$139,633,981	$205,940,028	$11,278,946,573	$3,736,716,820

Distributions in excess of net investment income, end of year	$(2,985,339)	$(2,781,347)	$(4,538,443)	$(19,718,826)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Determined in accordance with federal income tax regulations.

[3]	Taxable distribution.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	65

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	BlackRock					Institutional
	Year Ended December 31,					Year Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.54	$10.32	$10.32	$9.83	$8.39	$10.54	$10.32	$10.32	$9.83	$8.39

Net investment income[1]	0.43	0.45	0.50	0.53	0.54	0.45	0.43	0.49	0.52	0.56
Net realized and unrealized gain (loss)	(1.38)	1.57	0.03 [2]	0.58 [2]	1.43 [2]	(1.41)	1.58	0.03 [2]	0.58 [2]	1.41 [2]

Net increase (decrease) from investment operations	(0.95)	2.02	0.53	1.11	1.97	(0.96)	2.01	0.52	1.10	1.97

Dividends and distributions from:[3]
Net investment income	(0.10)	(0.60)	(0.49)	(0.54)	(0.51)	(0.07)	(0.59)	(0.48)	(0.53)	(0.52)
Net realized gain	(0.00)[4]	(1.20)	(0.04)	(0.08)	—	(0.00)[4]	(1.20)	(0.04)	(0.08)	—
Return of capital	(0.35)	—	—	—	(0.02)	(0.37)	—	—	—	(0.01)

Total dividends and distributions	(0.45)	(1.80)	(0.53)	(0.62)	(0.53)	(0.44)	(1.79)	(0.52)	(0.61)	(0.53)

Net asset value, end of year	$9.14	$10.54	$10.32	$10.32	$9.83	$9.14	$10.54	$10.32	$10.32	$9.83

Total Investment Return[5]
Based on net asset value	(9.23)%	20.25%	5.23%[6]	11.51%[6]	24.13%[6]	(9.30)%	20.10%	5.11%[6]	11.45%[6]	24.06%[6]

Ratios to Average Net Assets
Total expenses	0.96%[7,8]	1.07%	1.11%	1.28%	2.29%[9]	1.07%[7,8]	1.18%[8]	1.20%[8]	1.35%	2.19%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%[7]	0.85%	0.85%	0.85%	0.85%	0.92%[7]	0.98%	0.96%	0.91%	0.89%

Net investment income	4.22%[7]	4.12%	4.82%	5.11%	5.90%	4.55%[7]	3.92%	4.72%	5.04%	5.87%

Supplemental Data
Net assets, end of year (000)	$11,165	$33,552	$28,415	$27,321	$10,435	$64,636	$15,203	$6,497	$4,563	$2,522

Portfolio turnover	214%	193%	195%	164%	109%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[9]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A					Investor C
	Year Ended December 31,					Year Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.31	$10.31	$9.82	$8.38	$10.53	$10.31	$10.31	$9.82	$8.38

Net investment income[1]	0.40	0.40	0.46	0.49	0.53	0.33	0.33	0.39	0.42	0.46
Net realized and unrealized gain (loss)	(1.39)	1.58	0.03 [2]	0.58 [2]	1.41 [2]	(1.39)	1.57	0.03 [2]	0.58 [2]	1.41 [2]

Net increase (decrease) from investment operations	(0.99)	1.98	0.49	1.07	1.94	(1.06)	1.90	0.42	1.00	1.87

Dividends and distributions from:[3]
Net investment income	(0.08)	(0.56)	(0.45)	(0.50)	(0.49)	(0.06)	(0.48)	(0.38)	(0.43)	(0.42)
Net realized gain	(0.00)[4]	(1.20)	(0.04)	(0.08)	—	(0.00)[4]	(1.20)	(0.04)	(0.08)	—
Return of capital	(0.33)	—	—	—	(0.01)	(0.27)	—	—	—	(0.01)

Total dividends and distributions	(0.41)	(1.76)	(0.49)	(0.58)	(0.50)	(0.33)	(1.68)	(0.42)	(0.51)	(0.43)

Net asset value, end of year	$9.13	$10.53	$10.31	$10.31	$9.82	$9.14	$10.53	$10.31	$10.31	$9.82

Total Investment Return[5]
Based on net asset value	(9.59)%	19.78%	4.81%[6]	11.13%[6]	23.75%[6]	(10.19)%	18.89%	4.08%[6]	10.33%[6]	22.84%[6]

Ratios to Average Net Assets
Total expenses	1.46%[7,8]	1.48%[9]	1.51%[8]	1.67%	2.42%[10]	2.23%[7,9]	2.27%	2.25%[9]	2.36%	3.22%[10]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[7]	1.25%	1.25%	1.20%	1.16%	2.00%[7]	2.00%	1.95%	1.93%	1.89%

Net investment income	4.00%[7]	3.66%	4.38%	4.72%	5.54%	3.32%[7]	2.96%	3.72%	4.05%	4.76%

Supplemental Data
Net assets, end of year (000)	$19,582	$26,999	$14,803	$8,864	$2,028	$9,600	$13,200	$9,799	$7,543	$2,945

Portfolio turnover	214%	193%	195%	164%	109%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended December 31, 2013 and December 31, 2011, the ratio would have been 1.43% and 1.49%, respectively.

[9]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[10]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	67

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.03	$10.34	$10.55	$10.55	$10.95

Net investment income[1]	0.21	0.25	0.28	0.26	0.25
Net realized and unrealized gain (loss)	(0.55)	0.08	0.01 [2]	0.30 [2]	0.36 [2]

Net increase (decrease) from investment operations	(0.34)	0.33	0.29	0.56	0.61

Dividends and distributions from:[3]
Net investment income	—	(0.64)	(0.50)	(0.56)	(1.01)
Distributions in excess of net investment income	(0.21)[4]	—	—	—	—

Total dividends and distributions	(0.21)	(0.64)	(0.50)	(0.56)	(1.01)

Net asset value, end of year	$9.48	$10.03	$10.34	$10.55	$10.55

Total Investment Return[5]
Based on net asset value	(3.40)%	3.17%	2.77%[6]	5.54%[6]	6.13%[6]

Ratios to Average Net Assets
Total expenses	0.78%[7]	0.76%[7]	0.79%[7]	0.80%[7]	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%	0.76%	0.79%	0.79%	0.78%

Net investment income	2.18%	2.38%	2.59%	2.46%	2.36%

Supplemental Data
Net assets, end of year (000)	$14,792	$14,452	$21,293	$21,407	$38,965

Portfolio turnover	65%	64%	82%	82%	172%[8]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended December 31, 2013, December 31, 2012 and December 31, 2010. Excluding the recoupment of past waived fees for the year ended December 31, 2011, the ratio would have been 0.74%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 157%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.02	$10.33	$10.54	$10.54	$10.94

Net investment income[1]	0.20	0.23	0.27	0.24	0.24
Net realized and unrealized gain (loss)	(0.55)	0.09	0.01 [2]	0.31 [2]	0.36 [2]

Net increase (decrease) from investment operations	(0.35)	0.32	0.28	0.55	0.60

Dividends and distributions from:[3]
Net investment income	—	(0.63)	(0.49)	(0.55)	(1.00)
Distributions in excess of net investment income	(0.20)[4]	—	—	—	—

Total dividends and distributions	(0.20)	(0.63)	(0.49)	(0.55)	(1.00)

Net asset value, end of year	$9.47	$10.02	$10.33	$10.54	$10.54

Total Investment Return[5]
Based on net asset value	(3.51)%	3.05%	2.62%[6]	5.42%[6]	6.06%[6]

Ratios to Average Net Assets
Total expenses	0.93%[7]	0.88%	0.90%[7]	0.92%[7]	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%	0.88%	0.90%	0.90%	0.86%

Net investment income	2.08%	2.26%	2.48%	2.33%	2.30%

Supplemental Data
Net assets, end of year (000)	$76,513	$120,959	$150,108	$145,720	$155,656

Portfolio turnover	65%	64%	82%	82%	172%[8]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended December 31, 2013 and December 31, 2010. Excluding the recoupment of past waived fees for the year ended December 31, 2011, the ratio would have been 0.89%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 157%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	69

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.04	$10.35	$10.56	$10.55	$10.96

Net investment income[1]	0.17	0.21	0.25	0.21	0.21
Net realized and unrealized gain (loss)	(0.55)	0.08	0.01 [2]	0.32 [2]	0.35 [2]

Net increase (decrease) from investment operations	(0.38)	0.29	0.26	0.53	0.56

Dividends and distributions from:[3]
Net investment income	—	(0.60)	(0.47)	(0.52)	(0.97)
Distributions in excess of net investment income	(0.17)[4]	—	—	—	—

Total dividends and distributions	(0.17)	(0.60)	(0.47)	(0.52)	(0.97)

Net asset value, end of year	$9.49	$10.04	$10.35	$10.56	$10.55

Total Investment Return[5]
Based on net asset value	(3.74)%	2.77%	2.48%[6]	5.23%[6]	5.64%[6]

Ratios to Average Net Assets
Total expenses	1.14%[7]	1.15%	1.04%[7]	1.17%[7]	1.16%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.15%	1.04%	1.16%	1.15%

Net investment income	1.82%	1.99%	2.36%	2.06%	2.01%

Supplemental Data
Net assets, end of year (000)	$10,834	$13,234	$15,238	$18,796	$40,084

Portfolio turnover	65%	64%	82%	82%	172%[8]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended December 31, 2013 and December 31, 2010. Excluding the recoupment of past waived fees for the year ended December 31, 2011, the ratio would have been 1.03%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 157%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.04	$10.35	$10.56	$10.56	$10.96

Net investment income[1]	0.17	0.20	0.24	0.21	0.21
Net realized and unrealized gain (loss)	(0.55)	0.09	0.01 [2]	0.31 [2]	0.36 [2]

Net increase from investment operations	(0.38)	0.29	0.25	0.52	0.57

Dividends and distributions from:[3]
Net investment income	—	(0.60)	(0.46)	(0.52)	(0.97)
Distributions in excess of net investment income	(0.17)[4]	—	—	—	—

Total dividends and distributions	(0.17)	(0.60)	(0.46)	(0.52)	(0.97)

Net asset value, end of year	$9.49	$10.04	$10.35	$10.56	$10.56

Total Investment Return[5]
Based on net asset value	(3.79)%	2.72%	2.35%[6]	5.11%[6]	5.70%[6]

Ratios to Average Net Assets
Total expenses	1.28%[7]	1.26%[7]	1.20%[7]	1.24%[7]	1.26%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.20%	1.20%	1.20%	1.19%

Net investment income	1.76%	1.93%	2.21%	2.03%	1.96%

Supplemental Data
Net assets, end of year (000)	$29,037	$43,477	$51,646	$69,695	$106,609

Portfolio turnover	65%	64%	82%	82%	172%[8]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended December 31, 2012 and December 31, 2009. Excluding the recoupment of past waived fees for the years ended December 31, 2013, December 31, 2011 and December 31, 2010, the ratio would have been 1.27%, 1.16% and 1.22%, respectively.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 157%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	71

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.03	$10.34	$10.55	$10.54	$10.95

Net investment income[1]	0.09	0.12	0.16	0.13	0.13
Net realized and unrealized gain (loss)	(0.55)	0.09	0.01 [2]	0.32 [2]	0.35 [2]

Net increase (decrease) from investment operations	(0.46)	0.21	0.17	0.45	0.48

Dividends and distributions from:[3]
Net investment income	—	(0.52)	(0.38)	(0.44)	(0.89)
Distributions in excess of net investment income	(0.09)[4]	—	—	—	—

Total dividends and distributions	(0.09)	(0.52)	(0.38)	(0.44)	(0.89)

Net asset value, end of year	$9.48	$10.03	$10.34	$10.55	$10.54

Total Investment Return[5]
Based on net asset value	(4.59)%	1.94%	1.57%[6]	4.39%[6]	4.80%[6]

Ratios to Average Net Assets
Total expenses	2.02%[7]	1.96%	1.95%[7]	1.97%[7]	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	2.02%	1.96%	1.95%	1.97%	1.95%

Net investment income	0.95%	1.18%	1.45%	1.26%	1.21%

Supplemental Data
Net assets, end of year (000)	$8,459	$13,366	$18,135	$25,425	$30,491

Portfolio turnover	65%	64%	82%	82%	172%[8]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended December 31, 2013 and December 31, 2010. Excluding the recoupment of past waived fees for the year ended December 31, 2011, the ratio would have been 1.94%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 157%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	DECEMBER 31, 2013

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Year Ended December 31,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.10	$9.51	$9.96	$9.36	$7.96

Net investment income[2]	0.27	0.36	0.39	0.45	0.56
Net realized and unrealized gain (loss)	0.07	0.57	(0.45)	0.78	1.39

Net increase (decrease) from investment operations	0.34	0.93	(0.06)	1.23	1.95

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.32)	(0.37)	(0.47)	(0.55)
Net realized gain	(0.02)	—	(0.02)	(0.16)	—
Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.27)	(0.34)	(0.39)	(0.63)	(0.55)

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.17	$10.10	$9.51	$9.96	$9.36

Total Investment Return[5]
Based on net asset value	3.38%	9.91%	(0.73)%[6]	13.39%[6]	25.23%[6]

Ratios to Average Net Assets
Total expenses	0.89%[7,8]	0.89%[9]	1.09%[10]	0.54%[11]	1.54%[12,13]

Total expenses after fees waived, reimbursed and paid indirectly	0.87%[8]	0.84%[9]	0.92%[10]	0.35%[11]	0.15%[12]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.65%[8]	0.65%[9]	0.52%[10]	0.34%[11]	0.15%[12]

Net investment income	2.62%[8]	3.62%[9]	3.99%[10]	4.47%[11]	6.30%[12]

Supplemental Data
Net assets, end of year (000)	$7,294,601	$2,180,663	$1,418,742	$618,274	$1,035

Portfolio turnover	1,413%[14]	807%[15]	639%[16]	881%[17]	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended December 31, 2013, the ratio would have been 0.88%.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[13]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[14]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 894%.

[15]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 461%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,778%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,105%.

[16]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 477%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,078%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 846%.

[17]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 750%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 2,093%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,807%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	73

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Year Ended December 31,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.10	$9.51	$9.96	$9.36	$7.97

Net investment income[2]	0.24	0.33	0.37	0.43	0.53
Net realized and unrealized gain (loss)	0.07	0.58	(0.46)	0.77	1.39

Net increase (decrease) from investment operations	0.31	0.91	(0.09)	1.20	1.92

Dividends and distributions from:[3]
Net investment income	(0.22)	(0.30)	(0.34)	(0.44)	(0.53)
Net realized gain	(0.02)	—	(0.02)	(0.16)	—
Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.24)	(0.32)	(0.36)	(0.60)	(0.53)

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.17	$10.10	$9.51	$9.96	$9.36

Total Investment Return[5]
Based on net asset value	3.12%	9.64%	(0.98)%[6]	13.10%[6]	24.76%[6]

Ratios to Average Net Assets
Total expenses	1.15%[7,8]	1.15%[9]	1.35%[10]	0.82%[11]	1.85%[12,13]

Total expenses after fees waived, reimbursed and paid indirectly	1.12%[8]	1.09%[9]	1.16%[10]	0.61%[11]	0.40%[13]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[8]	0.90%[9]	0.77%[10]	0.60%[11]	0.40%[13]

Net investment income	2.39%[8]	3.38%[9]	3.74%[10]	4.19%[11]	6.05%[13]

Supplemental Data
Net assets, end of year (000)	$3,186,806	$1,077,279	$903,984	$530,320	$2,351

Portfolio turnover	1,413%[14]	807%[15]	639%[16]	881%[17]	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[12]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[14]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 894%.

[15]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 461%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,778%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,105%.

[16]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 477%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,078%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 846%.

[17]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 750%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 2,093%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,807%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Year Ended December 31,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.09	$9.50	$9.95	$9.36	$7.96

Net investment income[2]	0.17	0.26	0.29	0.36	0.47
Net realized and unrealized gain (loss)	0.06	0.57	(0.45)	0.76	1.39

Net increase (decrease) from investment operations	0.23	0.83	(0.16)	1.12	1.86

Dividends and distributions from:[3]
Net investment income	(0.15)	(0.22)	(0.27)	(0.37)	(0.46)
Net realized gain	(0.01)	—	(0.02)	(0.16)	—
Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.16)	(0.24)	(0.29)	(0.53)	(0.46)

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.16	$10.09	$9.50	$9.95	$9.36

Total Investment Return[5]
Based on net asset value	2.34%	8.84%	(1.72)%[6]	12.15%[6]	23.99%[6]

Ratios to Average Net Assets
Total expenses	1.93%[7,8]	1.95%[9]	2.11%[10]	1.54%[11]	2.51%[12,13]

Total expenses after fees waived, reimbursed and paid indirectly	1.87%[8]	1.84%[9]	1.91%[10]	1.34%[11]	1.15%[13]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%[8]	1.65%[9]	1.52%[10]	1.33%[11]	1.15%[13]

Net investment income	1.73%[8]	2.66%[9]	2.99%[10]	3.51%[11]	5.32%[13]

Supplemental Data
Net assets, end of year (000)	$797,540	$478,775	$464,507	$291,068	$9,588

Portfolio turnover	1,413%[14]	807%[15]	639%[16]	881%[17]	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

9	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[12]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[14]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 894%.

[15]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 461%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,778%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,105%.

[16]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 477%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 1,078%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 846%.

[17]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover would have been 750%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover would have been 2,093%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover would have been 1,807%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2013	75

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (formerly known as BlackRock Emerging Market Local Debt Portfolio) (“Emerging Markets Flexible Dynamic Bond”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities are classified as non-diversified and International Bond is classified as diversified. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. On June 10, 2013, all of the issued and outstanding shares of International Bond’s Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

On November 12, 2013, the Board of Trustees of the Trust (the “Board”) approved certain changes to Emerging Markets Flexible Dynamic Bond. The Board approved a change in the name of the Fund to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and a change in Emerging Markets Flexible Dynamic Bond’s investment strategy to allow greater flexibility to actively seek investment opportunities across US dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, Emerging Markets Flexible Dynamic Bond added a custom benchmark comprised of 50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index. All of these changes were effective on January 2, 2014.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

76	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains and losses on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, each Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as

BLACKROCK FUNDS II	DECEMBER 31, 2013	77

Notes to Financial Statements (continued)

a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

78	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that

BLACKROCK FUNDS II	DECEMBER 31, 2013	79

Notes to Financial Statements (continued)

can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments

80	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and their counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

BLACKROCK FUNDS II	DECEMBER 31, 2013	81

Notes to Financial Statements (continued)

The following table is a summary of Strategic Income Opportunities’ open transactions by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at value including accrued interest[2]	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$185,882,242	—	$(186,853,084)	$(970,842)	—	—	$3,417,000	$3,417,000	$2,446,158	[4]
Barclays Capital, Inc.	29,368,394	—	(29,644,469)	(276,075)	—	$472,845	—	472,845	196,770
BNP Paribas Securities Corp.	4,327,950	—	(4,200,872)	127,078	$(41,753)	—	—	(41,753)	85,325
Citigroup Global Markets Holdings, Inc.	77,991,127	—	(78,298,554)	(307,427)	—	527,586	—	527,586	220,159
Citigroup Global Markets, Inc.	50,473,588	—	(50,753,989)	(280,401)	—	195,420	—	195,420	(84,981)
Credit Suisse Securities (USA) LLC	490,760,884	—	(486,849,824)	3,911,060	(3,571,626)	—	—	(3,571,626)	339,434
Deutsche Bank Securities, Inc.	291,703,458	$(1,395,113)	(288,346,436)	1,961,909	(3,219,022)	1,713,088	—	(1,505,934)	455,975
Merrill Lynch, Pierce, Fenner & Smith, Inc.	34,165,639	—	(34,075,199)	90,440	—	—	—	—	90,440
Morgan Stanley & Co. International PLC	5,795,811	—	(6,327,164)	(531,353)	—	—	610,559	610,559	79,206
RBC Capital Markets LLC	338,003,097	—	(334,177,246)	3,825,851	(3,405,929)	—	—	(3,405,929)	419,922
UBS Ltd.	14,418,937	—	(14,306,042)	112,895	—	—	—	—	112,895

Total	$1,522,891,127	$(1,395,113)	$(1,513,832,879)	$7,663,135	$(10,238,330)	$2,908,939	$4,027,559	$(3,301,832)	$4,361,303

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $13,513,890 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable is subject to set-off provision against net payable under the ISDA Master Agreement.

Some MRAs may also contain a set-off provision allowing the Fund to offset a net amount payable by the Fund upon a default its counterparty with amounts due to the Fund under another contract (e.g., an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”)), with the same counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical

82	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with nonstandard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-out options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Strategic Income Opportunities invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the

BLACKROCK FUNDS II	DECEMBER 31, 2013	83

Notes to Financial Statements (continued)

expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

84	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
		Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Swap premiums paid; Investments at value — unaffiliated[2]	$57,393	$646,359	$53,534,273
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	801,450	1,055,847	18,734,743
Credit contracts	Unrealized appreciation on OTC swaps[1]; Swap premiums paid Investments at value — unaffiliated[2]	—	10,066	40,939,044
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]	—	—	50,634,393
Total		$858,843	$1,712,272	$163,842,453

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

	Derivative Liabilities
		Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] Unrealized depreciation on OTC swaps[1]; Swap premiums received; Options written at value	$65,753	$488,765	$12,821,726
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	1,036,206	1,298,033	39,812,088
Credit contracts	Unrealized depreciation on OTC swaps[1]; Swap premiums received; Options written at value	—	30,793	34,338,290
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC swaps[1]; Options written at value	—	—	7,653,591
Total		$1,101,959	$1,817,591	$94,625,695

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	DECEMBER 31, 2013	85

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2013
	Net Realized Gain (Loss) From
	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$549,109	$742,478	$12,641,799
Swaps	—	38,438	60,578,261
Options[1]	(175,191)	(33,156)	(929,936)
Foreign currency exchange contracts:
Foreign currency transactions	2,241,520	(11,400,268)	(18,880,936)
Financial futures contracts	—	—	(284,843)
Swaps	—	—	(152,488)
Options[1]	(741,812)	—	(3,250,401)
Credit contracts:
Swaps	(132,162)	34,238	(10,545,502)
Options[1]	—	—	(1,250,850)
Equity contracts:
Financial futures contracts	—	—	5,811,161
Swaps	—	—	(1,686,907)
Options[1]	—	—	22,153,745
Other contracts:
Swaps	—	—	(620,954)

Total	$1,741,464	$(10,618,270)	$63,582,149

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$98,591	$118,293	$33,092,292
Swaps	—	(56,159)	(4,970,029)
Options[1]	—	116,151	(802,040)
Foreign currency exchange contracts:
Foreign currency translations	(488,959)	4,884,673	(19,713,522)
Options[1]	114,406	—	1,010,514
Credit contracts:
Swaps	—	(30,793)	8,924,786
Options[1]	—	—	(275,773)
Equity contracts:
Financial futures contracts	—	—	5,899,702
Swaps	—	—	(600,337)
Options[1]	—	—	14,995,559
Other contracts:
Swaps	—	—	578,832

Total	$(275,962)	$5,032,165	$38,139,984

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

86	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets Flexible Dynamic Bond	International Bond		Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	67	123		11,935
Average number of contracts sold	40	461		23,015
Average notional value of contracts purchased	$10,589,275	$35,541,226		$2,363,135,324
Average notional value of contracts sold	4,861,145	$70,551,502		$3,609,554,396
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	73	55		52
Average number of contracts - US dollars sold	72	37		19
Average US dollar amounts purchased	$96,940,009	$76,565,434		$1,529,046,134
Average US dollar amounts sold	$94,241,731	$76,004,220		$375,985,465
Options:
Average number of option contracts purchased	3	383		765,912,857
Average number of option contracts written	—	383		386,244
Average notional value of option contracts purchased	$24,752,187	$94,190,625		$27,996,831,230
Average notional value of option contracts written	—	$93,712,500		$3,054,725,436
Average number of swaption contracts purchased	—	1		5
Average number of swaption contracts written	—	1		6
Average notional value of swaption contracts purchased	—	$6,100,000		$600,000,785
Average notional value of swaption contracts written	—	$12,200,000		$421,791,497
Structured options:
Average number of units	—	—		160,000,000	[1]
Average notional value	—	—		$36,800,000	[1]
Credit default swaps:
Average number of contracts - buy protection	1	1	[1]	93
Average number of contracts - sell protection	—	—		100
Average notional value - buy protection	$813,527	$3,308,571	[1]	$976,474,250
Average notional value - sell protection	—	—		$668,645,276
Interest rate swaps:
Average number of contracts - pays fixed rate	—	1		13
Average number of contracts - receives fixed rate	—	2		6
Average notional value - pays fixed rate	—	$990,835		$1,653,905,831
Average notional value - receives fixed rate	—	$5,776,590		$657,321,273
Total return swaps:
Average number of contracts	—	—		16
Average notional value	—	—		$187,350,473

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Funds. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clear-inghouse. Additionally, credit exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Some ISDA Master Agreements may also contain a set-off provision allowing the Fund to offset a net amount payable by the Fund upon a default of its counterparty with amounts due to the Fund under another contract (e.g., MRA), with the same counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates

BLACKROCK FUNDS II	DECEMBER 31, 2013	87

Notes to Financial Statements (continued)

of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At December 31, 2013, the Funds’ derivative assets and liabilities (by type) are as follows:

	Emerging Markets Flexible Dynamic Bond			International Bond			Strategic Income Opportunities
	Assets		Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$20,496		$17,344	$19,665		$15,689	$3,458,261		$499,217
Foreign currency exchange contracts	799,737		1,036,206	1,055,847		1,298,033	3,691,961		27,155,301
Options	1,713	[1]	—	329,099	[1]	236,914	72,869,513	[1]	24,015,834
Centrally cleared swaps	—		—	—		—	—		2,656,671
OTC swaps[2]	—		—	11,957		41,810	37,708,212		36,487,023

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$821,946		$1,053,550	$1,416,568		$1,592,446	$117,727,947		$90,814,046
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(20,496)		(17,344)	(19,665)		(15,689)	(43,869,661)		(11,683,454)

Total derivative assets and liabilities subject to a MNA	$801,450		$1,036,206	$1,396,903		$1,576,757	$73,858,286		$79,130,592

[1]	Includes options purchased at value which is included as Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2013:

Emerging Markets Flexible Dynamic Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to a MNA
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$4,774	$(4,774)	—	—	—
BNP Paribas S.A.	41,981	(41,981)	—	—	—
Citibank N.A.	145,749	(145,749)	—	—	—
Credit Suisse International	7,944	—	—	—	$7,944
Deutsche Bank AG	178,026	(178,026)	—	—	—
Goldman Sachs International	33,284	(33,284)	—	—	—
HSBC Bank PLC	51,685	(51,685)	—	—	—
JPMorgan Chase Bank N.A.	331,583	(46,695)	—	—	284,888
UBS AG	6,424	(6,424)	—	—	—

Total	$801,450	$(508,618)	—	—	$292,832

88	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$12,793	$(4,774)	—	—	$8,019
BNP Paribas S.A.	152,739	(41,981)	—	—	110,758
Citibank N.A.	335,054	(145,749)	—	—	189,305
Deutsche Bank AG	196,540	(178,026)	—	—	18,514
Goldman Sachs International	147,982	(33,284)	—	—	114,698
HSBC Bank PLC	136,399	(51,685)	—	—	84,714
JPMorgan Chase Bank N.A.	46,695	(46,695)	—	—	—
UBS AG	8,004	(6,424)	—	—	1,580

Total	$1,036,206	$(508,618)	—	—	$527,588

International Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to a MNA
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[4]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$4,327	$(4,327)	—	—	—
The Bank of New York Mellon	92,829	—	—	—	$92,829
Barclays Bank PLC	26,256	(26,256)	—	—	—
BNP Paribas S.A.	53,974	(16,469)	—	—	37,505
Citibank N.A.	140,904	(65,523)	—	—	75,381
Deutsche Bank AG	1,032,404	(402,648)	—	$(100,000)	529,756
HSBC Bank PLC	40,140	(680)	—	—	39,460
Royal Bank of Scotland PLC	5,617	—	—	—	5,617
UBS AG	452	(452)	—	—	—

Total	$1,396,903	$(516,355)	—	$(100,000)	$780,548

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$13,584	$(4,327)	—	—	$9,257
Barclays Bank PLC	236,027	(26,256)	—	—	209,771
BNP Paribas S.A.	16,469	(16,469)	—	—	—
Citibank N.A.	65,523	(65,523)	—	—	—
Credit Suisse International	6,390	—	—	—	6,390
Deutsche Bank AG	402,648	(402,648)	—	—	—
Goldman Sachs Bank USA	300	—	—	—	300
HSBC Bank PLC	680	(680)	—	—	—
JPMorgan Chase Bank N.A.	26,073	—	—	—	26,073
UBS AG	809,063	(452)	—	—	808,611

Total	$1,576,757	$(516,355)	—	—	$1,060,402

Strategic Income Opportunities
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[4]	Cash Collateral Received[4]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$5,645,056	$(3,097,854)	—	$(200,000)	$2,347,202
Barclays Bank PLC	11,437,620	(11,437,620)	—	—	—
BNP Paribas S.A.	2,060,277	(2,060,277)	—	—	—
Citibank N.A.	11,322,378	(7,538,058)	—	(2,957,000)	827,320
Credit Suisse International	10,217,231	(5,298,755)	$(4,600,744)	—	317,732
Deutsche Bank AG	13,289,641	(13,289,641)	—	—	—
Goldman Sachs Bank USA	1,065,394	(1,065,394)	—	—	—
Goldman Sachs International	2,599,536	(2,599,536)	—	—	—
HSBC Bank USA N.A.	121,849	(121,849)	—	—	—
JPMorgan Chase Bank N.A.	6,371,244	(6,371,244)	—	—	—
Merrill Lynch International	526,083	—	—	—	526,083
Morgan Stanley Capital Services LLC	1,759,561	(1,759,561)	—	—	—
Royal Bank of Scotland PLC	5,488,184	—	—	—	5,488,184
UBS AG	908,779	(908,779)	—	—	—
Westpac Banking Corp	1,045,453	—	—	—	1,045,453

Total	$73,858,286	$(55,548,568)	$(4,600,744)	$(3,157,000)	$10,551,974

BLACKROCK FUNDS II	DECEMBER 31, 2013	89

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[5]	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$3,097,854	$(3,097,854)	—	—	—
Barclays Bank PLC	28,206,915	(11,437,620)	$(10,829,353)	$(5,650,000)	$289,942	[6]
BNP Paribas S.A.	2,582,057	(2,060,277)	—	(521,780)	—
Citibank N.A.	7,538,058	(7,538,058)	—	—	—
Credit Suisse International	5,298,755	(5,298,755)	—	—	—
Deutsche Bank AG	14,496,098	(13,289,641)	—	—	1,206,457
Goldman Sachs Bank USA	1,416,945	(1,065,394)	—	(300,000)	51,551
Goldman Sachs International	2,779,391	(2,599,536)	(179,855)	—	—
HSBC Bank PLC	269,631	—	—	—	269,631
HSBC Bank USA N.A.	965,567	(121,849)	—	(843,718)	—
JPMorgan Chase Bank N.A.	7,811,430	(6,371,244)	(806,018)	—	634,168
Morgan Stanley Capital Services LLC	3,332,331	(1,759,561)	—	—	1,572,770
Royal Bank of Canada	157,172	—	—	—	157,172
UBS AG	1,178,388	(908,779)	—	(269,609)	—

Total	$79,130,592	$(55,548,568)	$(11,815,226)	$(7,585,107)	$4,181,691

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

[4]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[5]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

[6]	Net payable is subject to set-off provision against net receivable under the MRA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	International Bond and Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion — $2 Billion	0.550%	0.500%
$2 Billion — $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$7,932
International Bond	$2,853
Strategic Income Opportunities	$581,376

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), affiliates of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BFM, BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor C	0.25%	0.75%

*	Service Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C shareholders.

90	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Service	—	$29,718	—
Investor A	$80,364	89,439	$4,969,414
Investor B*	—	1,576	—
Investor C	123,140	106,632	6,281,079

Total	$203,504	$227,365	$11,250,493

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

	International Bond	Strategic Income Opportunities
Institutional	$85,898	$736,009
Service	27	—
Investor A	395	126
Investor C	—	162

Total	$86,320	$736,297

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$181	$122	—
Institutional	101	617	$12,321
Service	—	340	—
Investor A	822	2,165	16,165
Investor B*	—	44	—
Investor C	1,088	649	6,473

Total	$2,192	$3,937	$34,959

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

For the year ended December 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$588	$838	—
Institutional	34,451	150,998	$3,369,355
Service	—	13,357	—
Investor A	65,004	86,647	1,877,394
Investor B*	—	1,284	—
Investor C	28,534	25,389	741,406

Total	$128,577	$278,513	$5,988,155

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration - class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee - Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended December 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Emerging Markets Flexible Dynamic Bond	$77,205
International Bond	$116,791
Strategic Income Opportunities	$3,769,676

BLACKROCK FUNDS II	DECEMBER 31, 2013	91

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$5,213	$3,740	—
Institutional	13,834	25,151	$361,059
Service	—	2,968	—
Investor A	7,997	8,936	249,093
Investor B*	—	40	—
Investor C	3,072	2,662	143,881

Total	$30,116	$43,497	$754,033

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.65%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.90%
Investor C	2.00%	2.25%	1.65%
Class R	N/A	1.98%[3]	N/A

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[2]	Institutional Shares of International Bond currently have a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of December 31, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2013, the amounts included in fees waived by Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$142,266
International Bond	$104

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$3,635	$241	—
Institutional	1,408	22,235	$105,972
Investor A	3,364	4,458	137,054
Investor B*	—	39	—
Investor C	2,705	—	143,808

Total	$11,112	$26,973	$386,834

Transfer Agent Fees Waived
	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$130	—	—
Institutional	2	$444	$2,833
Investor A	494	1,190	7,758
Investor B*	—	45	—
Investor C	916	—	6,278

Total	$1,542	$1,679	$16,869

Transfer Agent Fees Reimbursed
	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	$330	$9	—
Institutional	1,981	13,106	$303,123
Investor A	29,488	22,545	283,625
Investor B*	—	439	—
Investor C	8,980	—	155,100

Total	$40,779	$36,099	$741,848

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

92	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Fund Level	$1,729	$502	$470
BlackRock	238	414	—
Institutional	352	—	503,801
Investor A	9,982	3,377	114,277
Investor C	—	—	2,904

Total	$12,301	$4,293	$621,452

On December 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014	2015
Emerging Markets Flexible Dynamic Bond
Fund Level	$133,603	$142,265
BlackRock	$7,846	$4,095
Institutional	—	$3,391
Investor A	—	$33,346
Investor C	$9,101	$12,601
International Bond
BlackRock	—	$251
Investor A	$23,868	$28,192
Strategic Income Opportunities
Institutional	$885,658	$411,927
Investor A	$610,244	$428,437
Investor C	$507,627	$305,187

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2013:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Fund Level	$121,631	—
BlackRock	$6,905	—
Institutional	—	$244,345
Investor A	—	$407,246
Investor C	$5,894	$312,824

For the year ended December 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$8,325
International Bond	$1,675
Strategic Income Opportunities	$358,920

For the year ended December 31, 2013, affiliates received CDSCs as follows:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
BlackRock	—	$432	—
Investor A	$3,124	—	$106,863
Investor B	—	$3	—
Investor C	$8,708	—	$153,757

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Strategic Income Opportunities Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act was $4,941,567.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Emerging Markets Flexible Dynamic Bond	$236,344,108	$201,646,375
International Bond	$100,820,645	$173,323,587
Strategic Income Opportunities	$77,950,437,060	$77,564,054,184

Purchases and sales of US government securities for the year ended December 31, 2013, were as follows:

	Purchases	Sales
Emerging Markets Flexible Dynamic Bond	$21,130,763	$18,027,158
International Bond	$6,818,510	$1,677,126
Strategic Income Opportunities	$14,698,512,604	$14,382,418,600

Purchases and sales of mortgage dollar rolls for the year ended December 31, 2013, were as follows:

	Purchases	Sales
Strategic Income Opportunities	$33,732,531,648	$33,738,243,294

BLACKROCK FUNDS II	DECEMBER 31, 2013	93

Notes to Financial Statements (continued)

Transactions in options written for the year ended December 31, 2013, were as follows:

	International Bond
	Puts
	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	510	12,200	$379,918
Options written	—	—	—
Options expired	(510)	—	(113,348)
Options closed	—	—	—

Outstanding options, end of year	—	12,200	$266,570

[1]	Amount shown is in the currency in which the transaction was denominated.

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of year	2,500	317,350	$4,432,821	—	768,425	$21,331,758
Options written	25,533,245	3,025,017	76,934,125	24,903,225	89,820,915	76,080,842
Options exercised	—	(964,526)	(20,461,027)	—	(145,515)	(760,943)
Options expired	(24,881,066)	(976,091)	(9,551,454)	(24,784,246)	(2,487,245)	(18,594,957)
Options closed	(276,452)	(1,298,250)	(46,492,698)	(101,044)	(2,483,910)	(66,037,197)

Outstanding options, end of year	378,227	103,500	$4,861,767	17,935	85,472,670	$12,019,503

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions, the accounting for swap agreements, net operating losses, the characterization of expenses and distributions paid in excess of taxable income were reclassified to the following accounts:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Paid-in capital	—	$(8,264,869)	—
Distributions in excess of net investment income	$(5,507,045)	$(199,287)	$(5,731,625)
Accumulated net realized loss	$5,507,045	$8,464,156	$5,731,625

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Ordinary Income
12/31/2013	$886,449	$3,365,478	$159,695,620
12/31/2012	7,522,799	12,929,730	92,395,590
Long-Term Capital Gains
12/31/2013	14,734	—	—
12/31/2012	5,349,911	—	—
Return of Capital
12/31/2013	4,179,973	—	—
12/31/2012	—	—	5,740,990
Total
12/31/2013	$5,081,156	$3,365,478	$159,695,620

12/31/2012	$12,872,710	$12,929,730	$98,136,580

94	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

As of December 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Markets Flexible Dynamic Bond	International Bond	Strategic Income Opportunities
Undistributed long-term capital gains	—	—	$34,726,979
Capital loss carryforwards	$(4,878,391)	$(20,813,148)	—
Net unrealized gains (losses)[1]	(7,462,544)	(4,519,880)	119,147,550
Qualified late-year losses[2]	(2,515,271)	(1,295,323)	(24,780,021)
Total	$(14,856,206)	$(26,628,351)	$129,094,508

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	Emerging Markets Flexible Dynamic Bond	International Bond
2016	—	$2,423,262
2017	—	17,832,091
2018		557,795
No expiration date	$4,878,391	—
Total	$4,878,391	$20,813,148

During the year ended December 31, 2013, the funds listed below utilized the following amount of their respective capital loss carryforward:

International Bond	$5,213,627
Strategic Income Opportunities	$18,943,022

As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Tax cost	$99,748,510	$139,795,457	$14,488,403,856

Gross unrealized appreciation	$168,665	$5,917,523	$214,511,273
Gross unrealized depreciation	(6,956,031)	(8,470,990)	(101,989,638)

Net unrealized appreciation (depreciation)	$(6,787,366)	$(2,553,467)	$112,521,635

8. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered as borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Strategic Income Opportunities were $298,909,382 and (0.16)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK FUNDS II	DECEMBER 31, 2013	95

Notes to Financial Statements (continued)

Emerging Markets Flexible Dynamic Bond and International Bond invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, and may affect the value and liquidity of certain of the Funds’ investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	7,084	$74,739	2,773	$30,841
Shares issued in reinvestment of dividends and distributions	79,865	802,215	480,029	5,080,986
Shares redeemed	(2,049,227)	(20,899,066)	(52,642)	(577,097)

Net increase (decrease)	(1,962,278)	$(20,022,112)	430,160	$4,534,730

Institutional
Shares sold	11,601,939	$117,320,183	1,195,156	$13,251,944
Shares issued in reinvestment of dividends and distributions	212,810	2,068,150	183,945	1,940,065
Shares redeemed	(6,185,530)	(60,426,712)	(565,887)	(6,151,253)

Net increase	5,629,219	$58,961,621	813,214	$9,040,756

Investor A
Shares sold	4,419,081	$46,043,497	1,429,488	$15,877,304
Shares issued in reinvestment of dividends	123,248	1,211,991	342,914	3,620,776
Shares redeemed	(4,961,777)	(47,663,279)	(644,296)	(7,147,845)

Net increase (decrease)	(419,448)	$(407,791)	1,128,106	$12,350,235

Investor C
Shares sold	491,278	$5,022,454	515,475	$5,696,557
Shares issued in reinvestment of dividends and distributions	34,780	340,103	149,366	1,575,688
Shares redeemed	(728,470)	(7,172,114)	(361,565)	(3,972,872)

Net increase (decrease)	(202,412)	$(1,809,557)	303,276	$3,299,373

Total Net Increase	3,045,081	$36,722,161	2,674,756	$29,225,094

International Bond
BlackRock
Shares sold	165,541	$1,611,832	129,007	$1,347,677
Shares issued in reinvestment of dividends	32,951	314,614	92,492	949,710
Shares redeemed	(78,883)	(756,572)	(839,889)	(8,819,989)

Net increase (decrease)	119,609	$1,169,874	(618,390)	$(6,522,602)

Institutional
Shares sold	1,995,375	$19,032,695	2,351,767	$24,545,544
Shares issued in reinvestment of dividends	104,048	993,048	543,105	5,549,568
Shares redeemed	(6,090,813)	(57,993,984)	(5,353,233)	(55,510,133)

Net decrease	(3,991,390)	$(37,968,241)	(2,458,361)	$(25,415,021)

Service
Shares sold	528,858	$5,079,337	146,419	$1,534,622
Shares issued in reinvestment of dividends	9,642	92,100	37,790	387,541
Shares redeemed	(714,871)	(6,797,190)	(338,315)	(3,510,602)

Net decrease	(176,371)	$(1,625,753)	(154,106)	$(1,588,439)

96	BLACKROCK FUNDS II	DECEMBER 31, 2013

Notes to Financial Statements (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
International Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares received from conversion*	22,635	$214,350	—	—
Shares sold and automatic conversion of shares	1,632,583	15,549,595	1,794,682	$19,019,666
Shares issued in reinvestment of dividends	64,588	617,774	243,493	2,496,506
Shares redeemed	(2,989,349)	(28,539,990)	(2,696,994)	(28,205,912)

Net decrease	(1,269,543)	$(12,158,271)	(658,819)	$(6,689,740)

Investor B
Shares sold	1,053	$9,840	245	$2,551
Shares issued in reinvestment of dividends	124	1,202	2,451	25,147
Shares converted*	(22,635)	(214,350)	—	—
Shares redeemed	(23,527)	(226,186)	(110,834)	(1,150,615)

Net decrease	(44,985)	$(429,494)	(108,138)	$(1,122,917)

* On June 10, 2013, Investor B Shares converted to Investor A Shares.

Investor C
Shares sold	100,512	$959,925	119,080	$1,240,513
Shares issued in reinvestment of dividends	9,288	88,850	59,723	610,221
Shares redeemed	(549,979)	(5,250,623)	(599,919)	(6,252,612)

Net decrease	(440,179)	$(4,201,848)	(421,116)	$(4,401,878)

Total Net Decrease	(5,802,859)	$(55,213,733)	(4,418,930)	$(45,740,597)

Strategic Income Opportunities
Institutional
Shares sold	614,226,183	$6,198,969,701	108,040,823	$1,068,534,546
Shares issued in reinvestment of dividends and distributions	8,192,985	82,789,143	4,665,984	46,055,569
Shares redeemed	(120,938,893)	(1,219,070,457)	(45,964,632)	(451,805,656)

Net increase	501,480,275	$5,062,688,387	66,742,175	$662,784,459

Investor A
Shares sold	253,421,997	$2,557,179,311	44,948,702	$443,644,369
Shares issued in reinvestment of dividends and distributions	4,282,951	43,282,267	2,802,916	27,648,807
Shares redeemed	(50,965,138)	(514,099,233)	(36,148,095)	(354,167,678)

Net increase	206,739,810	$2,086,362,345	11,603,523	$117,125,498

Investor C
Shares sold	44,218,944	$446,075,592	12,894,823	$126,911,121
Shares issued in reinvestment of dividends and distributions	857,673	8,668,109	1,005,105	9,893,277
Shares redeemed	(14,031,014)	(141,528,238)	(15,345,307)	(150,430,981)

Net increase (decrease)	31,045,603	$313,215,463	(1,445,379)	$(13,626,583)

Total Net Increase	739,265,688	$7,462,266,195	76,900,319	$766,283,374

BLACKROCK FUNDS II	DECEMBER 31, 2013	97

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective January 2, 2014, Emerging Markets Flexible Dynamic Bond changed its name from BlackRock Emerging Market Local Debt Portfolio and made certain changes to its investment strategies.

On February 11, 2014, the Board approved a proposal to close International Bond to new and subsequent investments and thereafter to liquidate International Bond. Effective March 14, 2014, except for certain retirement plan accounts, International Bond will no longer accept orders from new investors or existing shareholders to purchase International Bond shares. The shares of any shareholders holding shares on the date of liquidation, which International Bond currently anticipates to be on or about April 14, 2014, will be redeemed at the net asset value per share, and International Bond will then be terminated as a series of the Trust.

98	BLACKROCK FUNDS II	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (formerly BlackRock Emerging Market Local Debt Portfolio), BlackRock International Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (formerly BlackRock Emerging Market Local Debt Portfolio) and BlackRock International Bond Portfolio, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Income Opportunities Portfolio (collectively with BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock International Bond Portfolio, the “Funds”), each a series of BlackRock Funds II, as of December 31, 2013, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended December 31, 2013 and December 31, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock International Bond Portfolio as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Strategic Income Opportunities Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for the years ended December 31, 2013 and December 31, 2012, and the financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the taxable year ended December 31, 2013:

Foreign Source Income
Emerging Markets Flexible Dynamic Bond	71.93%

Interest-Related Dividends for Non-U.S. Residents and Qualified Short-Term Capital Gains[1]
Strategic Income Opportunities	71.43%

[1]	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations

Federal Obligation Interest[2]
Strategic Income Opportunities	8.73%

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Emerging Markets Flexible Dynamic Bond Portfolio distributed long-term capital gains of $0.001163 per share to shareholders of record on July 19, 2013.

BLACKROCK FUNDS II	DECEMBER 31, 2013	99

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Actavis, plc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 83 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 83 Portfolios	None

100	BLACKROCK FUNDS II	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 83 Portfolios	None

[1]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	DECEMBER 31, 2013	101

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055 BlackRock International Limited Edinburgh, EH3 8JB United Kingdom BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[2]	For Strategic Income Opportunities.

[3]	For International Bond and Strategic Income Opportunities.

[4]	For Emerging Markets Flexible Dynamic Bond.

102	BLACKROCK FUNDS II	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	DECEMBER 31, 2013	103

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	BLACKROCK FUNDS II	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio BlackRock Equity Dividend Fund BlackRock EuroFund BlackRock Flexible Equity Fund BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund BlackRock Natural Resources Trust BlackRock Pacific Fund BlackRock Real Estate Securities Fund BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock CoreAlpha Bond Fund BlackRock CoRI Funds
2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	DECEMBER 31, 2013	105

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$43,763	$43,500	$0	$0	$15,350	$14,850	$0	$0
BlackRock International Bond Portfolio	$34,363	$34,100	$0	$0	$15,100	$14,600	$0	$0
BlackRock Strategic Income Opportunities Portfolio	$55,963	$45,200	$0	$0	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$15,350	$14,850
BlackRock International Bond Portfolio	$15,100	$14,600
BlackRock Strategic Income Opportunities Portfolio	$15,100	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: February 28, 2014